UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders for the Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Trend Driven Allocation Fund, and Goldman Sachs Government Money Market Fund is filed herewith.

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Insights Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$95	0.80%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  Stock selection in the industrials, consumer discretionary and materials sectors contributed most positively to the Fund’s performance versus the MSCI EAFE Standard Index. To select stocks for the Fund, we use a quantitative model and four investment themes, overweighting or underweighting those chosen by the model.

  Each of our four investment themes contributed positively, led by Market Themes & Trends and then followed by Fundamental Mispricings, Sentiment Analysis and High Quality Business Models.

  Among individual stock positions, the Fund was helped most by an overweight to Sumitomo Electric Industries and underweights to SAP and CSL.

  The overweight in Sumitomo Electric Industries, a Japanese manufacturer, specializing in wires, cables and advanced materials for electronics, energy, automotive and telecommunications, was driven mostly by our Market Themes & Trends investment theme.

  The Fund’s underweight in Germany-based software company SAP was largely due to our High Quality Business Models and Market Themes & Trends investment themes.

  Our Market Themes & Trends investment theme primarily drove the Fund’s underweight in Australia-based biotechnology firm CSL.

  The Fund benefited from its country positioning, with overweights in Germany and Japan and an underweight to the U.K. contributing most positively.

Top Detractors from Performance:

  Stock selection in financials and communication services hurt—the only two sectors to detract from the Fund’s relative performance during the Period.

  The Fund was hampered most by underweight positions in Banco Santander and SoftBank Group and an overweight in Novo Nordisk.

  The underweight in Banco Santander, a Spain-based bank, was based mainly on our High Quality Business Models and Market Themes & Trends investment themes.

  The Fund was underweight SoftBank Group, a Japan-based investment holding company, primarily because of our Market Themes & Trends and Fundamental Mispricings investment themes.

  Our Sentiment Analysis and High Quality Business Models investment themes drove the Fund’s overweight in Denmark-based pharmaceuticals manufacturer Novo Nordisk.

  Underweights in Spain and Ireland and an overweight in Denmark dampened the Fund’s results.

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	MSCI EAFE Index (Net, USD, Unhedged)
1/1/16	$10,000	$10,000
12/16	$9,727	$10,100
12/17	$12,314	$12,628
12/18	$10,310	$10,887
12/19	$12,212	$13,283
12/20	$13,043	$14,321
12/21	$14,631	$15,934
12/22	$12,648	$13,632
12/23	$15,015	$16,118
12/24	$15,935	$16,734
12/25	$22,067	$21,958

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	38.48%	11.08%	8.23%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	8.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$127,837,210
# of Portfolio Holdings as of Period End	317
Portfolio Turnover Rate for the Period	156%
Total Net Advisory Fees Paid for the Period	$894,733

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	23.8%
Industrials	19.8%
Health Care	12.8%
Information Technology	9.9%
Consumer Discretionary	8.9%
Materials	7.1%
Consumer Staples	6.0%
Communication Services	3.6%
Energy	3.5%
Other	3.3%

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

380987701-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Insights Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$125	1.05%

How did the Fund perform and what affected its performance?

The broad international equity market performed strongly overall in 2025, significantly outpacing U.S. stocks in positive territory for the first time since 2017 and by the widest gap since 1993. Such strong performance was supported by an improving economic outlook in Europe, European Central Bank and Bank of England interest rate cuts, increased defense spending, favorable currency movements, rising commodity prices, resilient corporate earnings, strong global enthusiasm for technology/AI, political stability in Japan, higher U.S. equity valuations and the U.S. Federal Reserve’s commencement of a monetary easing cycle—all despite the volatility and sector-specific impacts caused by the persistent overhangs of shifting U.S. tariff and trade policy and geopolitical tensions in the Middle East, Russia/Ukraine and other “hot spots” around the world.

Top Contributors to Performance:

  Stock selection in the industrials, consumer discretionary and materials sectors contributed most positively to the Fund’s performance versus the MSCI EAFE Standard Index. To select stocks for the Fund, we use a quantitative model and four investment themes, overweighting or underweighting those chosen by the model.

  Each of our four investment themes contributed positively, led by Market Themes & Trends and then followed by Fundamental Mispricings, Sentiment Analysis and High Quality Business Models.

  Among individual stock positions, the Fund was helped most by an overweight to Sumitomo Electric Industries and underweights to SAP and CSL.

  The overweight in Sumitomo Electric Industries, a Japanese manufacturer, specializing in wires, cables and advanced materials for electronics, energy, automotive and telecommunications, was driven mostly by our Market Themes & Trends investment theme.

  The Fund’s underweight in Germany-based software company SAP was largely due to our High Quality Business Models and Market Themes & Trends investment themes.

  Our Market Themes & Trends investment theme primarily drove the Fund’s underweight in Australia-based biotechnology firm CSL.

  The Fund benefited from its country positioning, with overweights in Germany and Japan and an underweight to the U.K. contributing most positively.

Top Detractors from Performance:

  Stock selection in financials and communication services hurt—the only two sectors to detract from the Fund’s relative performance during the Period.

  The Fund was hampered most by underweight positions in Banco Santander and SoftBank Group and an overweight in Novo Nordisk.

  The underweight in Banco Santander, a Spain-based bank, was based mainly on our High Quality Business Models and Market Themes & Trends investment themes.

  The Fund was underweight SoftBank Group, a Japan-based investment holding company, primarily because of our Market Themes & Trends and Fundamental Mispricings investment themes.

  Our Sentiment Analysis and High Quality Business Models investment themes drove the Fund’s overweight in Denmark-based pharmaceuticals manufacturer Novo Nordisk.

  Underweights in Spain and Ireland and an overweight in Denmark dampened the Fund’s results.

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	MSCI EAFE Index (Net, USD, Unhedged)
1/1/16	$10,000	$10,000
12/16	$9,713	$10,100
12/17	$12,259	$12,628
12/18	$10,230	$10,887
12/19	$12,095	$13,283
12/20	$12,886	$14,321
12/21	$14,408	$15,934
12/22	$12,431	$13,632
12/23	$14,722	$16,118
12/24	$15,577	$16,734
12/25	$21,520	$21,958

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	38.15%	10.80%	7.96%
MSCI EAFE Index (Net, USD, Unhedged)	31.22%	8.92%	8.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$127,837,210
# of Portfolio Holdings as of Period End	317
Portfolio Turnover Rate for the Period	156%
Total Net Advisory Fees Paid for the Period	$894,733

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	23.8%
Industrials	19.8%
Health Care	12.8%
Information Technology	9.9%
Consumer Discretionary	8.9%
Materials	7.1%
Consumer Staples	6.0%
Communication Services	3.6%
Energy	3.5%
Other	3.3%

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - International Equity Insights Fund

380987776-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Large Cap Value Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$74	0.70%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection in the industrials, financials and real estate sectors contributed most positively to the Fund’s relative results.

  Relative to the Russell 1000® Value Index (Russell Index), the Fund benefited most from positions in electricity company GE Vernova, heavy machinery manufacturer Caterpillar and aviation engine and systems manufacturer GE Aerospace.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company.

  An overweight in Caterpillar added value, with the company’s stock price rising as Caterpillar was increasingly recognized as a key player in the AI and data center infrastructure boom, providing essential power generation solutions and construction equipment, which contributed to revenue tailwinds and boosted investor confidence. Its growing backlog provided strong revenue visibility, signaling, in our view, sustained momentum and long-term profitable growth potential, further supported by increased global infrastructure spending and data center buildouts.

  An overweight in GE Aerospace contributed positively due to the company’s strong financial results in both its commercial engine and defense segments. The company demonstrated revenue increases driven by defense deliveries, services and equipment, and improved pricing power. While we continued to like the company, we decided to exit the position and reallocate the proceeds to what we viewed as better risk/reward opportunities.

Top Detractors from Performance:

  The Fund posted double-digit positive absolute returns but underperformed the Russell Index on a relative basis due primarily to stock selection decisions overall. Sector allocation positioning as a whole also detracted, albeit modestly.

  Stock selection in the information technology, health care and materials sectors detracted most from the Fund’s relative results. Having an underweight in information technology and an overweight in health care also hurt.

  Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in health insurance and health care services provider UnitedHealth Group, semiconductor manufacturer Micron Technology and semiconductor company Marvell Technology.

  An overweight in UnitedHealth Group detracted, as higher than consensus expected care costs and an unfavorable client mix dynamic pressured its profitability. In light of this challenging environment, we exited the Fund’s position in favor of opportunities we found more compelling from a risk/reward perspective.

  An underweight in Micron Technology detracted from results, as its share price rose on the back of its robust financial performance. The company consistently surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products that are critical components for AI applications.

  An overweight in Bristol-Myers Squibb dampened results, as investors were disappointed in the performance of its new product launches. Concerns around generic erosion and patent cliffs further hurt, as the market lacked confidence in Marvell Technology dampened results, as investors grew concerned with the company’s decelerating data center growth, strategic partnerships, order lumpiness and increasingly competitive landscape—ultimately leading its stock to a double-digit decline during the Period.

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Russell 1000® Value Index	Russell 1000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$11,158	$11,734	$11,205
12/17	$12,257	$13,337	$13,635
12/18	$11,220	$12,234	$12,984
12/19	$14,129	$15,481	$17,064
12/20	$14,692	$15,914	$20,641
12/21	$18,237	$19,918	$26,101
12/22	$17,075	$18,416	$21,108
12/23	$19,297	$20,527	$26,707
12/24	$22,597	$23,477	$33,253
12/25	$25,055	$27,212	$39,029

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	10.88%	11.26%	9.61%
Russell 1000® Value Index	15.91%	11.32%	10.52%
Russell 1000® Index	17.37%	13.58%	14.58%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$265,597,465
# of Portfolio Holdings as of Period End	66
Portfolio Turnover Rate for the Period	81%
Total Net Advisory Fees Paid for the Period	$1,798,521

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	22.4%
Industrials	15.8%
Health Care	11.9%
Information Technology	10.2%
Communication Services	8.9%
Consumer Discretionary	7.7%
Consumer Staples	6.6%
Energy	4.7%
Materials	4.3%
Other	7.4%

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

380987107-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Large Cap Value Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$98	0.93%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection in the industrials, financials and real estate sectors contributed most positively to the Fund’s relative results.

  Relative to the Russell 1000® Value Index (Russell Index), the Fund benefited most from positions in electricity company GE Vernova, heavy machinery manufacturer Caterpillar and aviation engine and systems manufacturer GE Aerospace.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company.

  An overweight in Caterpillar added value, with the company’s stock price rising as Caterpillar was increasingly recognized as a key player in the AI and data center infrastructure boom, providing essential power generation solutions and construction equipment, which contributed to revenue tailwinds and boosted investor confidence. Its growing backlog provided strong revenue visibility, signaling, in our view, sustained momentum and long-term profitable growth potential, further supported by increased global infrastructure spending and data center buildouts.

  An overweight in GE Aerospace contributed positively due to the company’s strong financial results in both its commercial engine and defense segments. The company demonstrated revenue increases driven by defense deliveries, services and equipment, and improved pricing power. While we continued to like the company, we decided to exit the position and reallocate the proceeds to what we viewed as better risk/reward opportunities.

Top Detractors from Performance:

  The Fund posted double-digit positive absolute returns but underperformed the Russell Index on a relative basis due primarily to stock selection decisions overall. Sector allocation positioning as a whole also detracted, albeit modestly.

  Stock selection in the information technology, health care and materials sectors detracted most from the Fund’s relative results. Having an underweight in information technology and an overweight in health care also hurt.

  Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in health insurance and health care services provider UnitedHealth Group, semiconductor manufacturer Micron Technology and semiconductor company Marvell Technology.

  An overweight in UnitedHealth Group detracted, as higher than consensus expected care costs and an unfavorable client mix dynamic pressured its profitability. In light of this challenging environment, we exited the Fund’s position in favor of opportunities we found more compelling from a risk/reward perspective.

  An underweight in Micron Technology detracted from results, as its share price rose on the back of its robust financial performance. The company consistently surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products that are critical components for AI applications.

  An overweight in Bristol-Myers Squibb dampened results, as investors were disappointed in the performance of its new product launches. Concerns around generic erosion and patent cliffs further hurt, as the market lacked confidence in Marvell Technology dampened results, as investors grew concerned with the company’s decelerating data center growth, strategic partnerships, order lumpiness and increasingly competitive landscape—ultimately leading its stock to a double-digit decline during the Period.

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Russell 1000® Value Index	Russell 1000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$11,128	$11,734	$11,205
12/17	$12,192	$13,337	$13,635
12/18	$11,129	$12,234	$12,984
12/19	$13,979	$15,481	$17,064
12/20	$14,502	$15,914	$20,641
12/21	$17,972	$19,918	$26,101
12/22	$16,791	$18,416	$21,108
12/23	$18,925	$20,527	$26,707
12/24	$22,103	$23,477	$33,253
12/25	$24,446	$27,212	$39,029

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	10.60%	11.00%	9.34%
Russell 1000® Value Index	15.91%	11.32%	10.52%
Russell 1000® Index	17.37%	13.58%	14.58%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$265,597,465
# of Portfolio Holdings as of Period End	66
Portfolio Turnover Rate for the Period	81%
Total Net Advisory Fees Paid for the Period	$1,798,521

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	22.4%
Industrials	15.8%
Health Care	11.9%
Information Technology	10.2%
Communication Services	8.9%
Consumer Discretionary	7.7%
Consumer Staples	6.6%
Energy	4.7%
Materials	4.3%
Other	7.4%

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Large Cap Value Fund

380987677-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Mid Cap Growth Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$86	0.83%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sector allocation positioning overall contributed positively to the Fund’s results relative to the Russell Midcap® Growth Index (Russell Index).

  Stock selection in industrials, consumer discretionary and energy contributed most positively to the Fund’s relative results. Having an underweight to consumer discretionary also added value.

  The Fund was helped most versus the Russell Index by investments in electricity company GE Vernova, pharmaceuticals wholesale and distribution company Cencora and energy control systems manufacturer Woodward.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company. While we continued to like the company, we exited the Fund’s position, as its significant appreciation led to a market capitalization that surpassed the thresholds for a mid-cap company.

  An overweight in Cencora contributed positively, as momentum within the company’s U.S. drug distribution business underpinned its strong performance. Positive utilization and drug volume trends, coupled with upcoming patent cliffs within the pharmaceutical industry, benefited the company’s growth during the Period. The company experienced pricing, client mix and margin benefits as well.

  An overweight in Woodward added value, as strong demand from constituents across the aerospace and industrials markets bolstered the company’s sales and profitability. Alongside these demand tailwinds, the company, via strong execution from its management team, strategically adapted itself for ongoing growth and increased market share through completing strategic acquisitions, share buybacks and increased investments in core assets.

Top Detractors from Performance:

  The Fund generated positive absolute returns but underperformed the Russell Index on a relative basis due primarily to stock selection overall.

  Weak stock selection in information technology, financials and communication services detracted most.

  The Fund’s investments in mechanical, electrical and plumbing building systems provider Comfort Systems USA, veterinary diagnostics, software and water testing company Idexx Laboratories and alternative asset manager Blue Owl Capital detracted most.

  An underweight in Comfort Systems USA detracted. The company was a beneficiary of the AI growth theme, as increased federal spending and strong demand growth for the company’s specialized mechanical and electrical services benefited revenue and margins. We sold the Fund’s position early in the calendar year, which led the company to be a detractor for the Period.

  An underweight in Idexx Laboratories hurt. The company’s stock price appreciated sharply as strong demand for the company’s animal diagnostics services, software tailwinds and increased investment in pet care benefited its top and bottom lines. The Fund’s exit from its stock early in the calendar year caused it to be a detractor for the Period.

  An overweight in Blue Owl Capital detracted. The company experienced pressure as a failed merger attempt, coupled with market-wide concern regarding the legitimacy of private credit investing, sparked fears regarding the company’s liquidity and valuation—causing a sell-off in its stock.

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Russell Midcap® Growth Index	Russell 3000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$10,171	$10,733	$11,274
12/17	$12,931	$13,445	$13,656
12/18	$12,392	$12,807	$12,941
12/19	$16,649	$17,349	$16,955
12/20	$24,054	$23,524	$20,497
12/21	$26,857	$26,518	$25,756
12/22	$19,820	$19,433	$20,808
12/23	$23,523	$24,460	$26,210
12/24	$28,340	$29,865	$32,451
12/25	$30,443	$32,452	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	7.42%	4.82%	11.77%
Russell Midcap® Growth Index	8.66%	6.64%	12.48%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$63,373,198
# of Portfolio Holdings as of Period End	67
Portfolio Turnover Rate for the Period	83%
Total Net Advisory Fees Paid for the Period	$507,836

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	22.4%
Health Care	18.8%
Consumer Discretionary	16.8%
Information Technology	15.7%
Financials	7.3%
Communication Services	6.5%
Money Market Instruments	3.0%
Materials	3.0%
Utilities	2.7%
Other	3.7%

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

380987636-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Mid Cap Growth Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$102	0.98%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Sector allocation positioning overall contributed positively to the Fund’s results relative to the Russell Midcap® Growth Index (Russell Index).

  Stock selection in industrials, consumer discretionary and energy contributed most positively to the Fund’s relative results. Having an underweight to consumer discretionary also added value.

  The Fund was helped most versus the Russell Index by investments in electricity company GE Vernova, pharmaceuticals wholesale and distribution company Cencora and energy control systems manufacturer Woodward.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company. While we continued to like the company, we exited the Fund’s position, as its significant appreciation led to a market capitalization that surpassed the thresholds for a mid-cap company.

  An overweight in Cencora contributed positively, as momentum within the company’s U.S. drug distribution business underpinned its strong performance. Positive utilization and drug volume trends, coupled with upcoming patent cliffs within the pharmaceutical industry, benefited the company’s growth during the Period. The company experienced pricing, client mix and margin benefits as well.

  An overweight in Woodward added value, as strong demand from constituents across the aerospace and industrials markets bolstered the company’s sales and profitability. Alongside these demand tailwinds, the company, via strong execution from its management team, strategically adapted itself for ongoing growth and increased market share through completing strategic acquisitions, share buybacks and increased investments in core assets.

Top Detractors from Performance:

  The Fund generated positive absolute returns but underperformed the Russell Index on a relative basis due primarily to stock selection overall.

  Weak stock selection in information technology, financials and communication services detracted most.

  The Fund’s investments in mechanical, electrical and plumbing building systems provider Comfort Systems USA, veterinary diagnostics, software and water testing company Idexx Laboratories and alternative asset manager Blue Owl Capital detracted most.

  An underweight in Comfort Systems USA detracted. The company was a beneficiary of the AI growth theme, as increased federal spending and strong demand growth for the company’s specialized mechanical and electrical services benefited revenue and margins. We sold the Fund’s position early in the calendar year, which led the company to be a detractor for the Period.

  An underweight in Idexx Laboratories hurt. The company’s stock price appreciated sharply as strong demand for the company’s animal diagnostics services, software tailwinds and increased investment in pet care benefited its top and bottom lines. The Fund’s exit from its stock early in the calendar year caused it to be a detractor for the Period.

  An overweight in Blue Owl Capital detracted. The company experienced pressure as a failed merger attempt, coupled with market-wide concern regarding the legitimacy of private credit investing, sparked fears regarding the company’s liquidity and valuation—causing a sell-off in its stock.

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Russell Midcap® Growth Index	Russell 3000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$10,142	$10,733	$11,274
12/17	$12,872	$13,445	$13,656
12/18	$12,314	$12,807	$12,941
12/19	$16,508	$17,349	$16,955
12/20	$23,822	$23,524	$20,497
12/21	$26,557	$26,518	$25,756
12/22	$19,572	$19,433	$20,808
12/23	$23,184	$24,460	$26,210
12/24	$27,887	$29,865	$32,451
12/25	$29,940	$32,452	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	7.36%	4.67%	11.58%
Russell Midcap® Growth Index	8.66%	6.64%	12.48%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$63,373,198
# of Portfolio Holdings as of Period End	67
Portfolio Turnover Rate for the Period	83%
Total Net Advisory Fees Paid for the Period	$507,836

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	22.4%
Health Care	18.8%
Consumer Discretionary	16.8%
Information Technology	15.7%
Financials	7.3%
Communication Services	6.5%
Money Market Instruments	3.0%
Materials	3.0%
Utilities	2.7%
Other	3.7%

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Mid Cap Growth Fund

380987719-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Mid Cap Value Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$86	0.82%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection decisions overall contributed positively, albeit modestly, to the Fund’s results relative to the Russell Midcap® Value Index (Russell Index).

  Contributing positively to the Fund’s relative results was effective stock selection in the industrials, consumer discretionary and consumer staples sectors.

  The Fund benefited most relative to the Russell Index from positions in data storage company Western Digital, electricity company GE Vernova and pharmaceuticals wholesale and distribution company Cencora.

  An overweight in Western Digital boosted results, as the company benefited from ongoing strong demand within its cloud segment alongside increasing needs for AI-driven data storage. As an industry leader in hard disk drives, the company was strategically positioned for structural growth from cloud capital expenditure and AI.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company. While we continued to like the company, we exited the Fund’s position, as its significant appreciation led to a market capitalization that surpassed the thresholds for a mid-cap company.

  An overweight in Cencora contributed positively, as momentum within the company’s U.S. drug distribution business underpinned its strong performance. Positive utilization and drug volume trends, coupled with upcoming patent cliffs within the pharmaceutical industry, benefited the company’s growth during the Period. The company experienced pricing, client mix and margin benefits as well.

Top Detractors from Performance:

  The Fund generated solid positive absolute returns but underperformed the Russell Index on a relative basis due primarily to sector allocation positioning overall.

  Detracting most from the Fund’s relative results were the financials, materials and communication services sectors, wherein stock selection proved especially challenging. An underweight to communication services further dampened the Fund’s relative results.

  Detracting from the Fund’s results relative to the Russell Index were positions in semiconductor company Marvell Technology, financial services platform operator Robinhood Markets and medical device company The Cooper Companies.

  An overweight in Marvell Technology dampened results, as investors grew concerned with the company’s decelerating data center growth, strategic partnerships, order lumpiness and increasingly competitive landscape—ultimately leading its stock to a double-digit decline during the Period.

  An underweight in Robinhood Markets detracted, as the company’s stock price rapidly appreciated during the Period. The increased popularity of prediction markets served as a major catalyst and strong revenue stream for the company. This led revenue, transaction fees and number of funded accounts to rise significantly and quickly.

  An overweight in The Cooper Companies detracted, as supply constraints, softening end market demand and competitive advantage concerns pressured its stock’s performance. We exited the Fund’s position as concerns of a potentially weaker consumer spending appetite may extend the company’s underperformance, in our view.

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Russell Midcap® Value Index	Russell 3000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$11,353	$12,000	$11,274
12/17	$12,610	$13,601	$13,656
12/18	$11,291	$11,929	$12,941
12/19	$14,851	$15,157	$16,955
12/20	$16,098	$15,909	$20,497
12/21	$21,081	$20,418	$25,756
12/22	$18,975	$17,962	$20,808
12/23	$21,142	$20,244	$26,210
12/24	$23,763	$22,890	$32,451
12/25	$25,995	$25,420	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	9.39%	10.05%	10.02%
Russell Midcap® Value Index	11.05%	9.82%	9.77%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$446,242,120
# of Portfolio Holdings as of Period End	96
Portfolio Turnover Rate for the Period	96%
Total Net Advisory Fees Paid for the Period	$3,314,209

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	17.5%
Industrials	17.4%
Consumer Discretionary	8.9%
Information Technology	8.8%
Energy	8.3%
Real Estate	8.1%
Health Care	7.8%
Utilities	7.8%
Materials	7.2%
Other	8.1%

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

380987602-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Mid Cap Value Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$112	1.07%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection decisions overall contributed positively, albeit modestly, to the Fund’s results relative to the Russell Midcap® Value Index (Russell Index).

  Contributing positively to the Fund’s relative results was effective stock selection in the industrials, consumer discretionary and consumer staples sectors.

  The Fund benefited most relative to the Russell Index from positions in data storage company Western Digital, electricity company GE Vernova and pharmaceuticals wholesale and distribution company Cencora.

  An overweight in Western Digital boosted results, as the company benefited from ongoing strong demand within its cloud segment alongside increasing needs for AI-driven data storage. As an industry leader in hard disk drives, the company was strategically positioned for structural growth from cloud capital expenditure and AI.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company. While we continued to like the company, we exited the Fund’s position, as its significant appreciation led to a market capitalization that surpassed the thresholds for a mid-cap company.

  An overweight in Cencora contributed positively, as momentum within the company’s U.S. drug distribution business underpinned its strong performance. Positive utilization and drug volume trends, coupled with upcoming patent cliffs within the pharmaceutical industry, benefited the company’s growth during the Period. The company experienced pricing, client mix and margin benefits as well.

Top Detractors from Performance:

  The Fund generated solid positive absolute returns but underperformed the Russell Index on a relative basis due primarily to sector allocation positioning overall.

  Detracting most from the Fund’s relative results were the financials, materials and communication services sectors, wherein stock selection proved especially challenging. An underweight to communication services further dampened the Fund’s relative results.

  Detracting from the Fund’s results relative to the Russell Index were positions in semiconductor company Marvell Technology, financial services platform operator Robinhood Markets and medical device company The Cooper Companies.

  An overweight in Marvell Technology dampened results, as investors grew concerned with the company’s decelerating data center growth, strategic partnerships, order lumpiness and increasingly competitive landscape—ultimately leading its stock to a double-digit decline during the Period.

  An underweight in Robinhood Markets detracted, as the company’s stock price rapidly appreciated during the Period. The increased popularity of prediction markets served as a major catalyst and strong revenue stream for the company. This led revenue, transaction fees and number of funded accounts to rise significantly and quickly.

  An overweight in The Cooper Companies detracted, as supply constraints, softening end market demand and competitive advantage concerns pressured its stock’s performance. We exited the Fund’s position as concerns of a potentially weaker consumer spending appetite may extend the company’s underperformance, in our view.

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Russell Midcap® Value Index	Russell 3000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$11,328	$12,000	$11,274
12/17	$12,557	$13,601	$13,656
12/18	$11,213	$11,929	$12,941
12/19	$14,709	$15,157	$16,955
12/20	$15,913	$15,909	$20,497
12/21	$20,778	$20,418	$25,756
12/22	$18,652	$17,962	$20,808
12/23	$20,725	$20,244	$26,210
12/24	$23,245	$22,890	$32,451
12/25	$25,367	$25,420	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	9.13%	9.77%	9.75%
Russell Midcap® Value Index	11.05%	9.82%	9.77%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$446,242,120
# of Portfolio Holdings as of Period End	96
Portfolio Turnover Rate for the Period	96%
Total Net Advisory Fees Paid for the Period	$3,314,209

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	17.5%
Industrials	17.4%
Consumer Discretionary	8.9%
Information Technology	8.8%
Energy	8.3%
Real Estate	8.1%
Health Care	7.8%
Utilities	7.8%
Materials	7.2%
Other	8.1%

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

380987743-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$88	0.81%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes. Small-cap equities posted double-digit gains but underperformed their large-cap counterparts for the year in part due to elevated tariffs disproportionately squeezing their margins.

Top Contributors to Performance:

  Stock selection in the health care, industrials and information technology sectors contributed most positively to the Fund’s performance versus the Russell 2000® Index. To select stocks for the Fund, we use a quantitative model and four investment themes, overweighting or underweighting those chosen by the model.

  Each of our four investment themes contributed positively, led by Market Themes & Trends and then followed by Sentiment Analysis, High Quality Business Models and Fundamental Mispricings.

  Among individual stock positions, the Fund was helped most by overweights in Hecla Mining, Praxis Precision Medicines and Adaptive Biotechnologies.

  The overweight in Hecla Mining, a silver producer, was largely driven by our Market Themes & Trends and Sentiment Analysis investment themes.

  The High Quality Business Models investment theme was primarily responsible for the Fund’s overweight in Praxis Precision Medicines, a clinical-stage biopharmaceutical company.

  The Fund was overweight Adaptive Biotechnologies, a biotechnology company specializing in immune-driven medicine, due primarily to our Sentiment Analysis and Market Themes & Trends investment themes.

Top Detractors from Performance:

  Stock selection in the real estate, communication services and energy sectors detracted from the Fund’s performance on a relative basis.

  Overweight individual stock positions in Alight and LGI Homes and an underweight in EchoStar hurt the Fund’s relative results most.

  The Fund’s overweight in Alight, which provides cloud-based human resources solutions, was mostly the result of our High Quality Business Models and Sentiment Analysis investment themes.

  The overweight in LGI Homes, a homebuilder focused on entry-level and move-up homes, was mainly driven by our Sentiment Analysis and High Quality Business Models investment themes.

  Our High Quality Business Models investment theme was largely responsible for the Fund’s underweight in technology, networking and satellite communications provider EchoStar.

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Russell 2000® Index	Russell 3000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$12,320	$12,131	$11,274
12/17	$13,745	$13,908	$13,656
12/18	$12,561	$12,377	$12,941
12/19	$15,681	$15,535	$16,955
12/20	$17,026	$18,636	$20,497
12/21	$21,076	$21,398	$25,756
12/22	$16,992	$17,024	$20,808
12/23	$20,268	$19,907	$26,210
12/24	$24,129	$22,204	$32,451
12/25	$28,023	$25,048	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	16.14%	10.47%	10.84%
Russell 2000® Index	12.81%	6.09%	9.61%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$178,277,379
# of Portfolio Holdings as of Period End	529
Portfolio Turnover Rate for the Period	153%
Total Net Advisory Fees Paid for the Period	$1,104,961

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Health Care	20.0%
Financials	16.4%
Industrials	15.2%
Information Technology	13.9%
Consumer Discretionary	11.7%
Real Estate	6.1%
Materials	4.9%
Energy	4.5%
Communication Services	2.4%
Other	3.4%

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

380987404-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$114	1.06%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes. Small-cap equities posted double-digit gains but underperformed their large-cap counterparts for the year in part due to elevated tariffs disproportionately squeezing their margins.

Top Contributors to Performance:

  Stock selection in the health care, industrials and information technology sectors contributed most positively to the Fund’s performance versus the Russell 2000® Index. To select stocks for the Fund, we use a quantitative model and four investment themes, overweighting or underweighting those chosen by the model.

  Each of our four investment themes contributed positively, led by Market Themes & Trends and then followed by Sentiment Analysis, High Quality Business Models and Fundamental Mispricings.

  Among individual stock positions, the Fund was helped most by overweights in Hecla Mining, Praxis Precision Medicines and Adaptive Biotechnologies.

  The overweight in Hecla Mining, a silver producer, was largely driven by our Market Themes & Trends and Sentiment Analysis investment themes.

  The High Quality Business Models investment theme was primarily responsible for the Fund’s overweight in Praxis Precision Medicines, a clinical-stage biopharmaceutical company.

  The Fund was overweight Adaptive Biotechnologies, a biotechnology company specializing in immune-driven medicine, due primarily to our Sentiment Analysis and Market Themes & Trends investment themes.

Top Detractors from Performance:

  Stock selection in the real estate, communication services and energy sectors detracted from the Fund’s performance on a relative basis.

  Overweight individual stock positions in Alight and LGI Homes and an underweight in EchoStar hurt the Fund’s relative results most.

  The Fund’s overweight in Alight, which provides cloud-based human resources solutions, was mostly the result of our High Quality Business Models and Sentiment Analysis investment themes.

  The overweight in LGI Homes, a homebuilder focused on entry-level and move-up homes, was mainly driven by our Sentiment Analysis and High Quality Business Models investment themes.

  Our High Quality Business Models investment theme was largely responsible for the Fund’s underweight in technology, networking and satellite communications provider EchoStar.

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Russell 2000® Index	Russell 3000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$12,299	$12,131	$11,274
12/17	$13,679	$13,908	$13,656
12/18	$12,472	$12,377	$12,941
12/19	$15,532	$15,535	$16,955
12/20	$16,830	$18,636	$20,497
12/21	$20,786	$21,398	$25,756
12/22	$16,703	$17,024	$20,808
12/23	$19,869	$19,907	$26,210
12/24	$23,608	$22,204	$32,451
12/25	$27,343	$25,048	$38,016

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	15.82%	10.19%	10.57%
Russell 2000® Index	12.81%	6.09%	9.61%
Russell 3000® Index	17.15%	13.14%	14.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$178,277,379
# of Portfolio Holdings as of Period End	529
Portfolio Turnover Rate for the Period	153%
Total Net Advisory Fees Paid for the Period	$1,104,961

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Health Care	20.0%
Financials	16.4%
Industrials	15.2%
Information Technology	13.9%
Consumer Discretionary	11.7%
Real Estate	6.1%
Materials	4.9%
Energy	4.5%
Communication Services	2.4%
Other	3.4%

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund

380987669-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Strategic Growth Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$76	0.70%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection decisions overall contributed positively to the Fund’s results relative to the Russell 1000® Growth Index (Russell Index).

  Effective stock selection in the health care, industrials and financials sectors contributed most positively to the Fund’s results relative to the Russell Index.

  Among those stocks the Fund benefited most from relative to the Russell Index were positions in builder of software-based platforms for advertisers AppLovin, electricity company GE Vernova and semiconductor manufacturer Micron Technology.

  An overweight in AppLovin contributed positively, as the company continued to leverage AI to meet the increasing demand for its programmatic mobile advertising platform, enabling mobile publishers and developers to market and monetize their applications at an accelerated pace.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company.

  An overweight in Micron Technology added value, as its share price rose on the back of its robust financial performance. The company consistently surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products that are critical components for AI applications.

Top Detractors from Performance:

  The Fund generated double-digit positive absolute returns but underperformed the Russell Index on a relative basis due primarily to sector allocation as a whole.

  Detracting most from the Fund’s relative results was weak stock selection in the information technology and communication services sectors. Having an overweight to materials further dampened results.

  Detracting most from the Fund’s results relative to the Russell Index were positions in information technology giant Oracle, software platform builder Palantir Technologies and semiconductor company Marvell Technology.

  The Fund’s position in Oracle detracted from relative results primarily due to the timing of our investment. We initiated a Fund position in the company following a span of strong performance based on rising cloud revenue growth and positive AI sentiment, but its stock later tumbled due to investor concerns about Oracle’s growing debt and exposure to significant cloud computing deals. Despite this pullback, we held the position.

  Similarly, the Fund’s position in Palantir Technologies detracted primarily due to the timing of our investment. We initiated a Fund position in the company in the fourth quarter of 2025 after a strong span of performance on the back of excitement from its AI initiatives and strong earnings results. At the end of the Period, we continued to like the company though we maintained an underweight Fund position, as the company, in our view, potentially faces disruption to growth in its government business and an international slowdown.

  An overweight in Marvell Technology dampened results, as investors grew concerned with the company’s decelerating data center growth, strategic partnerships, order lumpiness and increasingly competitive landscape—ultimately leading its stock to a double-digit decline during the Period.

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Russell 1000® Growth Index	Russell 1000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$10,198	$10,708	$11,205
12/17	$13,325	$13,943	$13,635
12/18	$13,186	$13,732	$12,984
12/19	$17,871	$18,730	$17,064
12/20	$25,111	$25,939	$20,641
12/21	$30,618	$33,098	$26,101
12/22	$20,661	$23,453	$21,108
12/23	$29,326	$33,463	$26,707
12/24	$38,819	$44,626	$33,253
12/25	$45,775	$52,908	$39,029

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	17.92%	12.75%	16.41%
Russell 1000® Growth Index	18.56%	15.31%	18.11%
Russell 1000® Index	17.37%	13.58%	14.58%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$460,821,131
# of Portfolio Holdings as of Period End	56
Portfolio Turnover Rate for the Period	54%
Total Net Advisory Fees Paid for the Period	$2,892,413

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	50.0%
Communication Services	12.2%
Consumer Discretionary	11.9%
Health Care	9.2%
Industrials	6.5%
Financials	5.7%
Materials	1.5%
Consumer Staples	1.5%
Energy	1.2%
Other	0.4%

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

380987503-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Strategic Growth Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$103	0.95%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection decisions overall contributed positively to the Fund’s results relative to the Russell 1000® Growth Index (Russell Index).

  Effective stock selection in the health care, industrials and financials sectors contributed most positively to the Fund’s results relative to the Russell Index.

  Among those stocks the Fund benefited most from relative to the Russell Index were positions in builder of software-based platforms for advertisers AppLovin, electricity company GE Vernova and semiconductor manufacturer Micron Technology.

  An overweight in AppLovin contributed positively, as the company continued to leverage AI to meet the increasing demand for its programmatic mobile advertising platform, enabling mobile publishers and developers to market and monetize their applications at an accelerated pace.

  An overweight in GE Vernova proved beneficial, as the company positioned itself as a leader in the energy transition effort and benefitted from AI tailwinds. Heightened demand for power services and equipment, coupled with legislative initiatives to increase domestic power production, benefited the company.

  An overweight in Micron Technology added value, as its share price rose on the back of its robust financial performance. The company consistently surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products that are critical components for AI applications.

Top Detractors from Performance:

  The Fund generated double-digit positive absolute returns but underperformed the Russell Index on a relative basis due primarily to sector allocation as a whole.

  Detracting most from the Fund’s relative results was weak stock selection in the information technology and communication services sectors. Having an overweight to materials further dampened results.

  Detracting most from the Fund’s results relative to the Russell Index were positions in information technology giant Oracle, software platform builder Palantir Technologies and semiconductor company Marvell Technology.

  The Fund’s position in Oracle detracted from relative results primarily due to the timing of our investment. We initiated a Fund position in the company following a span of strong performance based on rising cloud revenue growth and positive AI sentiment, but its stock later tumbled due to investor concerns about Oracle’s growing debt and exposure to significant cloud computing deals. Despite this pullback, we held the position.

  Similarly, the Fund’s position in Palantir Technologies detracted primarily due to the timing of our investment. We initiated a Fund position in the company in the fourth quarter of 2025 after a strong span of performance on the back of excitement from its AI initiatives and strong earnings results. At the end of the Period, we continued to like the company though we maintained an underweight Fund position, as the company, in our view, potentially faces disruption to growth in its government business and an international slowdown.

  An overweight in Marvell Technology dampened results, as investors grew concerned with the company’s decelerating data center growth, strategic partnerships, order lumpiness and increasingly competitive landscape—ultimately leading its stock to a double-digit decline during the Period.

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Russell 1000® Growth Index	Russell 1000® Index
1/1/16	$10,000	$10,000	$10,000
12/16	$10,169	$10,708	$11,205
12/17	$13,256	$13,943	$13,635
12/18	$13,081	$13,732	$12,984
12/19	$17,702	$18,730	$17,064
12/20	$24,802	$25,939	$20,641
12/21	$30,149	$33,098	$26,101
12/22	$20,296	$23,453	$21,108
12/23	$28,750	$33,463	$26,707
12/24	$37,976	$44,626	$33,253
12/25	$44,652	$52,908	$39,029

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	17.58%	12.47%	16.13%
Russell 1000® Growth Index	18.56%	15.31%	18.11%
Russell 1000® Index	17.37%	13.58%	14.58%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$460,821,131
# of Portfolio Holdings as of Period End	56
Portfolio Turnover Rate for the Period	54%
Total Net Advisory Fees Paid for the Period	$2,892,413

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	50.0%
Communication Services	12.2%
Consumer Discretionary	11.9%
Health Care	9.2%
Industrials	6.5%
Financials	5.7%
Materials	1.5%
Consumer Staples	1.5%
Energy	1.2%
Other	0.4%

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Strategic Growth Fund

380987750-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Insights Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$60	0.56%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection in the industrials, materials and financials sectors contributed most positively to the Fund’s performance relative to the S&P 500® Index. To select stocks for the Fund, we use a quantitative model and four investment themes, overweighting or underweighting those chosen by the model.

  During the Period, Sentiment Analysis was the only one of our four investment themes to contribute positively.

  Regarding individual stock positions, the Fund benefited from overweights in UnitedHealth Group, Alphabet and Southern Copper.

  The overweight in UnitedHealth Group, a health insurance and health care services provider, was based mostly on the Sentiment Analysis investment theme.

  Our Sentiment Analysis and High Quality Business Models investment themes were primarily responsible for the Fund’s overweight in Google parent company Alphabet.

  The Fund’s overweight in copper producer Southern Copper was driven mainly by our Sentiment Analysis and High Quality Business Models investment themes.

Top Detractors from Performance:

  Stock selection in the information technology, real estate and consumer discretionary sectors detracted most from the Fund’s relative returns.

  Our High Quality Business Models, Market Themes & Trends and Fundamental Mispricings investment themes detracted.

  Among individual stock positions, overweights in Oracle, United Parcel Services and Zoetis hurt relative performance.

  The Fund’s overweight in information technology giant Oracle was largely the result of our High Quality Business Models investment theme.

  The High Quality Business Models and Sentiment Analysis investment themes primarily led to the Fund’s overweight in logistics provider United Parcel Services.

  The overweight in Zoetis, an animal health medicines and vaccines developer and manufacturer, was based mostly on our Sentiment Analysis and High Quality Business Models investment themes.

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	S&P 500® Index
1/1/16	$10,000	$10,000
12/16	$11,073	$11,196
12/17	$13,738	$13,640
12/18	$12,888	$13,043
12/19	$16,137	$17,150
12/20	$18,969	$20,305
12/21	$24,548	$26,135
12/22	$19,702	$21,402
12/23	$24,393	$27,029
12/24	$31,301	$33,791
12/25	$36,231	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	15.75%	13.81%	13.73%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$379,460,692
# of Portfolio Holdings as of Period End	115
Portfolio Turnover Rate for the Period	198%
Total Net Advisory Fees Paid for the Period	$1,996,825

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	33.1%
Financials	13.8%
Consumer Discretionary	13.3%
Communication Services	10.5%
Health Care	10.2%
Industrials	7.3%
Consumer Staples	4.9%
Materials	2.2%
Energy	2.1%
Other	1.9%

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

380987206-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Insights Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$83	0.77%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile amid tariff and trade uncertainty, mixed economic and labor market data, concern over elevated valuations and a record government shutdown but generated strong positive returns for the Period overall. The market’s advance was supported by easing trade tensions, robust corporate earnings results, better than consensus anticipated inflation data and the Federal Reserve’s commencement of a monetary easing cycle. Optimism about AI growth momentum was scrutinized but rather persistent, and consumer spending remained resilient, underscoring the potential longevity of both themes.

Top Contributors to Performance:

  Stock selection in the industrials, materials and financials sectors contributed most positively to the Fund’s performance relative to the S&P 500® Index. To select stocks for the Fund, we use a quantitative model and four investment themes, overweighting or underweighting those chosen by the model.

  During the Period, Sentiment Analysis was the only one of our four investment themes to contribute positively.

  Regarding individual stock positions, the Fund benefited from overweights in UnitedHealth Group, Alphabet and Southern Copper.

  The overweight in UnitedHealth Group, a health insurance and health care services provider, was based mostly on the Sentiment Analysis investment theme.

  Our Sentiment Analysis and High Quality Business Models investment themes were primarily responsible for the Fund’s overweight in Google parent company Alphabet.

  The Fund’s overweight in copper producer Southern Copper was driven mainly by our Sentiment Analysis and High Quality Business Models investment themes.

Top Detractors from Performance:

  Stock selection in the information technology, real estate and consumer discretionary sectors detracted most from the Fund’s relative returns.

  Our High Quality Business Models, Market Themes & Trends and Fundamental Mispricings investment themes detracted.

  Among individual stock positions, overweights in Oracle, United Parcel Services and Zoetis hurt relative performance.

  The Fund’s overweight in information technology giant Oracle was largely the result of our High Quality Business Models investment theme.

  The High Quality Business Models and Sentiment Analysis investment themes primarily led to the Fund’s overweight in logistics provider United Parcel Services.

  The overweight in Zoetis, an animal health medicines and vaccines developer and manufacturer, was based mostly on our Sentiment Analysis and High Quality Business Models investment themes.

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	S&P 500® Index
1/1/16	$10,000	$10,000
12/16	$11,047	$11,196
12/17	$13,676	$13,640
12/18	$12,806	$13,043
12/19	$15,999	$17,150
12/20	$18,770	$20,305
12/21	$24,234	$26,135
12/22	$19,411	$21,402
12/23	$23,991	$27,029
12/24	$30,708	$33,791
12/25	$35,465	$39,833

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	15.49%	13.56%	13.48%
S&P 500® Index	17.88%	14.42%	14.81%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$379,460,692
# of Portfolio Holdings as of Period End	115
Portfolio Turnover Rate for the Period	198%
Total Net Advisory Fees Paid for the Period	$1,996,825

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	33.1%
Financials	13.8%
Consumer Discretionary	13.3%
Communication Services	10.5%
Health Care	10.2%
Industrials	7.3%
Consumer Staples	4.9%
Materials	2.2%
Energy	2.1%
Other	1.9%

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - U.S. Equity Insights Fund

380987768-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Trend Driven Allocation Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$71	0.68%

How did the Fund perform and what affected its performance?

Risk assets produced strongly positive returns during the Period amid bouts of volatility driven by diverse economic conditions, central bank policies, and political and geopolitical developments. Progress in trade negotiations, better than consensus expected inflation data, resilient consumer spending and a resumption of U.S. Federal Reserve (Fed) easing generally influenced performance. Alongside 75 basis points of Fed interest rate cuts during the final months of the Period, risk assets were also powered by a wave of deregulation, meaningful advances in innovation and solid corporate earnings results. Optimism about AI growth momentum was scrutinized but remained persistent, underscoring the potential longevity of the theme.

Top Contributors to Performance:

  Relative to its blended benchmark, the Fund was helped by its overweight in equities. Investment decisions for the Fund are based upon an analysis of trends across different assets. These trends are based on, but are not limited to, relative considerations around the prices and volatility of the underlying markets.

  From an absolute return perspective, the Fund benefited most from its allocation to U.S. equities. Allocations to U.K., Japanese and Euro area equities further added to performance. The Fund’s allocation to fixed income was also advantageous.

Top Detractors from Performance:

  The Fund’s performance was hampered by its volatility management mechanism, which is designed to reduce Fund volatility by allocating assets away from risky investments in distressed or volatile market environments. In April 2025, global equity markets sold off after the U.S. Administration announced significant trade tariffs on countries around the world. This triggered the Fund’s volatility management mechanism, and the Fund was actively de-risked into cash. The increased position in cash limited the Fund’s performance, as the global equity markets subsequently rebounded.

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	60% MSCI World / 40% Bloomberg U.S. Treasury Index	Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged)	MSCI World Index (Net, USD, Hedged)	MSCI World Index (Net, USD, Unhedged)
1/1/16	$10,000	$10,000	$10,000	$10,000	$10,000
12/16	$10,451	$10,617	$10,104	$10,939	$10,751
12/17	$11,847	$11,906	$10,337	$13,032	$13,159
12/18	$11,364	$11,498	$10,426	$12,173	$12,013
12/19	$12,761	$13,756	$11,141	$15,633	$15,337
12/20	$13,317	$15,501	$12,032	$17,864	$17,776
12/21	$15,509	$17,532	$11,753	$22,219	$21,654
12/22	$12,562	$15,090	$10,288	$18,802	$17,726
12/23	$14,553	$17,489	$10,705	$23,371	$21,943
12/24	$16,307	$19,756	$10,767	$28,482	$26,040
12/25	$17,959	$22,507	$11,447	$33,901	$31,532

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	10.13%	6.16%	6.02%
60% MSCI World / 40% Bloomberg U.S. Treasury Index	13.93%	7.74%	8.44%
Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged)	6.32%	-0.99%	1.36%
MSCI World Index (Net, USD, Hedged)	19.03%	13.66%	12.97%
MSCI World Index (Net, USD, Unhedged)	21.09%	12.14%	12.16%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$155,443,823
# of Portfolio Holdings as of Period End	12
Portfolio Turnover Rate for the Period	52%
Total Net Advisory Fees Paid for the Period	$1,494,333

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 30, 2025, investments in underlying funds and investments in exchange-traded funds were added as principal risks of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed markets ex US Equity	12.9	12.9	-	12.9
Long-Term Fixed Income	31.0	31.0	-	31.0
Cash and Short-Term Investments	240.3	157.6	82.8	74.8
US Equity	56.6	56.6	-	56.6

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. Short-term Investments include investment companies.

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

380987610-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Trend Driven Allocation Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$98	0.93%

How did the Fund perform and what affected its performance?

Risk assets produced strongly positive returns during the Period amid bouts of volatility driven by diverse economic conditions, central bank policies, and political and geopolitical developments. Progress in trade negotiations, better than consensus expected inflation data, resilient consumer spending and a resumption of U.S. Federal Reserve (Fed) easing generally influenced performance. Alongside 75 basis points of Fed interest rate cuts during the final months of the Period, risk assets were also powered by a wave of deregulation, meaningful advances in innovation and solid corporate earnings results. Optimism about AI growth momentum was scrutinized but remained persistent, underscoring the potential longevity of the theme.

Top Contributors to Performance:

  Relative to its blended benchmark, the Fund was helped by its overweight in equities. Investment decisions for the Fund are based upon an analysis of trends across different assets. These trends are based on, but are not limited to, relative considerations around the prices and volatility of the underlying markets.

  From an absolute return perspective, the Fund benefited most from its allocation to U.S. equities. Allocations to U.K., Japanese and Euro area equities further added to performance. The Fund’s allocation to fixed income was also advantageous.

Top Detractors from Performance:

  The Fund’s performance was hampered by its volatility management mechanism, which is designed to reduce Fund volatility by allocating assets away from risky investments in distressed or volatile market environments. In April 2025, global equity markets sold off after the U.S. Administration announced significant trade tariffs on countries around the world. This triggered the Fund’s volatility management mechanism, and the Fund was actively de-risked into cash. The increased position in cash limited the Fund’s performance, as the global equity markets subsequently rebounded.

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	60% MSCI World / 40% Bloomberg U.S. Treasury Index	Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged)	MSCI World Index (Net, USD, Hedged)	MSCI World Index (Net, USD, Unhedged)
1/1/16	$10,000	$10,000	$10,000	$10,000	$10,000
12/16	$10,434	$10,617	$10,104	$10,939	$10,751
12/17	$11,802	$11,906	$10,337	$13,032	$13,159
12/18	$11,290	$11,498	$10,426	$12,173	$12,013
12/19	$12,638	$13,756	$11,141	$15,633	$15,337
12/20	$13,157	$15,501	$12,032	$17,864	$17,776
12/21	$15,285	$17,532	$11,753	$22,219	$21,654
12/22	$12,356	$15,090	$10,288	$18,802	$17,726
12/23	$14,280	$17,489	$10,705	$23,371	$21,943
12/24	$15,959	$19,756	$10,767	$28,482	$26,040
12/25	$17,538	$22,507	$11,447	$33,901	$31,532

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	9.89%	5.91%	5.77%
60% MSCI World / 40% Bloomberg U.S. Treasury Index	13.93%	7.74%	8.44%
Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged)	6.32%	-0.99%	1.36%
MSCI World Index (Net, USD, Hedged)	19.03%	13.66%	12.97%
MSCI World Index (Net, USD, Unhedged)	21.09%	12.14%	12.16%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$155,443,823
# of Portfolio Holdings as of Period End	12
Portfolio Turnover Rate for the Period	52%
Total Net Advisory Fees Paid for the Period	$1,494,333

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by February 28, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 30, 2025, investments in underlying funds and investments in exchange-traded funds were added as principal risks of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

	Gross	Long	Short	Net
Developed markets ex US Equity	12.9	12.9	-	12.9
Long-Term Fixed Income	31.0	31.0	-	31.0
Cash and Short-Term Investments	240.3	157.6	82.8	74.8
US Equity	56.6	56.6	-	56.6

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. Short-term Investments include investment companies.

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Trend Driven Allocation Fund

380987651-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Core Fixed Income Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$43	0.41%

How did the Fund perform and what affected its performance?

The performance of the global fixed income market was broadly influenced by shifting investor expectations about central bank monetary policy around the world. In the U.S., after inflation increased slightly at the start of the Period, the U.S. Federal Reserve (Fed) paused its easing cycle and adopted a cautious stance, with policymakers closely monitoring potential tariff-induced inflationary pressures and the health of the U.S. labor market. The Fed’s pause suggested interest rates could remain higher for longer than some market participants had expected. During the second half of the Period, the labor market showed signs of weakening, prompting the Fed to resume its easing cycle in September 2025. By year end, policymakers had implemented three consecutive interest rate cuts of 25 basis points each.

Top Contributors to Performance:

  The Fund benefited most from our country strategy, highlighted by long positions in New Zealand and the U.K. versus short positions in Japan.

  As spread sectors broadly outperformed U.S. Treasury securities, our sector allocation strategy contributed positively to the Fund’s relative performance. The Fund was helped by its overweight positions versus the Bloomberg U.S. Aggregate Bond Index in mortgage-backed securities and collateralized loan obligations. Overweights in commercial mortgage-backed securities and emerging markets corporate bonds further added to relative returns.

  The Fund was aided by our credit-interest rate pairing strategy, wherein we pair the Fund’s overweight in corporate credit with its overweight in U.S. Treasury securities in an effort to hedge the Fund’s exposure to a potential economic growth shock.

  Individual issue selection among corporate bonds supported the Fund’s relative performance overall. Corporate fundamentals generally remained healthy during the Period. Strong consumer spending, coupled with continued AI capital spending, provided steady cash flow for corporations. In particular, the Fund was helped by our selection of investment grade corporate bonds in the financial sector, especially those issued by banks.

  In the securitized sector, individual issue selection of non-agency mortgage-backed securities bolstered relative returns.

  Within corporate credit, the Fund’s lower credit quality bias, i.e., its overweight in BBB-rated corporate bonds, added to relative performance. An overweight in the short- to intermediate-term segment of the credit curve also contributed positively.

  Within our government/swaps selection strategy, the Fund’s positioning for a steeper Euro area yield curve added to relative returns.

Top Detractors from Performance:

  Within our sector allocation strategy, the Fund’s underweight in investment grade corporate bonds detracted from relative performance.

  In the country strategy, the Fund was hampered by its long positions in Norway versus its short positions in the U.S.

  Regarding the Fund’s duration strategy, our discretionary interest rate trades had a marginally negative impact on performance.

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Institutional Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional	Bloomberg U.S. Aggregate Bond Index
1/1/16	$10,000	$10,000
12/16	$10,299	$10,265
12/17	$10,649	$10,628
12/18	$10,587	$10,629
12/19	$11,570	$11,556
12/20	$12,689	$12,424
12/21	$12,427	$12,233
12/22	$10,684	$10,641
12/23	$11,333	$11,230
12/24	$11,474	$11,370
12/25	$12,330	$12,200

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Institutional	7.46%	-0.57%	2.11%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Institutional Class

Key Fund Statistics

Total Net Assets as of Period End	$211,607,659
# of Portfolio Holdings as of Period End	669
Portfolio Turnover Rate for the Period	574%
Total Net Advisory Fees Paid for the Period	$727,156

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 30, 2025, the Fund changed its non-fundamental policy to invest at least 80% of its net assets in core fixed income securities, which are fixed income securities that are rated investment grade. These changes did not materially impact the way in which the Fund is managed nor its portfolio holdings, and the Fund’s investment objective did not change.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Mortgage-Backed Securities	32.2%
U.S. Treasury Obligations	31.9%
Corporate Bond	20.7%
Asset- Backed Securities	10.6%
Commercial Mortgage-Backed Securities	6.4%
Collateralized Mortgage Obligations	3.8%
Foreign Bond	3.7%
U.S. Government Agency Securities	1.1%
Other	7.2%

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

380987628-AR-1225     Institutional Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Core Fixed Income Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$68	0.66%

How did the Fund perform and what affected its performance?

The performance of the global fixed income market was broadly influenced by shifting investor expectations about central bank monetary policy around the world. In the U.S., after inflation increased slightly at the start of the Period, the U.S. Federal Reserve (Fed) paused its easing cycle and adopted a cautious stance, with policymakers closely monitoring potential tariff-induced inflationary pressures and the health of the U.S. labor market. The Fed’s pause suggested interest rates could remain higher for longer than some market participants had expected. During the second half of the Period, the labor market showed signs of weakening, prompting the Fed to resume its easing cycle in September 2025. By year end, policymakers had implemented three consecutive interest rate cuts of 25 basis points each.

Top Contributors to Performance:

  The Fund benefited most from our country strategy, highlighted by long positions in New Zealand and the U.K. versus short positions in Japan.

  As spread sectors broadly outperformed U.S. Treasury securities, our sector allocation strategy contributed positively to the Fund’s relative performance. The Fund was helped by its overweight positions versus the Bloomberg U.S. Aggregate Bond Index in mortgage-backed securities and collateralized loan obligations. Overweights in commercial mortgage-backed securities and emerging markets corporate bonds further added to relative returns.

  The Fund was aided by our credit-interest rate pairing strategy, wherein we pair the Fund’s overweight in corporate credit with its overweight in U.S. Treasury securities in an effort to hedge the Fund’s exposure to a potential economic growth shock.

  Individual issue selection among corporate bonds supported the Fund’s relative performance overall. Corporate fundamentals generally remained healthy during the Period. Strong consumer spending, coupled with continued AI capital spending, provided steady cash flow for corporations. In particular, the Fund was helped by our selection of investment grade corporate bonds in the financial sector, especially those issued by banks.

  In the securitized sector, individual issue selection of non-agency mortgage-backed securities bolstered relative returns.

  Within corporate credit, the Fund’s lower credit quality bias, i.e., its overweight in BBB-rated corporate bonds, added to relative performance. An overweight in the short- to intermediate-term segment of the credit curve also contributed positively.

  Within our government/swaps selection strategy, the Fund’s positioning for a steeper Euro area yield curve added to relative returns.

Top Detractors from Performance:

  Within our sector allocation strategy, the Fund’s underweight in investment grade corporate bonds detracted from relative performance.

  In the country strategy, the Fund was hampered by its long positions in Norway versus its short positions in the U.S.

  Regarding the Fund’s duration strategy, our discretionary interest rate trades had a marginally negative impact on performance.

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Service	Bloomberg U.S. Aggregate Bond Index
1/1/16	$10,000	$10,000
12/16	$10,270	$10,265
12/17	$10,592	$10,628
12/18	$10,505	$10,629
12/19	$11,450	$11,556
12/20	$12,526	$12,424
12/21	$12,247	$12,233
12/22	$10,498	$10,641
12/23	$11,110	$11,230
12/24	$11,209	$11,370
12/25	$12,029	$12,200

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Service	7.32%	-0.81%	1.86%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at:am.gs.comto obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Service Class

Key Fund Statistics

Total Net Assets as of Period End	$211,607,659
# of Portfolio Holdings as of Period End	669
Portfolio Turnover Rate for the Period	574%
Total Net Advisory Fees Paid for the Period	$727,156

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 30, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 30, 2025, the Fund changed its non-fundamental policy to invest at least 80% of its net assets in core fixed income securities, which are fixed income securities that are rated investment grade. These changes did not materially impact the way in which the Fund is managed nor its portfolio holdings, and the Fund’s investment objective did not change.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Mortgage-Backed Securities	32.2%
U.S. Treasury Obligations	31.9%
Corporate Bond	20.7%
Asset- Backed Securities	10.6%
Commercial Mortgage-Backed Securities	6.4%
Collateralized Mortgage Obligations	3.8%
Foreign Bond	3.7%
U.S. Government Agency Securities	1.1%
Other	7.2%

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

380987727-AR-1225     Service Class

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Government Money Market Fund

Institutional Shares

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Government Money Market Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Repurchase Agreements	56.0%
U.S. Treasury Obligations	29.9%
U.S. Government Agency Obligations	15.5%

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$18	0.18%

Key Fund Statistics

  Total Net Assets as of Period End$3,749,480,012
  # of Portfolio Holdings as of Period End521
  Total Net Advisory Fees Paid for the Period$6,061,491

Goldman Sachs Variable Insurance Trust - Government Money Market Fund

Institutional Shares

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Government Money Market Fund

380987594-AR-1225     Institutional Shares

Annual Shareholder Report

December 31, 2025

Goldman Sachs Variable Insurance Trust - Government Money Market Fund

Service Shares

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Government Money Market Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Repurchase Agreements	56.0%
U.S. Treasury Obligations	29.9%
U.S. Government Agency Obligations	15.5%

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$44	0.43%

Key Fund Statistics

  Total Net Assets as of Period End$3,749,480,012
  # of Portfolio Holdings as of Period End521
  Total Net Advisory Fees Paid for the Period$6,061,491

Goldman Sachs Variable Insurance Trust - Government Money Market Fund

Service Shares

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Variable Insurance Trust - Government Money Market Fund

380987693-AR-1225     Service Shares

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 — Items 4(a) - 4(d).

	2025	2024	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$483,221	$552,115	Financial Statement audits.

Audit-Related Fees:

• PwC	$79,200	$97,887	Other attest services.

Tax Fees:

• PwC	$0	$0

All Other Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the GSVIT’s* that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2025	2024	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,081,340	$2,122,312	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT by PwC for the twelve months ended December 31, 2025 and December 31, 2024 were approximately $79,200 and $97,887, respectively. The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2024 and December 31, 2023 were approximately $20.7 million and $18.0 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2025. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2024 and 2023 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Item 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Goldman Sachs Variable Insurance Trust Goldman Sachs Government Money Market Fund Annual Financial Statements December 31, 2025

Goldman Sachs Government Money Market Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments December 31, 2025

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations - 15.5%

Federal Farm Credit Banks Funding Corp.
$3,741,000	3.901%		01/21/26	$3,733,061
3,741,000	3.902		01/23/26	3,732,267
5,000	3.628		01/26/26	4,987
2,993,000	3.903		01/26/26	2,985,061
1,870,000	3.904		01/28/26	1,864,642
2,469,000	3.905		01/29/26	2,461,676
3,463,000	3.918		01/29/26	3,452,727
79,000	3.653		02/04/26	78,732
691,000	3.605		07/27/26	677,173
Federal Farm Credit Banks Funding Corp. (3M USD T-Bill + 0.190%)
905,000	3.900	(a)	11/24/27	905,000
Federal Farm Credit Banks Funding Corp. (3M USD T-Bill + 0.200%)
2,307,000	3.802	(a)	11/05/27	2,307,000
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.025%)
1,265,000	3.723	(a)	03/18/26	1,265,087
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.030%)
1,439,000	3.719	(a)	04/17/26	1,439,034
2,378,000	3.720	(a)	04/17/26	2,378,056
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.035%)
1,608,000	3.715	(a)	04/29/26	1,608,000
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.040%)
1,383,000	3.710	(a)	05/21/26	1,383,000
434,000	3.710	(a)	05/28/26	434,000
1,118,000	3.710	(a)	06/12/26	1,118,000
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.060%)
1,604,000	3.690	(a)	03/24/26	1,604,000
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.070%)
2,154,000	3.680	(a)	01/02/26	2,154,000
2,221,000	3.680	(a)	01/29/26	2,221,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.005%)
483,000	3.715	(a)	05/20/26	483,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.035%)
966,000	3.745	(a)	11/19/26	966,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.040%)
2,499,000	3.750	(a)	02/11/26	2,499,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.070%)
2,255,000	3.780	(a)	12/07/26	2,255,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.075%)
1,804,000	3.785	(a)	11/16/26	1,804,000
966,000	3.785	(a)	04/19/27	966,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.080%)
2,846,000	3.790	(a)	03/11/27	2,846,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.085%)
1,069,000	3.795	(a)	08/07/26	1,069,000
6,250,000	3.795	(a)	02/26/27	6,250,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.090%)
1,650,000	3.800	(a)	02/09/26	1,650,000
1,031,000	3.800	(a)	02/24/27	1,031,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.095%)
3,327,000	3.805	(a)	07/17/26	3,327,000
4,189,000	3.805	(a)	02/12/27	4,189,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.100%)
3,130,000	3.810	(a)	04/15/26	3,130,000
1,285,000	3.810	(a)	02/09/27	1,285,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.105%)
1,085,000	3.815	(a)	03/18/26	1,085,016
2,887,000	3.815	(a)	05/26/26	2,887,000
5,284,000	3.815	(a)	02/01/27	5,284,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations– (continued)

$7,500,000	3.815	%(a)	03/05/27	$7,500,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.110%)
1,149,000	3.820	(a)	03/13/26	1,149,000
1,261,000	3.820	(a)	04/16/26	1,261,000
1,568,000	3.820	(a)	04/21/26	1,568,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.115%)
426,000	3.825	(a)	04/08/26	426,000
15,395,000	3.825	(a)	01/28/27	15,395,000
5,505,000	3.825	(a)	02/10/27	5,505,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.120%)
1,427,000	3.830	(a)	07/15/26	1,427,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.125%)
1,736,000	3.835	(a)	06/10/26	1,736,000
1,700,000	3.835	(a)	06/15/26	1,700,000
3,514,000	3.835	(a)	06/18/26	3,514,000
4,049,000	3.835	(a)	08/06/26	4,049,000
1,036,000	3.835	(a)	09/21/26	1,036,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.130%)
2,015,000	3.840	(a)	08/28/26	2,015,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.135%)
2,012,000	3.845	(a)	12/18/26	2,011,977
2,704,000	3.845	(a)	01/08/27	2,704,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.140%)
539,000	3.850	(a)	08/26/26	539,000
1,909,000	3.846	(a)	09/03/26	1,909,919
2,046,000	3.850	(a)	09/04/26	2,046,000
1,210,000	3.850	(a)	09/09/26	1,210,000
Federal Home Loan Bank
5,820,000	4.129		01/02/26	5,819,349
727,000	4.154		01/02/26	726,919
1,455,000	4.179		01/02/26	1,454,837
7,274,000	4.150		01/05/26	7,270,741
1,455,000	4.155		01/05/26	1,454,348
8,729,000	4.156		01/05/26	8,725,089
5,720,000	3.958		01/06/26	5,716,881
2,209,000	4.252		01/06/26	2,207,795
211,000	4.141		01/08/26	210,835
8,551,000	4.134		01/15/26	8,537,665
2,274,000	4.244		01/20/26	2,269,095
5,354,000	4.251		01/20/26	5,342,451
2,274,000	4.250		01/21/26	2,268,839
3,754,000	3.931		01/22/26	3,745,263
1,501,000	4.045		01/22/26	1,497,524
3,376,000	4.046		01/22/26	3,368,181
1,501,000	4.062		01/22/26	1,497,524
4,311,000	4.078		01/22/26	4,301,016
10,779,000	4.091		01/22/26	10,754,036
4,312,000	4.123		01/22/26	4,302,014
4,312,000	4.124		01/22/26	4,302,014
2,156,000	4.126		01/22/26	2,151,007
2,433,000	4.241		01/22/26	2,427,365
2,274,000	4.246		01/22/26	2,268,733
5,621,000	3.663		01/27/26	5,606,385
7,618,000	3.941		01/28/26	7,596,117
3,391,000	3.664		01/29/26	3,380,865
13,506,000	3.913		01/29/26	13,465,633
1,385,000	3.916		01/29/26	1,380,861
1,404,000	3.958		01/29/26	1,399,804
3,570,000	4.060		01/29/26	3,559,330

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations– (continued)

$5,548,000	4.116%		01/29/26	$5,531,418
1,387,000	4.122		01/29/26	1,382,855
6,982,000	3.914		01/30/26	6,960,585
3,463,000	3.917		01/30/26	3,452,378
4,156,000	3.918		01/30/26	4,143,253
4,224,000	3.896		02/03/26	4,209,169
2,770,000	3.908		02/03/26	2,760,274
1,596,000	4.074		02/03/26	1,590,396
4,006,000	3.907		02/05/26	3,991,142
2,828,000	4.037		02/27/26	2,810,515
2,833,000	3.652		03/02/26	2,815,245
3,535,000	4.038		03/02/26	3,512,845
4,715,000	3.653		03/04/26	4,685,929
2,497,000	3.725		03/20/26	2,477,334
6,096,000	3.667		03/25/26	6,045,628
1,119,000	3.673		03/27/26	1,109,515
3,089,000	3.680		03/31/26	3,061,584
2,268,000	3.637		04/01/26	2,247,843
11,417,000	3.642		04/17/26	11,297,661
3,802,000	3.673		04/22/26	3,760,032
1,970,000	3.659		04/30/26	1,946,817
7,336,000	3.619		06/04/26	7,225,850
1,724,000	3.763		06/11/26	1,696,012
1,529,000	3.622		06/12/26	1,504,849
Federal Home Loan Bank (SOFR + 0.005%)
12,070,000	3.715	(a)	05/20/26	12,070,000
12,070,000	3.715	(a)	05/21/26	12,070,000
Federal Home Loan Bank (SOFR + 0.010%)
3,015,000	3.720	(a)	08/21/26	3,015,000
Federal Home Loan Bank (SOFR + 0.030%)
6,350,000	3.740	(a)	02/19/26	6,350,000
Federal Home Loan Bank (SOFR + 0.045%)
3,175,000	3.755	(a)	05/18/26	3,175,000
Federal Home Loan Bank (SOFR + 0.085%)
3,880,000	3.795	(a)	02/26/27	3,880,000
Federal Home Loan Bank (SOFR + 0.090%)
585,000	3.800	(a)	02/19/26	585,000
3,225,000	3.800	(a)	02/12/27	3,225,000
6,565,000	3.800	(a)	02/19/27	6,565,000
Federal Home Loan Bank (SOFR + 0.095%)
4,645,000	3.805	(a)	04/09/27	4,645,000
Federal Home Loan Bank (SOFR + 0.100%)
2,505,000	3.810	(a)	04/17/26	2,505,000
3,815,000	3.810	(a)	10/21/26	3,815,000
Federal Home Loan Bank (SOFR + 0.110%)
3,105,000	3.820	(a)	04/07/26	3,105,000
635,000	3.820	(a)	02/12/27	635,000
Federal Home Loan Bank (SOFR + 0.115%)
2,155,000	3.825	(a)	01/25/27	2,155,000
Federal Home Loan Bank (SOFR + 0.135%)
9,420,000	3.845	(a)	01/06/27	9,420,000
Federal Home Loan Bank (SOFR + 0.140%)
4,960,000	3.850	(a)	09/09/26	4,960,000
2,970,000	3.846	(a)	10/29/26	2,971,639
Federal Home Loan Mortgage Corp.
7,672,000	3.763		01/15/26	7,660,976
4,894,000	3.888		01/20/26	4,884,056
602,000	3.942		01/21/26	600,712
3,754,000	3.901		01/22/26	3,745,565

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations– (continued)

$7,505,000	3.912%		01/22/26	$7,488,138
8,081,000	3.905		01/29/26	8,056,833
4,849,000	3.906		01/29/26	4,834,499
4,281,000	3.889		01/30/26	4,267,792
2,882,000	3.740		02/05/26	2,871,731
Federal Home Loan Mortgage Corp. (SOFR + 0.080%)
3,960,000	3.790	(a)	01/08/27	3,960,000
Federal Home Loan Mortgage Corp. (SOFR + 0.090%)
5,604,000	3.800	(a)	01/26/26	5,604,000
Federal Home Loan Mortgage Corp. (SOFR + 0.095%)
9,179,000	3.805	(a)	05/05/27	9,179,000
Federal Home Loan Mortgage Corp. (SOFR + 0.140%)
5,343,000	3.850	(a)	09/04/26	5,343,000
2,350,000	3.848	(a)	10/29/26	2,350,744
17,331,000	3.850	(a)	09/22/27	17,331,000
16,476,000	3.850	(a)	10/06/27	16,476,000
Federal National Mortgage Association
3,665,000	3.763		01/16/26	3,659,357
3,694,000	3.759		01/20/26	3,686,806
Federal National Mortgage Association (SOFR + 0.120%)
1,184,000	3.830	(a)	07/29/26	1,184,000
Federal National Mortgage Association (SOFR + 0.135%)
11,725,000	3.845	(a)	08/21/26	11,724,930
Federal National Mortgage Association (SOFR + 0.140%)
11,281,000	3.850	(a)	09/11/26	11,281,000
U.S. International Development Finance Corp. (3 Mo. U.S. Treasury Bill Yield + 0.000%)
150,000	4.000	(a)(b)	09/15/26	150,000
1,275,000	4.000	(a)(b)	03/15/30	1,275,000
2,540,036	4.000	(a)(b)	12/15/33	2,540,036

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$584,043,874

U.S. Treasury Obligations - 29.9%

United States Treasury Bills
5,400	3.585		01/13/26	5,394
728,400	3.639		02/05/26	725,863
26,500	3.640		02/05/26	26,408
49,900	3.671		02/10/26	49,700
52,100	3.645	(c)	02/12/26	51,888
20,200	3.629		02/17/26	20,106
135,000	3.635		02/17/26	134,371
785,800	3.640		02/17/26	782,138
5,500	3.645		02/17/26	5,474
30,000	3.650		02/24/26	29,837
17,800	3.624	(c)	02/26/26	17,703
5,300	3.650	(c)	02/26/26	5,271
31,100	3.640	(c)	03/03/26	30,904
314,800	3.865		03/03/26	312,812
118,600	3.819		03/31/26	117,501
2,595,300	3.829		03/31/26	2,571,258
2,451,700	3.834		03/31/26	2,428,989
194,800	3.839		03/31/26	192,995
3,391,300	3.632	(c)	04/02/26	3,361,113
50,662,500	3.642	(c)	04/02/26	50,211,541
6,395,800	3.652	(c)	04/02/26	6,338,869
930,600	3.715		04/07/26	921,558
1,956,100	3.720		04/07/26	1,937,095
1,443,800	3.756		04/07/26	1,429,772
1,184,400	3.823		04/09/26	1,172,447

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations– (continued)

$1,625,500	3.833%		04/09/26	$1,609,096
516,800	3.838		04/09/26	511,584
40,800	3.616		04/14/26	40,386
6,133,200	3.621		04/14/26	6,070,989
5,510,000	3.626		04/14/26	5,454,110
4,296,000	3.642		04/14/26	4,252,424
13,381,000	3.647		04/14/26	13,245,272
30,050,700	3.807		04/16/26	29,727,718
3,522,400	3.616		04/21/26	3,484,350
803,900	3.621		04/21/26	795,216
17,980,300	3.626		04/21/26	17,786,072
8,177,600	3.632		04/21/26	8,089,263
481,600	3.642		04/21/26	476,398
14,237,800	3.781		04/23/26	14,075,679
2,854,900	3.647		04/28/26	2,821,621
5,202,400	3.744		04/30/26	5,139,850
1,277,500	3.749		04/30/26	1,262,140
27,293,800	3.760		04/30/26	26,965,638
906,300	3.626	(c)	05/05/26	895,696
2,979,100	3.632	(c)	05/05/26	2,944,244
257,400	3.642	(c)	05/05/26	254,388
693,500	3.691		05/21/26	683,570
1,188,300	3.728		05/21/26	1,171,284
1,980,400	3.755		05/21/26	1,952,042
1,451,500	3.812		05/21/26	1,430,716
7,971,600	3.833		05/21/26	7,857,453
1,670,800	3.694		05/28/26	1,645,869
3,847,900	3.699		05/28/26	3,790,483
1,980,400	3.731		05/28/26	1,950,849
422,800	3.753		05/28/26	416,491
1,761,700	3.775		05/28/26	1,735,412
2,160,900	3.780		05/28/26	2,128,656
29,526,900	3.791		05/28/26	29,086,307
16,266,300	3.754		06/04/26	16,013,364
4,957,800	3.597		06/18/26	4,877,023
488,000	3.601		06/18/26	480,049
8,756,400	3.605		06/18/26	8,613,733
999,700	3.595	(c)	07/02/26	982,113
821,800	3.603	(c)	07/02/26	807,343
3,361,900	3.606	(c)	07/02/26	3,302,757
1,543,200	3.607	(c)	07/02/26	1,516,052
42,066,700	3.612	(c)	07/02/26	41,326,654
7,174,300	3.963		08/06/26	7,011,698
20,226,900	3.619		10/29/26	19,644,284
957,400	3.633		11/27/26	927,036
11,261,100	3.635		11/27/26	10,903,956
23,402,500	3.548		12/24/26	22,618,087
United States Treasury Floating Rate Note
800,000	3.710		03/15/26	801,457
365,800	3.670		03/31/26	366,532
3,071,800	3.875		04/30/26	3,039,452
3,229,400	3.955		04/30/26	3,195,392
10,148,200	3.960		04/30/26	10,175,830
3,643,000	3.966		04/30/26	3,652,918
494,000	3.976		04/30/26	495,345
928,900	4.000		04/30/26	919,118
315,700	4.009		04/30/26	312,375
1,976,000	4.014		04/30/26	1,981,380
1,196,200	4.034		04/30/26	1,199,457

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations– (continued)

$801,500	4.036%	04/30/26	$793,060
1,513,300	4.038	04/30/26	1,497,364
696,300	4.040	04/30/26	688,967
1,004,200	4.060	04/30/26	993,625
2,444,800	4.061	04/30/26	2,419,054
698,500	4.066	04/30/26	691,144
1,004,200	4.068	04/30/26	1,006,934
1,047,800	4.070	04/30/26	1,036,766
668,100	4.071	04/30/26	661,064
1,397,000	4.077	04/30/26	1,400,804
668,100	4.081	04/30/26	661,064
1,397,000	4.101	04/30/26	1,400,804
4,507,000	4.108	04/30/26	4,519,271
3,339,200	4.146	04/30/26	3,304,036
2,776,700	4.150	04/30/26	2,747,459
2,309,900	4.156	04/30/26	2,285,575
620,400	4.163	04/30/26	622,089
1,764,400	4.190	04/30/26	1,745,819
450,700	4.204	04/30/26	445,954
1,238,600	3.982	05/31/26	1,242,926
1,514,400	3.996	05/31/26	1,519,690
262,300	4.003	05/31/26	263,216
536,200	4.012	05/31/26	538,073
1,072,400	4.014	05/31/26	1,076,146
488,300	4.054	05/31/26	490,006
861,600	3.726	06/30/26	864,360
757,600	3.743	06/30/26	760,027
1,530,600	3.752	06/30/26	1,535,503
1,896,500	3.755	06/30/26	1,902,575
765,300	3.756	06/30/26	767,752
824,000	3.807	06/30/26	826,640
5,182,100	3.994	06/30/26	5,103,122
1,352,100	4.004	06/30/26	1,331,493
901,400	4.006	06/30/26	887,662
3,520,700	4.010	06/30/26	3,467,043
1,056,200	4.015	06/30/26	1,040,103
901,400	4.034	06/30/26	887,662
901,400	4.045	06/30/26	887,662
2,435,600	4.099	06/30/26	2,398,480
1,329,700	4.135	06/30/26	1,333,960
2,136,500	4.136	06/30/26	2,143,344
3,520,700	4.155	06/30/26	3,467,043
3,723,800	4.159	06/30/26	3,735,729
1,910,000	4.197	06/30/26	1,880,891
1,272,100	4.087	07/15/26	1,274,742
1,714,200	4.092	07/15/26	1,717,761
2,995,100	4.107	07/15/26	3,001,321
546,200	3.660	07/31/26	547,563
984,500	3.719	07/31/26	965,686
2,809,400	3.728	07/31/26	2,816,411
975,600	3.789	07/31/26	978,035
1,647,400	3.846	07/31/26	1,651,511
364,800	3.898	07/31/26	357,829
190,900	3.909	07/31/26	187,252
1,147,800	3.912	07/31/26	1,150,664
788,300	3.942	07/31/26	773,235
1,107,500	3.943	07/31/26	1,086,335
1,209,700	3.953	07/31/26	1,212,719
323,500	3.958	07/31/26	317,318

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations– (continued)

$1,476,700	3.959%	07/31/26	$1,480,385
249,100	3.965	07/31/26	249,722
1,147,800	3.968	07/31/26	1,125,865
2,295,700	3.973	07/31/26	2,301,429
1,913,100	3.985	07/31/26	1,876,540
252,600	3.990	07/31/26	247,773
3,808,000	4.006	07/31/26	3,735,227
2,096,800	4.088	07/31/26	2,056,729
1,258,100	4.098	07/31/26	1,234,057
2,088,600	4.099	07/31/26	2,048,686
1,253,200	4.104	07/31/26	1,256,327
2,506,300	4.109	07/31/26	2,512,555
3,978,100	4.111	07/31/26	3,902,077
2,499,800	4.114	07/31/26	2,468,420
3,132,900	4.119	07/31/26	3,095,592
1,771,100	4.095	08/15/26	1,743,517
1,866,400	4.375	08/15/26	1,875,250
868,000	3.579	08/31/26	850,442
2,115,500	3.595	08/31/26	2,114,209
3,379,800	3.603	08/31/26	3,377,737
425,300	3.685	08/31/26	425,040
382,600	3.733	08/31/26	382,366
2,207,200	3.744	08/31/26	2,205,853
1,147,800	3.805	08/31/26	1,147,099
1,530,400	3.817	08/31/26	1,529,466
1,008,300	3.844	08/31/26	987,904
6,646,200	3.867	08/31/26	6,511,763
3,578,600	3.868	08/31/26	3,576,416
2,088,600	3.881	08/31/26	2,046,352
5,847,900	3.886	08/31/26	5,729,610
2,104,700	3.895	08/31/26	2,062,127
769,900	3.910	08/31/26	754,327
6,173,000	3.922	08/31/26	6,136,455
1,141,400	3.924	08/31/26	1,140,703
1,245,500	3.926	08/31/26	1,220,306
1,690,800	3.931	08/31/26	1,689,768
2,536,200	3.933	08/31/26	2,518,067
2,525,600	3.934	08/31/26	2,474,513
1,912,700	3.935	08/31/26	1,874,010
4,741,800	3.938	08/31/26	4,645,884
6,322,200	3.939	08/31/26	6,318,341
2,734,300	3.977	08/31/26	2,732,631
622,000	3.568	09/30/26	608,947
4,620,200	3.655	09/30/26	4,558,048
2,536,200	3.658	09/30/26	2,532,086
3,737,900	3.663	09/30/26	3,659,456
758,700	3.673	09/30/26	742,778
2,423,400	3.677	09/30/26	2,372,542
1,720,500	3.687	09/30/26	1,684,393
1,333,200	3.689	09/30/26	1,305,221
211,100	3.691	09/30/26	207,950
3,559,100	3.692	09/30/26	3,514,029
1,633,600	3.694	09/30/26	1,630,950
3,252,000	3.695	09/30/26	3,246,724
306,100	3.697	09/30/26	305,603
990,000	3.699	09/30/26	988,394
1,875,000	3.701	09/30/26	1,835,651
7,729,100	3.705	09/30/26	7,637,599
1,585,700	3.706	09/30/26	1,562,038

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations– (continued)

$2,450,300	3.709%		09/30/26	$2,438,417
765,200	3.710		09/30/26	763,959
3,441,200	3.714		09/30/26	3,368,982
787,100	3.719		09/30/26	785,823
1,253,100	3.733		09/30/26	1,226,802
1,180,700	3.790		09/30/26	1,155,922
1,079,900	3.803		09/30/26	1,057,237
1,907,900	3.817		09/30/26	1,867,860
2,885,100	3.846		09/30/26	2,824,553
5,966,700	3.847		09/30/26	5,841,481
1,136,600	3.848		09/30/26	1,134,756
1,994,800	3.849		09/30/26	1,991,564
5,770,300	3.862		09/30/26	5,677,138
11,081,900	3.867		09/30/26	10,849,333
2,652,700	3.673		10/15/26	2,671,932
221,700	3.675		10/15/26	223,307
2,749,700	3.677		10/15/26	2,769,636
2,813,100	3.679		10/15/26	2,833,495
1,477,700	3.543		11/30/26	1,452,479
331,700	3.633		11/30/26	324,574
692,900	3.655		11/30/26	696,470
779,400	3.661		11/30/26	783,415
3,368,400	3.666		11/30/26	3,385,753
1,539,800	3.668		11/30/26	1,536,658
2,231,900	3.671		11/30/26	2,243,398
283,400	3.676		11/30/26	284,860
3,432,200	3.678		11/30/26	3,394,508
1,040,700	3.680		11/30/26	1,046,061
338,300	3.681		11/30/26	340,043
1,524,700	3.527		12/31/26	1,534,209
3,355,200	3.536		12/31/26	3,376,125
4,442,600	3.541		12/31/26	4,380,307
2,078,700	3.547		12/31/26	2,031,325
2,039,000	3.572		12/31/26	2,051,716
1,395,000	3.603		12/31/26	1,403,700
6,248,700	3.612		12/31/26	6,106,287
7,041,300	3.613		12/31/26	6,880,823
1,910,500	3.614		12/31/26	1,866,958
676,600	3.615		12/31/26	661,180
8,255,400	3.620		12/31/26	8,261,864
1,565,500	3.621		12/31/26	1,575,263
1,221,500	3.623		12/31/26	1,229,118
3,453,300	3.626		12/31/26	3,474,837
1,720,600	3.629		12/31/26	1,731,331
1,039,500	3.631		12/31/26	1,045,983
1,730,000	3.633		12/31/26	1,740,789
5,189,900	3.635		12/31/26	5,146,944
3,270,300	3.642		12/31/26	3,290,695
693,800	3.643		12/31/26	698,127
295,000	3.646		12/31/26	288,277
3,359,100	3.486		01/15/27	3,376,531
United States Treasury Floating Rate Note (3M USD T-Bill + 0.098%)
1,608,800	3.703	(a)	01/31/27	1,607,629
United States Treasury Floating Rate Note (3M USD T-Bill + 0.159%)
27,214,500	3.762	(a)	04/30/27	27,218,903
983,600	3.763	(a)	04/30/27	983,759
3,232,700	3.761	(a)	07/31/27	3,230,917
34,275,800	3.764	(a)	07/31/27	34,256,891

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations– (continued)

United States Treasury Floating Rate Note (3M USD T-Bill + 0.160%)
$972,500	3.760	%(a)	04/30/27	$972,657
101,972,200	3.761	(a)	04/30/27	101,988,698
United States Treasury Floating Rate Note (3M USD T-Bill + 0.182%)
3,900	3.790	(a)	07/31/26	3,898
United States Treasury Floating Rate Note (3M USD T-Bill + 0.190%)
1,180,400	3.791	(a)	10/31/27	1,180,412
37,502,200	3.792	(a)	10/31/27	37,502,592
United States Treasury Floating Rate Note (3M USD T-Bill + 0.205%)
12,965,800	3.805	(a)	10/31/26	12,967,205
1,053,400	3.806	(a)	10/31/26	1,053,514
21,503,600	3.807	(a)	10/31/26	21,505,931
United States Treasury Floating Rate Note (3M USD T-Bill + 0.245%)
43,761,500	3.844	(a)	01/31/26	43,762,298
42,582,800	3.847	(a)	01/31/26	42,583,577

TOTAL U.S. TREASURY OBLIGATIONS				$1,119,101,656

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$1,703,145,530

Repurchase Agreements(d) - 56.0%

Bank of America, National Association
5,000,000	4.260		01/02/26	$5,000,000
Maturity Value: $5,108,866
Settlement Date: 07/02/25
Collateralized by Federal National Mortgage Association, 2.000%, due 02/01/51. The market value of the collateral, including accrued interest, was $5,150,000.
15,000,000	3.900		03/31/26	$15,000,000
Maturity Value: $15,580,125
Settlement Date: 04/08/25
Collateralized by Federal National Mortgage Association, 2.000%, due 11/01/50 to 02/01/51. The aggregate market value of the collateral, including accrued interest, was $15,450,001.
5,000,000	3.750		06/09/26	$5,000,000
Maturity Value: $5,094,792
Settlement Date: 12/09/25
Collateralized by Federal National Mortgage Association, 2.000%, due 02/01/51. The market value of the collateral, including accrued interest, was $5,150,000.

Bank of Montreal
6,000,000	3.740	(e)	04/13/26	$6,000,000
Maturity Value: $6,383,350
Settlement Date: 08/06/24
Collateralized by Government National Mortgage Association, 5.500%, due 12/20/55. The market value of the collateral, including accrued interest, was $6,180,001.

Barclays Bank PLC
52,000,000	3.690	(e)	01/12/26	$52,000,000
Maturity Value: $52,335,790
Settlement Date: 11/10/25

Collateralized by U.S. Treasury Bills, 0.000%, due 01/15/26 to 02/24/26, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/40 to 05/15/42 and U.S. Treasury Notes, 2.625% to 4.375%, due 03/31/28 to 02/15/29. The aggregate market value of the collateral, including accrued interest, was $53,061,909.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Barclays Bank PLC – (continued)
$10,000,000	3.690	%(e)	01/14/26	$10,000,000
Maturity Value: $10,062,525
Settlement Date: 11/14/25

Collateralized by a U.S. Treasury Bill, 0.000%, due 01/02/26, U.S. Treasury Bonds, 1.625% to 4.625%, due 02/15/38 to 02/15/55, a U.S. Treasury Inflation-Indexed Bond, 2.125%, due 02/15/54 and U.S. Treasury Notes, 4.250% to 4.875%, due 10/31/30 to 06/30/31. The aggregate market value of the collateral, including accrued interest, was $10,207,464.

BNP Paribas
55,000,000	3.750	(e)	02/09/26	$55,000,000
Maturity Value: $56,237,500
Settlement Date: 07/08/25

Collateralized by U.S. Treasury Notes, 2.375% to 4.625%, due 05/15/27 to 11/15/34 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/44. The aggregate market value of the collateral, including accrued interest, was $56,100,022.

30,000,000	3.750	(e)	02/10/26	$30,000,000
Maturity Value: $30,671,875
Settlement Date: 07/10/25

Collateralized by U.S. Treasury Bills, 0.000%, due 01/02/26 to 06/18/26, a U.S. Treasury Bond, 1.375%, due 11/15/40, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 07/15/30, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/29 to 08/15/48, U.S. Treasury Notes, 0.375% to 4.625%, due 06/15/27 to 11/15/34 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 08/15/40 to 08/15/45. The aggregate market value of the collateral, including accrued interest, was $30,600,001.

40,000,000	3.750	(e)	02/10/26	$40,000,000
Maturity Value: $40,900,000
Settlement Date: 07/09/25

Collateralized by a U.S. Treasury Bill, 0.000%, due 06/18/26, U.S. Treasury Bonds, 2.250% to 6.125%, due 11/15/27 to 11/15/52, U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.375%, due 07/15/29 to 07/15/33, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/29 to 11/15/46, U.S. Treasury Notes, 0.375% to 4.875%, due 01/31/27 to 03/31/30 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 02/15/36 to 05/15/46. The aggregate market value of the collateral, including accrued interest, was $ 40,800,001.

40,000,000	3.750	(e)	02/17/26	$40,000,000
Maturity Value: $40,908,334
Settlement Date: 07/14/25

Collateralized by a U.S. Treasury Bill, 0.000%, due 02/26/26, U.S. Treasury Bonds, 2.000% to 4.250%, due 08/15/51 to 02/15/54, U.S. Treasury Floating Rate Notes, 3.761% to 3.792%, due 07/31/27 to 10/31/27, U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.375%, due 01/15/27 to 07/15/33, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 11/15/26 to 11/15/44, U.S. Treasury Notes, 0.500% to 4.625%, due 01/31/27 to 09/30/30 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 11/15/42 to 02/15/54. The aggregate market value of the collateral, including accrued interest, was $40,800,000.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

BNP Paribas – (continued)
$25,000,000	3.850	%(e)	03/18/26	$25,000,000
Maturity Value: $25,483,923
Settlement Date: 09/18/25

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 11/01/28 to 11/01/55, Federal National Mortgage Association, 1.500% to 8.000%, due 03/01/29 to 12/01/55, Fixed-rate Multifamily Mortgage Participation Certificates, 3.830%, due 03/01/44 and Government National Mortgage Association, 2.000% to 7.500%, due 04/20/32 to 11/20/55. The aggregate market value of the collateral, including accrued interest, was $25,750,008.

10,000,000	3.610	(e)	06/24/26	$10,000,000
Maturity Value: $10,182,506
Settlement Date: 12/24/25

Collateralized by U.S. Treasury Bonds, 4.250% to 4.500%, due 05/15/39 to 11/15/54, a U.S. Treasury Inflation-Indexed Note, 0.375%, due 01/15/27 and a U.S. Treasury Note, 0.500%, due 10/31/27. The aggregate market value of the collateral, including accrued interest, was $10,200,004.

10,000,000	3.560	(e)	09/10/26	$10,000,000
Maturity Value: $10,269,967
Settlement Date: 12/11/25

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 6.000%, due 09/01/42 to 10/01/55 and Federal National Mortgage Association, 3.000% to 6.500%, due 02/01/41 to 09/01/55. The aggregate market value of the collateral, including accrued interest, was $10,300,001.

BofA Securities, Inc.
200,000,000	3.850		01/02/26	$200,000,000
Maturity Value: $200,042,778

Collateralized by Federal Farm Credit Bank, 0.900% to 4.100%, due 06/15/26 to 12/22/45, Federal Home Loan Bank, 2.840% to 4.250%, due 11/29/38 to 01/27/42, Federal Home Loan Mortgage Corp., 2.150%, due 07/13/40, Federal National Mortgage Association, 0.770%, due 06/02/27, Tennessee Valley Authority, 5.880%, due 04/01/36, U.S. Treasury Bonds, 1.875% to 5.250%, due 11/15/28 to 08/15/55 and U.S. Treasury Notes, 0.750% to 3.750%, due 05/31/26 to 06/30/30. The aggregate market value of the collateral, including accrued interest, was $204,000,021.

25,000,000	3.760	(e)	01/15/26	$25,000,000
Maturity Value: $25,480,444
Settlement Date: 07/15/25

Collateralized by Federal Home Loan Bank, 2.750%, due 03/25/27 and a U.S. Treasury Note, 4.000%, due 02/15/34. The aggregate market value of the collateral, including accrued interest, was $25,500,010.

20,000,000	3.750	(e)	01/28/26	$20,000,000
Maturity Value: $20,383,334
Settlement Date: 07/28/25

Collateralized by Federal Farm Credit Bank, 3.540% to 3.880%, due 04/02/26 to 03/29/32, Federal National Mortgage Association, 2.125%, due 04/24/26 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 05/15/30 to 02/15/46. The aggregate market value of the collateral, including accrued interest, was $20,400,023.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

BofA Securities, Inc. – (continued)
$25,000,000	3.760	%(e)	04/29/26	$25,000,000
Maturity Value: $25,475,222
Settlement Date: 10/29/25

Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/28 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 08/15/43. The aggregate market value of the collateral, including accrued interest, was $25,500,000.

4,000,000	3.820	(e)	07/30/26	$4,000,000
Maturity Value: $4,154,922
Settlement Date: 07/30/25

Collateralized by Federal Home Loan Bank, 3.885%, due 04/08/26 and Federal Home Loan Mortgage Corp., 3.950%, due 12/18/28. The aggregate market value of the collateral, including accrued interest, was $4,080,231.

Citibank, National Association
12,000,000	3.720		01/13/26	$12,000,000
Maturity Value: $12,546,840
Settlement Date: 10/29/24

Collateralized by Federal National Mortgage Association, 5.500% to 6.000%, due 10/01/54 to 11/01/55, Government National Mortgage Association, 5.000% to 5.500%, due 10/20/49 to 12/20/55 and a U.S. Treasury Note, 4.000%, due 02/15/34. The aggregate market value of the collateral, including accrued interest, was $12,240,000.

Citigroup Global Markets, Inc.
15,000,000	3.710	(e)	01/05/26	$15,000,000
Maturity Value: $15,426,650
Settlement Date: 04/04/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $15,300,087.

8,000,000	4.220		01/07/26	$8,000,000
Maturity Value: $8,143,480
Settlement Date: 08/07/25

Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $ 8,160,006.

7,000,000	4.310		01/16/26	$7,000,000
Maturity Value: $7,179,344
Settlement Date: 06/16/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $7,140,058.

12,000,000	3.710	(e)	02/09/26	$12,000,000
Maturity Value: $12,267,120
Settlement Date: 07/08/25
Collateralized by U.S. Treasury Notes, 1.250% to 3.875%, due 04/30/28 to 06/15/28. The aggregate market value of the collateral, including accrued interest, was $12,240,048.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Citigroup Global Markets, Inc. – (continued)
$16,000,000	3.720	%(e)	02/09/26	$16,000,000
Maturity Value: $16,357,120
Settlement Date: 07/08/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $16,320,038.

5,000,000	4.170		02/09/26	$5,000,000
Maturity Value: $5,107,146
Settlement Date: 08/08/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 5,100,000.
8,000,000	4.180		02/09/26	$8,000,000
Maturity Value: $8,172,773
Settlement Date: 08/07/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 8,160,819.
35,000,000	3.720	(e)	02/17/26	$35,000,000
Maturity Value: $35,784,816
Settlement Date: 07/15/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $35,700,068.

35,000,000	3.710	(e)	02/18/26	$35,000,000
Maturity Value: $35,775,493
Settlement Date: 07/18/25

Collateralized by a U.S. Treasury Inflation-Indexed Bond, 3.375%, due 04/15/32 and U.S. Treasury Notes, 2.875% to 4.375%, due 01/31/32 to 05/15/32. The aggregate market value of the collateral, including accrued interest, was $ 35,700,101.

50,000,000	3.720	(e)	02/18/26	$50,000,000
Maturity Value: $51,110,833
Settlement Date: 07/18/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $51,000,052.

35,000,000	3.720	(e)	02/23/26	$35,000,000
Maturity Value: $35,781,200
Settlement Date: 07/22/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $35,700,068.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Citigroup Global Markets, Inc. – (continued)
$10,000,000	3.720	%(e)	02/27/26	$10,000,000
Maturity Value: $10,221,133
Settlement Date: 07/28/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $10,200,033.

7,000,000	3.920		03/19/26	$7,000,000
Maturity Value: $7,138,725
Settlement Date: 09/18/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 7,140,827.
13,000,000	3.710	(e)	03/23/26	$13,000,000
Maturity Value: $13,243,830
Settlement Date: 09/22/25
Collateralized by U.S. Treasury Notes, 1.250% to 3.875%, due 04/30/28 to 06/15/28. The aggregate market value of the collateral, including accrued interest, was $ 13,260,053.
16,000,000	3.720	(e)	03/23/26	$16,000,000
Maturity Value: $16,300,907
Settlement Date: 09/22/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $16,320,038.

30,000,000	3.710	(e)	04/08/26	$30,000,000
Maturity Value: $30,562,684
Settlement Date: 10/08/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $30,600,092.

44,000,000	3.710	(e)	04/10/26	$44,000,000
Maturity Value: $44,825,269
Settlement Date: 10/10/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $44,880,047.

30,000,000	3.710	(e)	05/07/26	$30,000,000
Maturity Value: $30,559,592
Settlement Date: 11/07/25

Collateralized by a U.S. Treasury Bond, 6.000%, due 02/15/26, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/26 and U.S. Treasury Notes, 0.500% to 3.750%, due 02/28/26 to 04/15/26. The aggregate market value of the collateral, including accrued interest, was $30,600,092.

3,000,000	3.820		05/13/26	$3,000,000
Maturity Value: $3,057,618
Settlement Date: 11/13/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 3,060,857.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Citigroup Global Markets, Inc. – (continued)
$5,000,000	3.710%		06/24/26	$5,000,000
Maturity Value: $5,099,964
Settlement Date: 12/12/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 5,100,843.
10,000,000	3.730		06/24/26	$10,000,000
Maturity Value: $10,204,114
Settlement Date: 12/09/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 10,200,803.
10,000,000	3.740		06/24/26	$10,000,000
Maturity Value: $10,210,894
Settlement Date: 12/03/25
Collateralized by Government National Mortgage Association, 2.500% to 6.500%, due 02/20/54. The aggregate market value of the collateral, including accrued interest, was $ 10,200,000.

Credit Agricole Corporate and Investment Bank
20,000,000	3.710	(e)	01/12/26	$20,000,000
Maturity Value: $20,441,078
Settlement Date: 06/12/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 01/31/32. The aggregate market value of the collateral, including accrued interest, was $ 20,400,096.
20,000,000	3.710	(e)	01/12/26	$20,000,000
Maturity Value: $20,441,078
Settlement Date: 06/12/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 01/31/32. The aggregate market value of the collateral, including accrued interest, was $ 20,400,096.
27,000,000	3.710	(e)	02/03/26	$27,000,000
Maturity Value: $27,598,238
Settlement Date: 07/03/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 01/31/32. The aggregate market value of the collateral, including accrued interest, was $ 27,540,076.
53,000,000	3.710	(e)	02/03/26	$53,000,000
Maturity Value: $54,174,318
Settlement Date: 07/03/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 09/30/32. The aggregate market value of the collateral, including accrued interest, was $ 54,060,000.
10,000,000	3.710	(e)	03/12/26	$10,000,000
Maturity Value: $10,186,531
Settlement Date: 09/12/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 02/15/34. The aggregate market value of the collateral, including accrued interest, was $ 10,200,033.
23,000,000	3.710	(e)	03/19/26	$23,000,000
Maturity Value: $23,429,020
Settlement Date: 09/19/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 01/31/32. The aggregate market value of the collateral, including accrued interest, was $ 23,460,061.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Credit Agricole Corporate and Investment Bank – (continued)
$6,000,000	3.710	%(e)	04/10/26	$6,000,000
Maturity Value: $6,112,537
Settlement Date: 10/10/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 02/15/34. The aggregate market value of the collateral, including accrued interest, was $ 6,120,013.
2,000,000	3.710	(e)	04/30/26	$2,000,000
Maturity Value: $2,037,306
Settlement Date: 10/31/25
Collateralized by U.S. Treasury Notes, 1.000% to 4.375%, due 01/15/28 to 02/15/34. The aggregate market value of the collateral, including accrued interest, was $ 2,040,005.

HSBC Bank PLC
18,000,000	3.720		01/13/26	$18,000,000
Maturity Value: $18,827,700
Settlement Date: 10/25/24

Collateralized by U.S. Treasury Bonds, 2.000% to 3.250%, due 05/15/42 to 08/15/51 and a U.S. Treasury Inflation-Indexed Note, 1.750%, due 01/15/34. The aggregate market value of the collateral, including accrued interest, was $ 18,365,814.

HSBC Securities (USA), Inc.
12,000,000	3.710		01/13/26	$12,000,000
Maturity Value: $12,551,554
Settlement Date: 10/24/24

Collateralized by a U.S. Treasury Note, 4.625%, due 09/30/30 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 11/15/31 to 08/15/44. The aggregate market value of the collateral, including accrued interest, was $ 12,242,532.

40,000,000	3.720		01/13/26	$40,000,000
Maturity Value: $41,843,466
Settlement Date: 10/24/24

Collateralized by Federal Farm Credit Bank, 2.230% to 3.610%, due 03/12/35 to 10/07/37, Federal Home Loan Bank, 4.375%, due 09/08/28, Federal Home Loan Mortgage Corp., 5.500%, due 10/01/55, Federal Home Loan Mortgage Corp. Stripped Securities, 0.000%, due 01/15/27 to 07/15/28 and a U.S. Treasury Note, 4.625%, due 09/30/30. The aggregate market value of the collateral, including accrued interest, was $40,827,251.

J.P. Morgan Securities LLC
50,000,000	3.710	(e)	03/17/26	$50,000,000
Maturity Value: $50,463,750
Settlement Date: 12/17/25

Collateralized by Federal Farm Credit Bank, 2.100% to 2.900%, due 01/28/41 to 12/09/41, Federal Home Loan Mortgage Corp., 0.000% to 6.000%, due 12/15/36 to 10/01/55, Federal National Mortgage Association, 3.000% to 7.500%, due 02/01/31 to 02/01/55 and Government National Mortgage Association, 3.500% to 6.000%, due 06/20/33 to 05/20/54. The aggregate market value of the collateral, including accrued interest, was $51,410,304.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

J.P. Morgan Securities LLC – (continued)
$10,000,000	3.710	%(e)	03/30/26	$10,000,000
Maturity Value: $10,093,781
Settlement Date: 12/29/25

Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 11/01/48, Federal National Mortgage Association, 1.500% to 6.500%, due 03/01/37 to 10/01/55 and Government National Mortgage Association, 1.500% to 7.000%, due 01/20/27 to 12/20/55. The aggregate market value of the collateral, including accrued interest, was $10,304,278.

Joint Account III
297,100,000	3.837		01/02/26	$297,100,000
Maturity Value: $297,163,340

RBC Dominion Securities, Inc.
10,000,000	3.890	(e)	03/11/26	$10,000,000
Maturity Value: $10,195,581
Settlement Date: 09/11/25

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 8.000%, due 03/01/31 to 12/01/55, Federal National Mortgage Association, 1.500% to 8.500%, due 05/01/29 to 12/01/55, Government National Mortgage Association, 2.000% to 7.000%, due 06/15/27 to 11/20/55, U.S. Treasury Bills, 0.000%, due 01/02/26 to 02/19/26, U.S. Treasury Bonds, 2.750% to 3.875%, due 05/15/43 to 08/15/52, a U.S. Treasury Inflation-Indexed Bond, 1.000%, due 02/15/48, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/34, U.S. Treasury Notes, 0.750% to 4.500%, due 08/15/27 to 08/31/32 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 11/15/46 to 08/15/48. The aggregate market value of the collateral, including accrued interest, was $10,199,998.

27,000,000	3.845	(e)	03/19/26	$27,000,000
Maturity Value: $27,521,959
Settlement Date: 09/19/25

Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 7.000%, due 06/01/53 to 10/01/55, Federal National Mortgage Association, 1.500% to 7.000%, due 05/01/37 to 05/01/56, Government National Mortgage Association, 2.000% to 6.000%, due 05/20/42 to 01/20/55, U.S. Treasury Bonds, 3.000% to 4.750%, due 05/15/42 to 11/15/54, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 08/15/34 and U.S. Treasury Notes, 1.875% to 4.000%, due 02/28/27 to 02/15/34. The aggregate market value of the collateral, including accrued interest, was $27,539,998.

20,000,000	3.845	(e)	03/23/26	$20,000,000
Maturity Value: $20,386,636
Settlement Date: 09/23/25

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 7.000%, due 06/01/42 to 12/01/55, Federal National Mortgage Association, 1.500% to 7.000%, due 05/01/31 to 10/01/55, Government National Mortgage Association, 2.000% to 6.500%, due 10/15/40 to 12/20/55, a U.S. Treasury Bill, 0.000%, due 03/26/26, U.S. Treasury Bonds, 2.875% to 4.625%, due 02/15/43 to 11/15/52 and U.S. Treasury Notes, 3.500% to 4.375%, due 06/30/27 to 01/31/31. The aggregate market value of the collateral, including accrued interest, was $ 20,399,999.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

RBC Dominion Securities, Inc. – (continued)
$10,000,000	3.610	%(e)	06/24/26	$10,000,000
Maturity Value: $10,182,506
Settlement Date: 12/24/25

Collateralized by Federal Home Loan Mortgage Corp., 3.000%, due 02/01/50, Government National Mortgage Association, 6.500%, due 07/20/55, a U.S. Treasury Bill, 0.000%, due 10/29/26, U.S. Treasury Bonds, 4.000% to 4.750%, due 02/15/45 to 08/15/54, a U.S. Treasury Inflation-Indexed Bond, 0.625%, due 02/15/43, a U.S. Treasury Inflation-Indexed Note, 0.500%, due 01/15/28 and U.S. Treasury Notes, 0.375% to 3.875%, due 01/31/26 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $10,200,014.

12,000,000	3.550	(e)	08/17/26	$12,000,000
Maturity Value: $12,288,733
Settlement Date: 12/16/25

Collateralized by Federal Home Loan Mortgage Corp., 5.000% to 6.000%, due 10/01/53 to 11/01/54, Federal National Mortgage Association, 3.500% to 6.500%, due 11/01/41 to 09/01/55, a U.S. Treasury Bond, 2.250%, due 05/15/41, a U.S. Treasury Inflation- Indexed Bond, 1.375%, due 02/15/44 and a U.S. Treasury Note, 0.500%, due 02/28/26. The aggregate market value of the collateral, including accrued interest, was $ 12,239,999.

25,000,000	3.490	(e)	09/18/26	$25,000,000
Maturity Value: $25,661,645
Settlement Date: 12/19/25

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 6.000%, due 07/01/37 to 08/01/55, Federal National Mortgage Association, 1.500% to 5.000%, due 04/01/36 to 11/01/53, Government National Mortgage Association, 3.000% to 5.500%, due 06/15/42 to 11/20/55 and U.S. Treasury Notes, 0.500% to 1.875%, due 02/28/26 to 02/15/32. The aggregate market value of the collateral, including accrued interest, was $25,500,001.

Royal Bank of Canada
15,000,000	4.230	(e)	01/07/26	$15,000,000
Maturity Value: $15,357,787
Settlement Date: 06/18/25

Collateralized by Federal Home Loan Mortgage Corp., 6.000%, due 07/01/53, Federal National Mortgage Association, 4.000% to 7.000%, due 03/01/43 to 12/01/52 and a U.S. Treasury Note, 3.750%, due 05/15/28. The aggregate market value of the collateral, including accrued interest, was $ 15,300,054.

10,000,000	4.240	(e)	01/07/26	$10,000,000
Maturity Value: $10,240,267
Settlement Date: 06/17/25

Collateralized by Federal Home Loan Mortgage Corp., 6.000%, due 07/01/53, Federal National Mortgage Association, 4.000% to 5.000%, due 03/01/43 to 12/01/52 and a U.S. Treasury Note, 3.750%, due 05/15/28. The aggregate market value of the collateral, including accrued interest, was $ 10,200,034.

15,000,000	4.240	(e)	01/07/26	$15,000,000
Maturity Value: $15,360,400
Settlement Date: 06/17/25

Collateralized by Federal Home Loan Mortgage Corp., 6.000%, due 07/01/53, Federal National Mortgage Association, 4.000% to 7.000%, due 03/01/43 to 12/01/52 and a U.S. Treasury Note, 3.750%, due 05/15/28. The aggregate market value of the collateral, including accrued interest, was $ 15,300,054.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Royal Bank of Canada – (continued)
$10,000,000	4.240	%(e)	01/09/26	$10,000,000
Maturity Value: $10,239,089
Settlement Date: 06/20/25

Collateralized by Federal Home Loan Mortgage Corp., 5.000% to 6.000%, due 09/01/52 to 07/01/53, Federal National Mortgage Association, 4.000% to 5.000%, due 03/01/43 to 12/01/52 and a U.S. Treasury Note, 3.750%, due 05/15/28. The aggregate market value of the collateral, including accrued interest, was $ 10,200,090.

15,000,000	4.110	(e)	02/27/26	$15,000,000
Maturity Value: $15,422,988
Settlement Date: 06/25/25

Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 6.000%, due 05/01/52 to 08/01/53, Federal National Mortgage Association, 4.000% to 7.000%, due 03/01/43 to 12/01/52 and a U.S. Treasury Note, 3.750%, due 05/15/28. The aggregate market value of the collateral, including accrued interest, was $15,300,065.

10,000,000	3.770	(e)	06/02/26	$10,000,000
Maturity Value: $10,202,114
Settlement Date: 11/21/25

Collateralized by Federal Home Loan Mortgage Corp., 6.000%, due 07/01/53, Federal National Mortgage Association, 4.000% to 5.500%, due 03/01/43 to 07/01/54 and a U.S. Treasury Note, 3.875%, due 05/31/27. The aggregate market value of the collateral, including accrued interest, was $ 10,200,090.

10,000,000	3.770	(e)	06/02/26	$10,000,000
Maturity Value: $10,203,161
Settlement Date: 11/20/25

Collateralized by Federal Home Loan Mortgage Corp., 5.500%, due 05/01/54, Federal National Mortgage Association, 3.500% to 4.000%, due 03/01/43 to 10/01/45 and a U.S. Treasury Note, 3.875%, due 05/31/27. The aggregate market value of the collateral, including accrued interest, was $ 10,200,020.

Royal Bank of Canada-New York Branch
20,000,000	3.680	(e)	06/02/26	$20,000,000
Maturity Value: $20,368,000
Settlement Date: 12/04/25
Collateralized by a U.S. Treasury Note, 3.875%, due 05/31/27. The market value of the collateral, including accrued interest, was $20,400,054.
12,000,000	3.710	(e)	06/02/26	$12,000,000
Maturity Value: $12,225,073
Settlement Date: 12/02/25

Collateralized by Federal Home Loan Mortgage Corp., 5.500% to 6.500%, due 05/01/53 to 10/01/53 and U.S. Treasury Notes, 3.750% to 3.875%, due 05/15/28 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $12,240,015.

18,000,000	3.650	(e)	07/23/26	$18,000,000
Maturity Value: $18,423,400
Settlement Date: 12/03/25
Collateralized by U.S. Treasury Notes, 3.750% to 3.875%, due 05/31/27 to 05/15/28. The aggregate market value of the collateral, including accrued interest, was $ 18,360,072.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)

Royal Bank of Canada-New York Branch – (continued)
$10,000,000	3.600	%(e)	09/01/26	$10,000,000
Maturity Value: $10,267,000
Settlement Date: 12/08/25
Collateralized by a U.S. Treasury Note, 3.875%, due 05/31/27. The market value of the collateral, including accrued interest, was $10,200,077.

Wells Fargo Bank, National Association
35,000,000	3.710	(e)	01/13/26	$35,000,000
Maturity Value: $35,721,389
Settlement Date: 06/27/25
Collateralized by a U.S. Treasury Note, 4.000%, due 05/31/30. The market value of the collateral, including accrued interest, was $35,700,010.
35,000,000	3.710	(e)	01/13/26	$35,000,000
Maturity Value: $35,703,354
Settlement Date: 07/02/25
Collateralized by a U.S. Treasury Note, 4.000%, due 05/31/30. The market value of the collateral, including accrued interest, was $35,700,010.
85,000,000	3.710	(e)	01/13/26	$85,000,000
Maturity Value: $86,830,783
Settlement Date: 06/18/25
Collateralized by a U.S. Treasury Note, 4.500%, due 05/31/29. The market value of the collateral, including accrued interest, was $86,700,024.

Wells Fargo Securities, LLC
70,000,000	3.830		01/02/26	$70,000,000
Maturity Value: $70,014,895
Collateralized by Federal Home Loan Mortgage Corp., 6.000%, due 09/01/55. The market value of the collateral, including accrued interest, was $72,100,001.
45,000,000	3.710		01/13/26	$45,000,000
Maturity Value: $45,454,475
Settlement Date: 10/07/25
Collateralized by Federal Home Loan Mortgage Corp., 6.000%, due 09/01/55. The market value of the collateral, including accrued interest, was $46,350,000.

TOTAL REPURCHASE AGREEMENTS				$2,100,100,000

TOTAL INVESTMENTS - 101.4%				$3,803,245,530

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%				(53,765,518)

NET ASSETS - 100.0%				$3,749,480,012

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2025.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on December 31, 2025.
(c)	All or a portion represents a forward commitment.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

(d)	Unless noted, all repurchase agreements were entered into on December 31, 2025. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.
(e)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
Mo.	—Month
PLC	—Public Limited Company
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued) December 31, 2025

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III— At December 31, 2025, the Fund had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of January 2, 2026, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation

Government Money Market Fund	$297,100,000	$297,163,340	$306,013,001

REPURCHASE AGREEMENTS— At December 31, 2025, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount

Bank of America, N.A.	3.850%	$111,412,500

Wells Fargo Securities, LLC	3.830	185,687,500

Total		$297,100,000

At December 31, 2025, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rate	Maturity Dates

Federal Home Loan Mortgage Corp.	6.000%	10/1/55

Federal National Mortgage Association	2.000% to 4.000	08/01/42 to 05/01/51

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities December 31, 2025

Goldman Sachs Government Money Market Fund

Assets:

Investments based on amortized cost	$1,703,145,530
Repurchase agreements based on amortized cost	2,100,100,000
Cash	30,445,007
Receivables:
Interest	14,401,794
Investments sold	9,618,700
Fund shares sold	7,460,362
Reimbursement from investment adviser	14,572
Other assets	1,612

Total assets	3,865,187,577

Liabilities:

Payables:
Investments purchased	112,046,559
Fund shares redeemed	3,148,219
Management fees	250,611
Distribution and Service fees and Transfer Agency fees	107,418
Accrued expenses	154,758

Total liabilities	115,707,565

Net Assets:
Paid-in capital	3,749,104,812
Total distributable earnings	375,200

NET ASSETS	$3,749,480,012
Net Assets:
Institutional Shares	$3,057,708,226
Service Shares	691,771,786
Total Net Assets	$3,749,480,012
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	3,057,402,191
Service Shares	691,702,603
Net asset value, offering and redemption price per share:
Institutional Shares	$1.00
Service Shares	1.00

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations For the Fiscal Year Ended December 31, 2025

Goldman Sachs Government Money Market Fund

Investment income:

Interest income	$162,325,570

Expenses:

Management fees	6,061,491

Distribution and Service fees—Service Shares	1,827,753

Transfer Agency fees(a)	757,618

Professional fees	158,109

Custody, accounting and administrative services	138,527

Printing and mailing costs	70,109

Trustee fees	35,782

Registration fees	23,630

Other	13,428

Total expenses	9,086,447

Less — expense reductions	(311,716)

Net expenses	8,774,731

NET INVESTMENT INCOME	153,550,839

Net realized gain from investment transactions	1,026,307

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,577,146

(a)	Institutional and Service Shares incurred Transfer Agency fees of $611,409 and $146,209, respectively.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	Goldman Sachs Government Money Market Fund

	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$153,550,839	$140,395,818

Net realized gain from investment transactions	1,026,307	834,649

Net increase in net assets resulting from operations	154,577,146	141,230,467

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(126,193,036)	(103,853,032)

Service Shares	(28,352,324)	(37,103,765)

Total distributions to shareholders	(154,545,360)	(140,956,797)

From share transactions (at $ 1.00 per share):

Proceeds from sales of shares	2,534,826,315	2,380,943,637

Reinvestment of distributions	154,557,947	140,916,235

Cost of shares redeemed	(2,560,000,770)	(1,440,158,719)

Net increase in net assets resulting from share transactions	129,383,492	1,081,701,153

TOTAL INCREASE	129,415,278	1,081,974,823

Net Assets:

Beginning of year	$3,620,064,734	$2,538,089,911

End of year	$3,749,480,012	$3,620,064,734

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.041	0.050	0.050	0.016	–(b)

Net realized gains	– (b)	–	–	–	–

Total from investment operations	0.041	0.050	0.050	0.016	–(b)

Distributions to shareholders from net investment income	(0.041)	(0.050)	(0.050)	(0.016)	–(b)

Distributions to shareholders from net realized gains	– (b)	–	–	–	–

Total distributions(c)	(0.041)	(0.050)	(0.050)	(0.016)	–(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(d)	4.20%	5.17%	5.05%	1.58%	0.01%

Net assets, end of year (in 000’s)	$3,057,708	$2,871,689	$1,756,707	$1,834,293	$523,751

Ratio of net expenses to average net assets	0.18%	0.18%	0.19%	0.17%	0.09%

Ratio of total expenses to average net assets	0.19%	0.20%	0.21%	0.20%	0.21%

Ratio of net investment income to average net assets	4.10%	5.00%	4.96%	1.92%	–%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.038	0.048	0.047	0.014	–(b)

Net realized gain	– (b)	–	–	–	–

Total from investment operations	0.038	0.048	0.047	0.014	–(b)

Distributions to shareholders from net investment income	(0.038)	(0.048)	(0.047)	(0.014)	–(b)

Distributions to shareholders from net realized gains	– (b)	–	–	–	–

Total distributions(c)	(0.038)	(0.048)	(0.047)	(0.014)	–(b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(d)	3.94%	4.91%	4.79%	1.37%	0.01%

Net assets, end of year (in 000’s)	$691,772	$748,376	$781,383	$678,468	$501,008

Ratio of net expenses to average net assets	0.43%	0.43%	0.44%	0.38%	0.09%

Ratio of total expenses to average net assets	0.44%	0.46%	0.46%	0.45%	0.46%

Ratio of net investment income to average net assets	3.85%	4.79%	4.70%	1.48%	–%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements December 31, 2025

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with the Valuation Procedures (as defined below). The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2025 was as follows:

Goldman Sachs Government Money Market Fund

Distributions paid from:

Ordinary Income	$ 154,544,294

Long-term capital gains	1,066

Total taxable distributions	$ 154,545,360

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

Government Money Market Fund

Distributions paid from:

Ordinary Income	$ 140,946,065

Long-term capital gains	10,732

Total taxable distributions	$ 140,956,797

As of December 31, 2025, the components of accumulated earnings (losses) on a tax basis were as follows:

Goldman Sachs Government Money Market Fund

Undistributed ordinary income — net	$ 386,877

Undistributed long-term capital gains	1,761

Total undistributed earnings	$ 388,637

Unrealized gains (losses) — net	(13,438)

Total accumulated earnings (losses) — net	$ 375,200

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”).

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued) December 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

G. Segment Reporting — The Fund follows Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Fund’s prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Fund’s Investment Adviser. The CODM monitors and actively manages the operating results of the Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved valuation procedures that govern the valuation of the portfolio investments held by the Fund (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2025, all investments, including repurchase agreements, are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual rate of 0.02% of the Fund’s average daily net assets of Institutional Shares and Service Shares.

D. Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2026, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2025, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Fund	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

Goldman Sachs Government Money Market Fund	$ 23,668	$ 288,048	$ 311,716

E. Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued) December 31, 2025

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Institutional Shares		Service Shares

Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2025	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2025

Management Fee	0.16%	0.16%	0.16%	0.16%

Distribution and Service Fees	N/A	N/A	0.25	0.25

Transfer Agency Fees	0.02	0.02	0.02	0.02

Other Expenses	—	0.01	—	0.01

Total Annual Fund Operating Expenses		0.19		0.44

Other Reimbursements		(0.01)		(0.01)

Net Expenses		0.18%		0.43%

N/A — Fees not applicable to respective share class.

F. Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended December 31, 2025, there were no purchase and sale transactions and related net realized gain (loss) for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act.

G. Line of Credit Facility — As of December 31, 2025, the Fund participated in a $1,300,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2025, the Fund did not have any borrowings under the facility. Prior to April 14, 2025, the facility was $1,150,000,000.

5. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or minimize the volatility of the Fund’s NAV per share and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund investments.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

5. OTHER RISKS (continued)

markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Stable NAV Risk — The Funds may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Funds, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Funds should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

6. INDEMNIFICATION

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Fund may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

8. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs Government Money Market Fund

	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

	Shares	Shares

Institutional Shares*

Shares sold	2,298,205,911	2,103,638,162

Reinvestment of distributions	126,203,137	103,810,381

Shares redeemed	(2,238,422,656)	(1,092,691,213)

	185,986,392	1,114,757,330

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued) December 31, 2025

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Goldman Sachs Government Money Market Fund

	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

	Shares	Shares

Service Shares*

Shares sold	236,620,404	277,305,475

Reinvestment of distributions	28,354,810	37,105,854

Shares redeemed	(321,578,114)	(347,467,506)

	(56,602,900)	(33,056,177)

NET INCREASE IN SHARES	129,383,492	1,081,701,153

* Valued at $1.00 per share.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Government Money Market Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the calendar year ended December 31, 2025, the Government Money Market Fund designates 100.00% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Government Money Market Fund, designates $1,066, or if different, the maximum amount allowable, as capital gain dividends paid during the calendar year ended December 31, 2025.

28

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TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair Michael Latham Cheryl K. Beebe James A. McNamara Dwight L. Bush Lawrence W. Stranghoener Kathryn A. Cassidy John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser 200 West Street, New York New York 10282 © 2026 Goldman Sachs. All rights reserved. VITMMAR-26

Goldman Sachs Variable Insurance Trust Goldman Sachs Core Fixed Income Fund Goldman Sachs Trend Driven Allocation Fund Annual Financial Statements December 31, 2025

Goldman Sachs Variable Insurance Trust

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments December 31, 2025

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – 32.2%

Fannie Mae REMICS, Series 2025-11, Class FB (SOFR + 1.000%)
$390,472	4.874%	03/25/55	(a)	$389,629
FHLMC
1,146	7.500	12/01/29		1,197
672	5.000	10/01/33		686
887	5.000	07/01/35		907
1,410	5.000	12/01/35		1,439
284	5.000	03/01/38		291
774	5.000	06/01/41		791
3,644	4.500	08/01/48		3,617
4,586	4.500	11/01/48		4,552
459,887	3.000	09/01/49		415,225
339,128	4.000	03/01/50		327,156
676,385	4.500	03/01/50		671,383
231,214	3.000	10/01/50		207,892
802,687	2.500	02/01/51		684,658
1,647,154	2.000	05/01/51		1,342,564
743,208	2.500	05/01/51		637,286
750,696	2.500	05/01/51		646,646
1,689,563	2.500	08/01/51		1,457,568
695,205	2.500	09/01/51		595,805
746,907	4.500	04/01/52		733,914
465,606	4.500	06/01/52		458,869
295,474	6.000	12/01/52		308,475
804,838	6.500	06/01/54		849,864
FNMA
1,312	7.000	08/01/26		1,316
929	8.000	10/01/29		953
562	8.500	04/01/30		593
1,071	8.000	05/01/30		1,089
1,558	8.000	08/01/32		1,649
2,708	4.500	08/01/39		2,714
4,860	3.000	01/01/43		4,544
9,501	3.000	01/01/43		8,870
5,522	3.000	03/01/43		5,183
14,755	3.000	03/01/43		13,689
47,352	3.000	03/01/43		43,902
6,107	3.000	04/01/43		5,689
7,672	3.000	04/01/43		7,116
11,608	3.000	04/01/43		10,760
13,452	3.000	04/01/43		12,470
58,145	3.000	04/01/43		53,904
7,597	3.000	05/01/43		7,036
29,395	3.000	05/01/43		27,249
32,882	3.000	05/01/43		30,493
179,081	4.500	04/01/45		178,797
21,307	4.500	05/01/45		21,403
109,371	4.000	02/01/48		105,954
126,178	4.000	03/01/48		122,236
2,346	4.000	07/01/48		2,269
7,718	4.000	07/01/48		7,467
205,497	4.500	07/01/48		203,977
132,799	4.000	08/01/48		128,484
105,780	5.000	11/01/48		107,902
1,667,201	2.000	10/01/50		1,361,510
379,004	3.000	10/01/50		341,249
469,930	3.000	10/01/50		422,531
480,406	3.000	10/01/50		432,551

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FNMA – (continued)
$1,666,837	2.000%	11/01/50	$1,361,212
64,007	2.500	03/01/51	55,255
78,758	2.500	09/01/51	67,940
311,498	2.500	10/01/51	268,379
143,500	2.500	11/01/51	123,789
183,015	2.500	11/01/51	157,624
1,129,752	6.000	11/01/52	1,181,578
742,092	5.500	04/01/53	761,953
1,323,328	6.500	09/01/53	1,384,022
2,983,352	5.500	11/01/55	3,048,279
1,000,000	2.000	TBA-30yr(b)	808,713
6,000,000	2.500	TBA-30yr(b)	5,075,124
2,000,000	3.000	TBA-30yr(b)	1,768,834
1,000,000	4.000	TBA-30yr(b)	948,491
1,000,000	5.000	TBA-30yr(b)	997,326
10,000,000	5.500	TBA-30yr(b)	10,139,000
6,000,000	6.000	TBA-30yr(b)	6,158,820
2,000,000	3.500	TBA-30yr(b)	1,842,762
FNMA, Series 2012-111, Class B
3,403	7.000	10/25/42	3,657
FNMA, Series 2012-153, Class B
9,554	7.000	07/25/42	10,378
Freddie Mac REMICS, Series 5502, Class FG (SOFR + 1.000%)
221,804	4.874	02/25/55(a)	221,833
GNMA
11	7.000	04/15/26	11
71	7.000	04/15/26	72
229	7.000	03/15/27	229
67	7.000	11/15/27	67
502	7.000	11/15/27	510
1,167	7.000	02/15/28	1,173
31	7.000	05/15/28	31
631	7.000	06/15/28	637
152	7.000	07/15/28	153
613	7.000	07/15/28	618
30,490	6.000	08/20/34	32,158
30,958	5.000	06/15/40	31,705
127,569	4.000	08/20/43	123,783
48,776	4.000	10/20/45	47,099
732,785	4.000	07/20/48	704,464
23,641	5.000	08/20/48	24,043
79,011	4.500	09/20/48	78,615
83,291	5.000	10/20/48	84,629
225,333	5.000	11/20/48	228,952
28,880	5.000	12/20/48	29,258
185,603	4.500	01/20/49	184,268
25,038	4.500	03/20/49	24,858
517,348	3.000	08/20/49	467,972
162,427	4.500	10/20/49	160,939
336,692	3.000	03/20/50	303,514
157,709	4.500	03/20/50	156,264
671,220	3.000	11/20/51	604,259
810,819	3.000	11/20/51	726,613
761,186	4.500	09/20/52	747,207
766,921	4.500	10/20/52	752,837
3,000,000	2.000	TBA-30yr(b)	2,483,928
2,000,000	2.500	TBA-30yr(b)	1,725,600

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

GNMA – (continued)
$2,000,000	3.500%	TBA-30yr(b)	$1,819,608
1,000,000	4.500	TBA-30yr(b)	974,117
1,000,000	5.000	TBA-30yr(b)	997,234
3,000,000	5.500	TBA-30yr(b)	3,028,200
1,000,000	6.000	TBA-30yr(b)	1,019,004
GNMA, Series 2021-135, Class A
789,478	2.000	08/20/51	661,384

TOTAL MORTGAGE-BACKED SECURITIES (Cost $68,598,623)			68,026,945

Corporate Bonds – 20.7%

Aerospace/Defense – 0.7%
Boeing Co. (The)
50,000	3.450	11/01/28(c)	48,950
2,000	2.950	02/01/30(c)	1,895
176,000	5.150	05/01/30(c)	180,848
187,000	6.528	05/01/34(c)	206,872
325,000	5.705	05/01/40(c)	332,127
100,000	5.805	05/01/50(c)	98,500
174,000	6.858	05/01/54(c)	195,273
Howmet Aerospace, Inc.
122,000	4.850	10/15/31(c)	125,205
Northrop Grumman Corp.
75,000	3.250	01/15/28(c)	74,004
25,000	4.750	06/01/43	23,026
50,000	5.250	05/01/50(c)	47,220
RTX Corp.
50,000	4.125	11/16/28(c)	50,160
25,000	4.050	05/04/47(c)	20,179

			1,404,259

Agriculture – 0.1%
Archer-Daniels-Midland Co.
100,000	2.900	03/01/32(c)	91,870
Bunge Ltd. Finance Corp.
139,000	4.200	09/17/29(c)	139,083

			230,953

Auto Manufacturers – 0.3%
Ford Motor Credit Co. LLC
215,000	5.850	05/17/27(c)	218,252
General Motors Financial Co., Inc.
125,000	1.500	06/10/26(c)	123,499
125,000	2.350	01/08/31(c)	112,342
Hyundai Capital America
160,000	5.400	06/24/31(c)(d)	165,548

			619,641

Banks – 4.8%
Bank of America Corp.
(SOFR + 1.290%)
140,000	5.080	01/20/27(a)(c)	140,052
(TSFR3M + 1.302%)
85,000	3.419	12/20/28(a)(c)	84,006
(SOFR + 1.630%)
370,000	5.202	04/25/29(a)(c)	379,010
(SOFR + 2.150%)
175,000	2.592	04/29/31(a)(c)	163,064

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Banks – (continued)
(SOFR + 1.220%)
$110,000	2.299%	07/21/32(a)(c)	$98,360
(SOFR + 1.830%)
390,000	4.571	04/27/33(a)(c)	389,137
(SOFR + 1.310%)
75,000	5.511	01/24/36(a)(c)	78,334
(US 5 Year CMT T-Note + 1.200%)
100,000	2.482	09/21/36(a)(c)	87,872
Bank of America Corp., GMTN
(TSFR3M + 1.632%)
25,000	3.593	07/21/28(a)(c)	24,830
Bank of America Corp., MTN
(TSFR3M + 1.837%)
75,000	3.824	01/20/28(a)(c)	74,814
(SOFR + 1.050%)
400,000	2.551	02/04/28(a)(c)	393,585
(SOFR + 2.040%)
305,000	4.948	07/22/28(a)(c)	309,269
(TSFR3M + 1.572%)
50,000	4.271	07/23/29(a)(c)	50,211
(SOFR + 1.530%)
50,000	1.898	07/23/31(a)(c)	44,913
(SOFR + 2.160%)
73,000	5.015	07/22/33(a)(c)	74,441
Bank of America Corp., Series N
(SOFR + 1.220%)
50,000	2.651	03/11/32(a)(c)	45,918
Bank of New York Mellon Corp. (The)
(SOFR + 1.755%)
20,000	4.596	07/26/30(a)(c)	20,354
Citigroup, Inc.
45,000	3.400	05/01/26	44,904
150,000	4.450	09/29/27	150,959
(SOFR + 1.422%)
75,000	2.976	11/05/30(a)(c)	71,422
(SOFR + 2.086%)
165,000	4.910	05/24/33(a)(c)	166,901
(SOFR + 1.830%)
210,000	6.020	01/24/36(a)(c)	220,313
First Horizon Corp.
(SOFR + 1.766%)
160,000	5.514	03/07/31(a)(c)	165,321
Huntington Bancshares, Inc.
(SOFRINDX + 1.870%)
830,000	5.709	02/02/35(a)(c)	867,758
JPMorgan Chase & Co.
(TSFR3M + 1.507%)
100,000	3.960	01/29/27(a)(c)	99,975
15,000	3.625	12/01/27(c)	14,928
(TSFR3M + 1.599%)
972,000	3.782	02/01/28(a)(c)	969,703
(TSFR3M + 1.207%)
45,000	3.509	01/23/29(a)(c)	44,563
(TSFR3M + 3.790%)
25,000	4.493	03/24/31(a)(c)	25,207
(SOFR + 2.040%)
25,000	2.522	04/22/31(a)(c)	23,285

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Banks – (continued)
(SOFR + 1.340%)
$430,000	4.946%	10/22/35(a)(c)	$434,110
(SOFR + 1.680%)
430,000	5.572	04/22/36(a)(c)	451,499
(SOFR + 1.635%)
410,000	5.576	07/23/36(a)(c)	424,899
M&T Bank Corp.
(SOFR + 2.800%)
265,000	7.413	10/30/29(a)(c)	287,427
M&T Bank Corp., MTN
(SOFR + 1.610%)
450,000	5.385	01/16/36(a)(c)	457,238
Morgan Stanley
25,000	3.625	01/20/27	24,931
20,000	3.950	04/23/27	19,986
(SOFR + 1.295%)
213,000	5.050	01/28/27(a)(c)	213,112
(SOFR + 1.000%)
200,000	2.475	01/21/28(a)(c)	196,797
(SOFR + 2.076%)
165,000	4.889	07/20/33(a)(c)	167,207
(SOFR + 1.555%)
420,000	5.320	07/19/35(a)(c)	432,428
(SOFR + 1.757%)
155,000	5.664	04/17/36(a)(c)	162,958
(SOFR + 1.360%)
150,000	2.484	09/16/36(a)(c)	131,849
Morgan Stanley, GMTN
(TSFR3M + 1.890%)
25,000	4.431	01/23/30(a)(c)	25,140
(SOFR + 1.143%)
400,000	2.699	01/22/31(a)(c)	375,358
Morgan Stanley, MTN
(SOFR + 1.590%)
305,000	5.164	04/20/29(a)(c)	311,883
(SOFR + 3.120%)
50,000	3.622	04/01/31(a)(c)	48,566
(SOFR + 1.034%)
75,000	1.794	02/13/32(a)(c)	65,889
Truist Financial Corp., MTN
(SOFR + 2.050%)
50,000	6.047	06/08/27(a)(c)	50,396
US Bancorp
(SOFR + 2.020%)
145,000	5.775	06/12/29(a)(c)	150,721
Wells Fargo & Co.
175,000	3.000	10/23/26	173,774
Wells Fargo & Co., GMTN
50,000	4.300	07/22/27	50,208
Wells Fargo & Co., MTN
(SOFR + 1.980%)
215,000	4.808	07/25/28(a)(c)	217,363

			10,197,148

Beverages – 0.4%
Coca-Cola Consolidated, Inc.
98,000	5.450	06/01/34(c)	102,507
Constellation Brands, Inc.
50,000	3.600	02/15/28(c)	49,539

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Beverages – (continued)
Constellation Brands, Inc. – (continued)
$25,000	3.150%	08/01/29(c)	$24,098
100,000	2.250	08/01/31(c)	88,710
Keurig Dr Pepper, Inc.
225,000	4.597	05/25/28(c)	226,753
19,000	3.800	05/01/50(c)	13,836
Pernod Ricard International Finance LLC
345,000	1.625	04/01/31(c)(d)	299,847

			805,290

Biotechnology – 0.3%
Amgen, Inc.
239,000	5.250	03/02/30(c)	247,946
184,000	5.250	03/02/33(c)	190,598
Royalty Pharma PLC
198,000	5.400	09/02/34(c)	202,844

			641,388

Building Materials – 0.3%
Carrier Global Corp.
150,000	2.493	02/15/27(c)	147,552
75,000	2.722	02/15/30(c)	70,648
200,000	2.700	02/15/31(c)	185,306
166,000	5.900	03/15/34(c)	178,144
Masco Corp.
50,000	1.500	02/15/28(c)	47,324

			628,974

Chemicals – 0.1%
Huntsman International LLC
25,000	4.500	05/01/29(c)	23,915
International Flavors & Fragrances, Inc.
20,000	1.832	10/15/27(c)(d)	19,187
74,000	2.300	11/01/30(c)(d)	66,744
Sherwin-Williams Co. (The)
25,000	3.450	06/01/27(c)	24,820
50,000	2.950	08/15/29(c)	47,956

			182,622

Commercial Services – 0.3%
Global Payments, Inc.
305,000	5.550	11/15/35(c)	303,347
PayPal Holdings, Inc.
75,000	2.650	10/01/26(c)	74,348
Quanta Services, Inc.
182,000	5.250	08/09/34(c)	186,932
S&P Global, Inc.
75,000	4.250	05/01/29(c)	75,413

			640,040

Computers – 0.1%
Dell International LLC / EMC Corp.
17,000	6.020	06/15/26(c)	17,068
25,000	5.300	10/01/29(c)	25,802
Hewlett Packard Enterprise Co.
151,000	5.000	10/15/34(c)	149,858

			192,728

Diversified Financial Services – 0.7%
Air Lease Corp., GMTN
75,000	3.750	06/01/26(c)	74,829

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Diversified Financial Services – (continued)
Air Lease Corp., MTN
$75,000	2.875%	01/15/26(c)	$74,923
275,000	5.200	07/15/31(c)	279,379
Capital One Financial Corp.
(SOFR + 1.990%)
415,000	5.884	07/26/35(a)(c)	436,678
(SOFR + 2.036%)
410,000	6.183	01/30/36(a)(c)	428,545
Intercontinental Exchange, Inc.
75,000	3.625	09/01/28(c)	74,473
Mastercard, Inc.
25,000	3.300	03/26/27(c)	24,876
Nuveen LLC
25,000	4.000	11/01/28(c)(d)	24,999

			1,418,702

Education – 0.2%
Cornell University, Series 2025
480,000	4.733	06/15/35(c)	481,711

Electric – 0.5%
American Electric Power Co., Inc.
50,000	2.300	03/01/30(c)	46,221
Arizona Public Service Co.
45,000	2.950	09/15/27(c)	44,267
Berkshire Hathaway Energy Co.
25,000	3.250	04/15/28(c)	24,642
50,000	3.700	07/15/30(c)	49,173
Dominion Energy, Inc., Series C
25,000	3.375	04/01/30(c)	24,114
Entergy Corp.
45,000	2.950	09/01/26(c)	44,649
Exelon Corp.
50,000	4.050	04/15/30(c)	49,544
FirstEnergy Corp.
100,000	2.650	03/01/30(c)	93,250
FirstEnergy Corp., Series B
50,000	2.250	09/01/30(c)	45,284
Florida Power & Light Co.
68,000	4.125	02/01/42(c)	59,195
MidAmerican Energy Co.
25,000	3.650	04/15/29(c)	24,711
NextEra Energy Capital Holdings, Inc.
70,000	1.900	06/15/28(c)	66,689
Ohio Power Co., Series P
25,000	2.600	04/01/30(c)	23,339
Pacific Gas and Electric Co.
25,000	2.100	08/01/27(c)	24,236
50,000	2.500	02/01/31(c)	45,003
25,000	3.300	08/01/40(c)	18,962
Progress Energy, Inc.
95,000	7.000	10/30/31	106,692
Southern Co. (The)
60,000	3.250	07/01/26(c)	59,809
Xcel Energy, Inc.
250,000	3.350	12/01/26(c)	248,529

			1,098,309

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Electronics – 0.1%
Allegion U.S. Holding Co., Inc.
$110,000	5.600%	05/29/34(c)	$114,865

Environmental Control – 0.1%
Republic Services, Inc.
100,000	1.750	02/15/32(c)	86,282
Waste Management, Inc.
75,000	3.150	11/15/27(c)	74,148
50,000	1.150	03/15/28(c)	47,139

			207,569

Food – 1.1%
General Mills, Inc.
75,000	4.200	04/17/28(c)	75,225
J M Smucker Co. (The)
179,000	5.900	11/15/28(c)	187,623
113,000	6.200	11/15/33(c)	122,456
Mars, Inc.
425,000	4.800	03/01/30(c)(d)	434,244
25,000	3.200	04/01/30(c)(d)	24,047
375,000	5.000	03/01/32(c)(d)	386,349
650,000	5.200	03/01/35(c)(d)	667,508
The Campbell’s Company
279,000	5.400	03/21/34(c)	284,219
95,000	4.750	03/23/35(c)	91,846

			2,273,517

Gas – 0.1%
East Ohio Gas Co. (The)
25,000	2.000	06/15/30(c)(d)	22,608
NiSource, Inc.
95,000	3.490	05/15/27(c)	94,409
25,000	3.600	05/01/30(c)	24,303

			141,320

Hand/Machine Tools – 0.0%
Stanley Black & Decker, Inc.
24,000	4.250	11/15/28(c)	24,033

Healthcare-Products – 0.4%
Alcon Finance Corp.
413,000	3.000	09/23/29(c)(d)	395,838
DH Europe Finance II Sarl
25,000	2.600	11/15/29(c)	23,694
Solventum Corp.
113,000	5.400	03/01/29(c)	117,075
140,000	5.600	03/23/34(c)	145,766
STERIS Irish FinCo UnLtd Co.
75,000	2.700	03/15/31(c)	69,178
Stryker Corp.
100,000	1.950	06/15/30(c)	90,807
Thermo Fisher Scientific, Inc.
25,000	1.750	10/15/28(c)	23,600

			865,958

Healthcare-Services – 2.0%
Adventist Health System
30,000	2.952	03/01/29(c)	28,490
95,000	5.757	12/01/34(c)	97,925
Adventist Health System, Series 2025
590,000	4.742	12/01/30(c)	592,555

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Healthcare-Services – (continued)
Ascension Health, Series 2025
$280,000	4.923%	11/15/35(c)	$280,566
Banner Health
120,000	2.338	01/01/30(c)	111,999
Baylor Scott & White Holdings, Series 2021
40,000	1.777	11/15/30(c)	35,834
Cigna Group (The)
34,000	2.400	03/15/30(c)	31,570
250,000	2.375	03/15/31(c)	226,370
260,000	5.125	05/15/31(c)	268,653
125,000	4.800	08/15/38(c)	119,849
CommonSpirit Health
205,000	4.352	09/01/30(c)	204,262
310,000	4.975	09/01/35(c)	306,531
225,000	6.461	11/01/52(c)	242,121
HCA, Inc.
425,000	4.500	02/15/27(c)	425,908
80,000	3.500	09/01/30(c)	76,951
345,000	5.450	04/01/31(c)	359,997
Humana, Inc.
55,000	5.950	03/15/34(c)	57,739
Laboratory Corp. of America Holdings
86,000	4.800	10/01/34(c)	85,233
PeaceHealth Obligated Group
185,000	4.335	11/15/28(c)	185,851
Rush System for Health Obligated Group, Series 2020
60,000	3.922	11/15/29(c)	59,495
Sutter Health, Series 20A
40,000	2.294	08/15/30(c)	36,786
UnitedHealth Group, Inc.
275,000	5.000	04/15/34(c)	279,417
125,000	3.050	05/15/41(c)	94,746

			4,208,848

Insurance – 0.2%
American International Group, Inc.
25,000	3.400	06/30/30(c)	24,123
Arch Capital Group US, Inc.
36,000	5.144	11/01/43	34,196
Arthur J Gallagher & Co.
50,000	4.850	12/15/29(c)	51,168
Berkshire Hathaway Finance Corp.
75,000	1.850	03/12/30(c)	68,909
Chubb INA Holdings LLC
171,000	6.800	11/15/31	191,208
Principal Financial Group, Inc.
50,000	3.100	11/15/26(c)	49,632
75,000	2.125	06/15/30(c)	68,322
Willis North America, Inc.
25,000	2.950	09/15/29(c)	23,797

			511,355

Internet – 1.5%
Alphabet, Inc.
950,000	4.100	11/15/30(c)	953,145
AppLovin Corp.
551,000	5.500	12/01/34(c)	566,110
Expedia Group, Inc.
14,000	4.625	08/01/27(c)	14,104

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Internet – (continued)
Expedia Group, Inc. – (continued)
$35,000	3.800%	02/15/28(c)	$34,804
85,000	3.250	02/15/30(c)	81,534
14,000	2.950	03/15/31(c)	13,015
Meta Platforms, Inc.
250,000	3.500	08/15/27(c)	249,605
400,000	4.200	11/15/30(c)	400,727
375,000	4.875	11/15/35(c)	374,713
Netflix, Inc.
210,000	5.875	11/15/28	220,740
Uber Technologies, Inc.
175,000	4.500	08/15/29(c)(d)	175,364

			3,083,861

Investment Companies – 0.1%
Blackstone Private Credit Fund
75,000	6.000	01/29/32(c)	76,119
Blackstone Secured Lending Fund
125,000	5.875	11/15/27(c)	127,603

			203,722

Iron/Steel – 0.0%
Steel Dynamics, Inc.
50,000	1.650	10/15/27(c)	48,060

Lodging – 0.7%
Choice Hotels International, Inc.
306,000	3.700	01/15/31(c)	291,345
114,000	5.850	08/01/34(c)	116,271
Hyatt Hotels Corp.
365,000	5.500	06/30/34(c)	376,731
Las Vegas Sands Corp.
120,000	5.625	06/15/28(c)	123,051
40,000	6.000	06/14/30(c)	41,933
Marriott International, Inc.
125,000	5.000	10/15/27(c)	127,165
91,000	4.875	05/15/29(c)	92,981
Marriott International, Inc., Series HH
325,000	2.850	04/15/31(c)	301,649

			1,471,126

Machinery-Diversified – 0.5%
AGCO Corp.
112,000	5.800	03/21/34(c)	117,170
IDEX Corp.
105,000	2.625	06/15/31(c)	95,956
Ingersoll Rand, Inc.
90,000	5.700	08/14/33(c)	95,351
Otis Worldwide Corp.
25,000	2.293	04/05/27(c)	24,499
150,000	2.565	02/15/30(c)	140,412
Regal Rexnord Corp.
453,000	6.300	02/15/30(c)	480,236

			953,624

Media – 0.1%
Comcast Corp.
25,000	3.300	02/01/27(c)	24,866
75,000	3.300	04/01/27(c)	74,494
25,000	3.750	04/01/40(c)	20,588

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Media – (continued)
Fox Corp.
$25,000	4.709%	01/25/29(c)	$25,317

			145,265

Oil & Gas – 0.0%
Occidental Petroleum Corp.
69,000	7.875	09/15/31	78,921
Phillips 66
5,000	1.300	02/15/26(c)	4,982

			83,903

Packaging & Containers – 0.0%
Berry Global, Inc.
50,000	1.570	01/15/26(c)	49,927

Pharmaceuticals – 0.6%
AbbVie, Inc.
107,000	4.050	11/21/39(c)	95,534
Becton Dickinson and Co.
100,000	2.823	05/20/30(c)	94,276
Cencora, Inc.
75,000	3.450	12/15/27(c)	74,352
425,000	2.700	03/15/31(c)	391,673
CVS Health Corp.
350,000	2.125	09/15/31(c)	307,526
162,000	4.780	03/25/38(c)	153,002
Pfizer, Inc.
75,000	3.450	03/15/29(c)	74,122
Zoetis, Inc.
45,000	3.000	09/12/27(c)	44,390
150,000	2.000	05/15/30(c)	137,213

			1,372,088

Pipelines – 0.6%
Cheniere Energy Partners LP
75,000	5.950	06/30/33(c)	79,603
Columbia Pipelines Operating Co. LLC
240,000	6.036	11/15/33(c)(d)	256,912
Energy Transfer LP
25,000	5.250	04/15/29(c)	25,687
275,000	5.750	02/15/33(c)	288,653
Kinder Morgan, Inc.
275,000	4.300	03/01/28(c)	276,397
MPLX LP
75,000	2.650	08/15/30(c)	69,475
35,000	4.500	04/15/38(c)	31,950
25,000	5.500	02/15/49(c)	22,986
Plains All American Pipeline LP / PAA Finance Corp.
25,000	3.800	09/15/30(c)	24,254
Sabine Pass Liquefaction LLC
75,000	5.000	03/15/27(c)	75,497
Targa Resources Corp.
55,000	4.200	02/01/33(c)	52,642
Western Midstream Operating LP
25,000	5.450	04/01/44(c)	22,768
Williams Cos., Inc. (The)
125,000	5.650	03/15/33(c)	131,481

			1,358,305

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Real Estate – 0.0%
CoStar Group, Inc.
$100,000	2.800%	07/15/30(c)(d)	$91,701

REITS – 0.6%
Agree LP
170,000	4.800	10/01/32(c)	171,267
Alexandria Real Estate Equities, Inc.
25,000	3.375	08/15/31(c)	23,364
American Homes 4 Rent LP
50,000	4.900	02/15/29(c)	50,828
30,000	2.375	07/15/31(c)	26,821
American Tower Corp.
75,000	2.100	06/15/30(c)	68,103
Crown Castle, Inc.
60,000	3.650	09/01/27(c)	59,520
CubeSmart LP
20,000	2.500	02/15/32(c)	17,697
Essex Portfolio LP
50,000	3.000	01/15/30(c)	47,462
Healthcare Realty Holdings LP
25,000	2.050	03/15/31(c)	21,662
Host Hotels & Resorts LP, Series J
42,000	2.900	12/15/31(c)	38,061
Invitation Homes Operating Partnership LP
75,000	2.300	11/15/28(c)	71,299
195,000	2.000	08/15/31(c)	170,456
Kilroy Realty LP
20,000	4.750	12/15/28(c)	20,102
Mid-America Apartments L.P.
50,000	1.700	02/15/31(c)	43,820
Prologis L.P.
25,000	1.750	07/01/30(c)	22,493
125,000	4.625	01/15/33(c)	126,094
Realty Income Corp.
25,000	3.950	08/15/27(c)	25,010
75,000	3.400	01/15/30(c)	72,903
Regency Centers LP
100,000	2.950	09/15/29(c)	95,847
UDR, Inc., MTN
25,000	2.100	08/01/32(c)	21,369
100,000	1.900	03/15/33(c)	82,610
WP Carey, Inc.
25,000	3.850	07/15/29(c)	24,641
25,000	2.400	02/01/31(c)	22,542

			1,323,971

Retail – 0.2%
7-Eleven, Inc.
100,000	1.300	02/10/28(c)(d)	94,303
AutoNation, Inc.
25,000	1.950	08/01/28(c)	23,572
Dollar Tree, Inc.
50,000	4.200	05/15/28(c)	50,064
Home Depot, Inc. (The)
25,000	3.900	12/06/28(c)	25,100
Lowe’s Cos., Inc.
25,000	3.100	05/03/27(c)	24,726
75,000	1.700	09/15/28(c)	70,692
25,000	3.000	10/15/50(c)	15,867

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Retail – (continued)
McDonald’s Corp., MTN
$25,000	4.200%	04/01/50(c)	$20,146
Starbucks Corp.
100,000	4.000	11/15/28(c)	99,886
Tractor Supply Co.
50,000	1.750	11/01/30(c)	44,317

			468,673

Semiconductors – 0.3%
Applied Materials, Inc.
25,000	1.750	06/01/30(c)	22,612
Broadcom, Inc.
74,000	4.150	04/15/32(c)(d)	72,351
100,000	3.419	04/15/33(c)	92,581
162,000	3.137	11/15/35(c)(d)	139,636
100,000	3.500	02/15/41(c)	81,528
Intel Corp.
175,000	5.200	02/10/33(c)	178,377
65,000	5.150	02/21/34(c)	65,759

			652,844

Software – 1.3%
Adobe, Inc.
50,000	2.150	02/01/27(c)	49,172
Fiserv, Inc.
25,000	4.200	10/01/28(c)	24,935
Intuit, Inc.
25,000	1.350	07/15/27(c)	24,149
MSCI, Inc.
180,000	4.000	11/15/29(c)(d)	176,343
Oracle Corp.
150,000	4.500	05/06/28(c)	149,924
34,000	2.950	04/01/30(c)	31,372
175,000	4.650	05/06/30(c)	173,310
275,000	2.875	03/25/31(c)	246,532
256,000	5.250	02/03/32(c)	255,569
320,000	4.800	09/26/32(c)	309,033
250,000	6.250	11/09/32(c)	260,679
157,000	4.900	02/06/33(c)	151,140
370,000	5.200	09/26/35(c)	355,181
125,000	6.900	11/09/52(c)	123,655
Roper Technologies, Inc.
50,000	4.200	09/15/28(c)	50,138
Synopsys, Inc.
160,000	5.000	04/01/32(c)	163,373
Take-Two Interactive Software, Inc.
85,000	3.700	04/14/27(c)	84,648
VMware, Inc.
25,000	1.800	08/15/28(c)	23,647
100,000	2.200	08/15/31(c)	88,864
Workday, Inc.
75,000	3.500	04/01/27(c)	74,540

			2,816,204

Telecommunications – 1.1%
AT&T, Inc.
288,000	2.300	06/01/27(c)	281,532
150,000	4.350	03/01/29(c)	150,786
50,000	2.750	06/01/31(c)	45,929
10,000	2.550	12/01/33(c)	8,537

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
AT&T, Inc. – (continued)
$25,000	4.900%	08/15/37(c)	$24,311
60,000	4.850	03/01/39(c)	57,079
75,000	3.500	06/01/41(c)	58,923
25,000	4.350	06/15/45(c)	20,631
25,000	5.150	11/15/46(c)	22,882
T-Mobile USA, Inc.
75,000	1.500	02/15/26(c)	74,731
391,000	3.750	04/15/27(c)	389,746
25,000	4.750	02/01/28(c)	25,013
175,000	2.050	02/15/28(c)	168,063
83,000	3.875	04/15/30(c)	81,580
75,000	3.500	04/15/31(c)	71,801
500,000	5.200	01/15/33(c)	516,132
Verizon Communications, Inc.
108,000	4.329	09/21/28	108,899
200,000	2.550	03/21/31(c)	182,657

			2,289,232

Transportation – 0.2%
Burlington Northern Santa Fe LLC
25,000	4.050	06/15/48(c)	20,225
CSX Corp.
175,000	3.800	03/01/28(c)	174,776
FedEx Corp.
45,000	3.400	02/15/28(c)	44,320
Union Pacific Corp.
125,000	2.800	02/14/32(c)	114,747

			354,068

Trucking & Leasing – 0.1%
Penske Truck Leasing Co. LP / PTL Finance Corp.
120,000	5.250	07/01/29(c)(d)	123,323

TOTAL CORPORATE BONDS (Cost $43,766,117)			43,779,127

Asset- Backed Securities – 10.6%

Collateralized Debt Obligations – 0.0%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022- FL1, Class A (SOFR + 1.450%)
100,986	5.434	01/15/37(a)(d)	100,986

Collateralized Loan Obligations – 8.6%
Ares European CLO XXI DAC, Series 21A, Class B (3 mo. Euribor + 1.700%)
250,000	3.709	04/15/38(a)(d)	292,329
Arini U.S. CLO III Ltd., Series 3A, Class A (TSFR3M + 1.270%)
750,000	5.190	01/15/39(a)(d)	750,359
CARLYLE U.S. CLO Ltd., Series 2021-1A, Class A1AR (TSFR3M + 1.370%)
275,000	5.275	01/15/40(a)(d)	275,995
CARLYLE U.S. CLO Ltd., Series 2021-8A, Class A1R (TSFR3M + 1.270%)
575,000	5.252	10/15/38(a)(d)	576,023
Carlyle US CLO Ltd., Series 2024-2A, Class B (TSFR3M + 2.050%)
400,000	5.908	04/25/37(a)(d)	401,073

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)

Collateralized Loan Obligations – (continued)
Carlyle US CLO Ltd., Series 2025-3A, Class A (TSFR3M +1.380%)
$850,000	5.458%	07/25/38(a)(d)	$853,137
CBAM Ltd., Series 2018-5A, Class A1R (TSFR3M + 1.340%)
975,000	5.452	10/17/38(a)(d)	976,069
CBAMR Ltd., Series 2017-4A, Class A1R (TSFR3M + 1.420%)
800,000	5.701	03/31/38(a)(d)	803,147
Cedar Funding IX CLO Ltd., Series 2018-9A, Class AR (TSFR3M + 1.420%)
270,000	5.304	07/20/37(a)(d)	270,700
CFIP CLO Ltd., Series 2021-1A, Class A (TSFR3M + 1.482%)
700,000	5.366	01/20/35(a)(d)	700,428
CFIP CLO Ltd., Series 2021-1A, Class C1 (TSFR3M + 2.662%)
300,000	6.546	01/20/35(a)(d)	300,304
Diameter Capital Clo 1 Ltd., Series 2021-1A, Class A1R (TSFR3M + 1.390%)
425,000	5.295	10/15/37(a)(d)	426,038
Diameter Capital CLO 10 Ltd., Series 2025-10A, Class A
(TSFR3M + 1.310%)
620,000	5.194	04/20/38(a)(d)	621,177
Elmwood CLO 35 Ltd., Series 2024-11A, Class A (TSFR3M + 1.340%)
1,175,000	5.224	10/18/37(a)(d)	1,177,863
Elmwood CLO X Ltd., Series 2021-3A, Class AR2 (TSFR3M + 1.300%)
1,150,000	5.184	07/20/38(a)(d)	1,154,547
Fidelity Grand Harbour CLO DAC, Series 2023-1A, Class B1R (3 mo. Euribor + 1.750%)
350,000	3.814	02/15/38(a)(d)	410,804
Greenacre Park CLO LLC, Series 2021-2A, Class AR (TSFR3M + 1.370%)
800,000	5.254	07/20/37(a)(d)	802,908
Halseypoint CLO 7 Ltd., Series 2023-7A, Class A1R (TSFR3M + 1.450%)
600,000	5.334	07/20/38(a)(d)	601,205
Jamestown CLO XV Ltd., Series 2020-15A, Class A1R (TSFR3M + 1.370%)
300,000	5.275	07/15/35(a)(d)	300,157
JP Morgan Mortgage Trust, Series 2023-HE3, Class A1 (SOFR + 1.600%)
55,841	5.518	05/20/54(a)(d)	56,074
Mountain View CLO XV Ltd., Series 2019-2A, Class A1R
(TSFR3M + 1.670%)
275,000	5.575	07/15/37(a)(d)	275,665
OCP CLO Ltd., Series 2019-16A, Class AR (TSFR3M + 1.262%)
189,110	5.189	04/10/33(a)(d)	189,200
Octagon 61 Ltd., Series 2023-2A, Class A1R (TSFR3M + 1.400%)
1,400,000	5.284	04/20/38(a)(d)	1,404,606
OHA Credit Funding 7 Ltd., Series 2020-7A, Class A1R2 (TSFR3M + 1.280%)
650,000	5.164	07/19/38(a)(d)	649,642
Palmer Square Loan Funding Ltd., Series 2022-3A, Class A1BR (TSFR3M + 1.400%)
325,000	5.305	04/15/31(a)(d)	325,334
Pikes Peak CLO 5, Series 2020-5A, Class A1R (TSFR3M + 1.400%)
450,000	5.284	10/20/37(a)(d)	451,014

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)

Collateralized Loan Obligations – (continued)
Polus U.S. CLO II Ltd., Series 2025-2A, Class A1 (TSFR3M + 1.520%)
$400,000	5.404%	07/20/38(a)(d)	$401,626
Sound Point Euro CLO 14 Funding DAC, Series 14A, Class B (3 mo. Euribor + 1.600%)
250,000	3.604	04/20/39(a)(d)	291,150
Trinitas CLO XXXI Ltd., Series 2024-31A, Class A1 (TSFR3M +1.350%)
575,000	5.207	01/22/38(a)(d)	576,049
Warwick Capital CLO 1 Ltd., Series 2023-1A, Class AR (TSFR3M + 1.280%)
850,000	5.251	10/20/38(a)(d)	851,276
Wellington Management CLO 5 Ltd., Series 2025-5A, Class A (TSFR3M + 1.290%)
1,000,000	5.251	10/18/38(a)(d)	1,001,763

			18,167,662

Diversified Financial Services – 2.0%
American Express Credit Account Master Trust, Series 2025-3, Class A
550,000	4.510	04/15/32	560,600
Barclays Dryrock Issuance Trust, Series 2023-1, Class A
600,000	4.720	02/15/29	601,494
Barclays Dryrock Issuance Trust, Series 2025-1, Class A
425,000	3.970	07/15/31	425,889
Citibank Credit Card Issuance Trust, Series 2025-A2, Class A
375,000	4.490	06/21/32	383,096
Discover Card Execution Note Trust, Series 2023-A1, Class A
300,000	4.310	03/15/28	300,328
Exeter Automobile Receivables Trust, Series 2025-1A, Class A2
26,856	4.700	09/15/27	26,863
Exeter Automobile Receivables Trust, Series 2025-1A, Class A3
150,000	4.670	08/15/28	150,282
Exeter Automobile Receivables Trust, Series 2025-3A, Class A3
350,000	4.780	07/16/29	352,557
Ford Credit Auto Owner Trust, Series 2024-1, Class A
350,000	4.870	08/15/36(d)	359,245
Honda Auto Receivables Owner Trust, Series 2023-4, Class A3
372,063	5.670	06/21/28	376,381
Santander Drive Auto Receivables Trust, Series 2025-1, Class A2
28,845	4.760	08/16/27	28,854
Santander Drive Auto Receivables Trust, Series 2025-1, Class A3
375,000	4.740	01/16/29	375,786
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3
294,175	4.710	02/15/28	295,461

			4,236,836

TOTAL ASSET- BACKED SECURITIES (Cost $22,335,516)			22,505,484

Commercial Mortgage-Backed Securities – 6.4%

3650R Commercial Mortgage Trust, Series 2021-PF1, Class AS
150,000	2.778	11/15/54(a)	129,168
BANK, Series 2019-BN21, Class A5
150,000	2.851	10/17/52	142,030
BANK, Series 2021-BN31, Class AS
475,000	2.211	02/15/54(a)	410,199

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Commercial Mortgage-Backed Securities – (continued)

BANK, Series 2021-BN32, Class A5
$150,000	2.643%	04/15/54	(a)	$137,162
BANK, Series 2022-BNK43, Class A5
200,000	4.399	08/15/55		196,671
BANK, Series 2025-BNK50, Class A5
250,000	5.652	05/15/68	(a)	264,140
BANK5, Series 2024-5YR11, Class A3
250,000	5.893	11/15/57		262,712
BANK5, Series 2024-5YR11, Class AS(c)
150,000	6.139	11/15/57		156,782
BANK5, Series 2024-5YR7, Class A3
475,000	5.769	06/15/57		495,630
BANK5, Series 2024-5YR8, Class A3
150,000	5.884	08/15/57		157,061
BANK5, Series 2024-5YR9, Class AS
200,000	6.182	08/15/57	(a)	209,147
BANK5, Series 2025-5YR15, Class A3
350,000	5.452	07/15/58		362,917
BANK5, Series 2025-5YR17, Class A3
450,000	5.225	11/15/58		463,689
BBCMS Mortgage Trust, Series 2024-5C25, Class AS
210,000	6.358	03/15/57	(a)	220,085
BBCMS Mortgage Trust, Series 2025-5C36, Class A3
450,000	5.517	08/15/58		469,310
Benchmark Mortgage Trust, Series 2024-V8, Class A3
200,000	6.189	07/15/57	(a)	211,174
BFLD Commercial Mortgage Trust, Series 2025-5MW, Class A
1,000,000	4.674	10/10/42	(a)(d)	998,528
BFLD Commercial Mortgage Trust, Series 2025-660F, Class A (TSFR1M + 1.500%)
650,000	5.250	11/15/42	(a)(d)	651,819
BLP Commercial Mortgage Trust, Series 2024-IND2, Class A (TSFR1M + 1.342%)
214,164	5.092	03/15/41	(a)(d)	214,030
BMO Mortgage Trust, Series 2023-C7, Class A5
200,000	6.160	12/15/56		214,529
BMO Mortgage Trust, Series 2024-C9, Class A5
350,000	5.759	07/15/57		371,236
BMO Mortgage Trust, Series 2025-5C11, Class A3
300,000	5.669	07/15/58		313,693
BX Commercial Mortgage Trust, Series 2024-AIRC, Class A (TSFR1M + 1.691%)
187,239	5.441	08/15/41	(a)(d)	187,473
BX Commercial Mortgage Trust, Series 2024-XL4, Class A (TSFR1M + 1.442%)
208,808	5.192	02/15/39	(a)(d)	208,809
BX Trust, Series 2024-BIO, Class A (TSFR1M + 1.642%)
350,000	5.392	02/15/41	(a)(d)	348,469
BX Trust, Series 2024-PAT, Class A (TSFR1M + 2.090%)
150,000	5.840	03/15/41	(a)(d)	150,000
Durst Commercial Mortgage Trust, Series 2025-151, Class A
450,000	5.145	08/10/42	(a)(d)	459,023
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-152, Class A2
200,000	3.780	11/25/32	(a)	193,751
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-161, Class A2
300,000	4.900	10/25/33	(a)	310,492

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Mortgage-Backed Securities – (continued)

Freddie Mac Multifamily Structured Pass Through Certificates, Series K510, Class A2
$100,000	5.069%	10/25/28(a)	$102,771
Freddie Mac Multifamily Structured Pass Through Certificates, Series K544, Class A2
650,000	4.266	07/25/30(a)	654,739
Freddie Mac Multifamily Structured Pass Through Certificates, Series KF153, Class AS (SOFR + 0.680%)
150,678	4.689	02/25/33(a)	150,819
Houston Galleria Mall Trust, Series 2025-HGLR, Class A
225,000	5.462	02/05/45(a)(d)	232,845
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A
290,000	5.467	01/13/40(a)(d)	300,313
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class B
100,000	5.758	01/13/40(a)(d)	103,415
IRV Trust, Series 2025-200P, Class A
350,000	5.295	03/14/47(a)(d)	357,402
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2024-OMNI, Class A
150,000	5.797	10/05/39(a)(d)	153,027
KIND Commercial Mortgage Trust, Series 2024-1, Class A (TSFR1M + 1.890%)
350,000	5.640	08/15/41(a)(d)	350,219
LEX Mortgage Trust, Series 2024-BBG, Class A
300,000	4.874	10/13/33(a)(d)	300,410
MSWF Commercial Mortgage Trust, Series 2023-2, Class A2
325,000	6.890	12/15/56	341,234
NYC Commercial Mortgage Trust, Series 2025-11X, Class A (TSFR1M + 1.743%)
400,000	5.493	10/15/40(a)(d)	400,997
NYC Trust, Series 2025-77C, Class A
650,000	4.790	01/10/38(a)(d)	652,938
ROCK Trust, Series 2024-CNTR, Class A
400,000	5.388	11/13/41(d)	410,096
ROCK Trust, Series 2024-CNTR, Class B
100,000	5.930	11/13/41(d)	103,363

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $13,446,365)			13,524,317

Collateralized Mortgage Obligations – 3.8%

Alternative Loan Trust, Series 2005-38, Class A1 (Federal Reserve US 12 mo. Cumulative Avg 1 yr. CMT + 1.500%)
29,975	5.529	09/25/35(a)	26,947
BRAVO Residential Funding Trust, Series 2025-NQM4, Class A1
665,111	5.613	02/25/65(d)	672,572
COLT Mortgage Loan Trust, Series 2024-INV1, Class A1
216,197	5.903	12/25/68(d)	217,935
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(SOFR + 1.550%)
21,827	5.424	10/25/41(a)(d)	21,906
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2 (SOFR + 1.650%)
42,000	5.524	12/25/41(a)(d)	42,217
Connecticut Avenue Securities Trust, Series 2022-R05, Class 2M1
(SOFR + 1.900%)
5,426	5.774	04/25/42(a)(d)	5,440

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate	Maturity Date		Value

Collateralized Mortgage Obligations – (continued)

Connecticut Avenue Securities Trust, Series 2022-R05, Class 2M2 (SOFR + 3.000%)
$36,000	6.874%	04/25/42	(a)(d)	$36,782
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2 (SOFR + 1.800%)
100,000	5.674	01/25/44	(a)(d)	100,505
CSMC, Series 2021-NQM7, Class A1
688,529	1.756	10/25/66	(a)(d)	618,276
Csmc Trust, Series 2021-NQM6, Class A1
279,500	1.174	07/25/66	(a)(d)	241,402
FHLMC, Series 2021-DNA5, Class M2 (SOFR + 1.650%)
7,031	5.524	01/25/34	(a)(d)	7,055
Freddie Mac Stacr Remic Trust, Series 2025-DNA3, Class A1 (SOFR + 0.950%)
576,875	4.824	09/25/45	(a)(d)	576,964
Freddie Mac STACR REMIC Trust, Series 2024-DNA2, Class M1 (SOFR + 1.200%)
264,778	5.074	05/25/44	(a)(d)	265,105
Freddie Mac STACR REMIC Trust, Series 2025-DNA2, Class A1 (SOFR + 1.100%)
258,125	4.974	05/25/45	(a)(d)	258,963
J.P. Morgan Mortgage Trust, Series 2024-1, Class A4
91,366	6.000	06/25/54	(a)(d)	91,947
JP Morgan Mortgage Trust, Series 2021-6, Class A3
78,461	2.500	10/25/51	(a)(d)	65,478
JP Morgan Mortgage Trust Series, Series 2024-VIS2, Class A1
627,363	5.853	11/25/64	(d)	635,086
JP Morgan Mortgage Trust Series, Series 2025-DSC1, Class A1
422,358	5.577	09/25/65	(a)(d)	426,912
JP Morgan Mortgage Trust Series, Series 2025-NQM4, Class A1A
561,641	4.954	03/25/66	(d)	561,896
JP Morgan Mortgage Trust Series, Series 2025-NQM5, Class A1A
575,000	4.879	05/25/65	(d)	575,236
OBX Trust, Series 2025-NQM11, Class A1A
447,314	5.418	05/25/65	(d)	451,199
OBX Trust, Series 2025-NQM21, Class A1A
550,000	4.989	10/25/65	(d)	551,104
PRKCM Trust, Series 2021-AFC2, Class A1
439,753	2.071	11/25/56	(a)(d)	393,802
Verus Securitization Trust, Series 2021-7, Class A1
296,646	2.829	10/25/66	(d)	273,468
Verus Securitization Trust, Series 2022-1, Class A3
201,909	3.288	01/25/67	(a)(d)	188,703
Verus Securitization Trust, Series 2023-INV3, Class A2
230,721	7.330	11/25/68	(a)(d)	234,345
Verus Securitization Trust, Series 2025-1, Class A1A
562,166	5.620	01/25/70	(d)	567,347
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
4,828	3.500	07/25/49	(a)(d)	4,382

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,074,455)				8,112,974

Foreign Bonds – 3.7%

Agriculture – 0.3%
BAT Capital Corp. United Kingdom
100,000	2.259	03/25/28	(c)	96,244

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Bonds – (continued)

Agriculture – (continued)
BAT Capital Corp. United Kingdom – (continued)
$400,000	6.000%	02/20/34	(c)	$428,509

				524,753

Banks – 1.3%
Banco Santander SA Spain
400,000	6.921	08/08/33		443,427
Barclays PLC United Kingdom
(SOFR + 1.590%)
340,000	5.785	02/25/36	(a)(c)	355,986
BNP Paribas SA France
(SOFR + 1.004%)
200,000	1.323	01/13/27	(a)(c)(d)	199,808
(SOFR + 1.620%)
290,000	5.786	01/13/33	(a)(c)(d)	304,328
Canadian Imperial Bank of Commerce Canada
(SOFR + 1.105%)
285,000	5.245	01/13/31	(a)(c)	294,069
Credit Suisse AG Switzerland
250,000	1.250	08/07/26		246,105
Macquarie Group Ltd. Australia
(SOFR + 1.069%)
50,000	1.340	01/12/27	(a)(c)(d)	49,966
NatWest Group PLC United Kingdom
(US 1 Year CMT T-Note + 1.050%)
200,000	5.115	05/23/31	(a)(c)	205,220
Toronto-Dominion Bank (The) Canada
175,000	4.456	06/08/32		174,694
UBS Group AG Switzerland
250,000	4.550	04/17/26		250,370
(SOFR + 1.760%)
255,000	5.580	05/09/36	(a)(c)(d)	265,317
Westpac Banking Corp. Australia
(US 5 Year CMT T-Note + 2.000%)
25,000	4.110	07/24/34	(a)(c)	24,603
Westpac Banking Corp., GMTN Australia
(USISOA05 + 2.236%)
25,000	4.322	11/23/31	(a)(c)	24,978

				2,838,871

Beverages – 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. Belgium
135,000	4.700	02/01/36	(c)	133,691
Anheuser-Busch InBev Worldwide, Inc. Belgium
25,000	8.200	01/15/39		32,260
40,000	5.450	01/23/39	(c)	41,383
Bacardi-Martini BV Bermuda
450,000	5.550	02/01/30	(c)(d)	464,222
JDE Peet’s NV Netherlands
150,000	1.375	01/15/27	(c)(d)	145,279

				816,835

Biotechnology – 0.0%
CSL Finance PLC Australia
25,000	3.850	04/27/27	(c)(d)	24,966

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Bonds – (continued)

Commercial Services – 0.3%
Ashtead Capital, Inc. United Kingdom
$209,000	5.800%	04/15/34	(c)(d)	$219,162
DP World Crescent Ltd. United Arab Emirates
200,000	5.500	05/08/35	(d)	205,858
DP World Crescent Ltd., EMTN United Arab Emirates
200,000	3.875	07/18/29		195,304

				620,324

Diversified Financial Services – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust Ireland
250,000	2.450	10/29/26	(c)	246,733
225,000	3.000	10/29/28	(c)	218,142
320,000	5.375	12/15/31	(c)	332,067
Avolon Holdings Funding Ltd. Ireland
90,000	6.375	05/04/28	(c)(d)	93,824
60,000	5.150	01/15/30	(c)(d)	61,051

				951,817

Mining – 0.1%
Glencore Funding LLC Australia
150,000	2.625	09/23/31	(c)(d)	135,072

Oil & Gas – 0.2%
Saudi Arabian Oil Co. Saudi Arabia
220,000	3.500	04/16/29		214,499
200,000	5.750	07/17/54	(c)(d)	194,581

				409,080

Pipelines – 0.1%
Enbridge, Inc. Canada
125,000	2.500	08/01/33	(c)	107,468
Galaxy Pipeline Assets Bidco Ltd. United Arab Emirates
173,276	2.940	09/30/40		147,444

				254,912

Semiconductors – 0.1%
NXP BV / NXP Funding LLC / NXP USA, Inc. Netherlands
25,000	3.400	05/01/30	(c)	24,106
125,000	2.500	05/11/31	(c)	113,141
125,000	2.650	02/15/32	(c)	112,325

				249,572

Software – 0.0%
Constellation Software, Inc. Canada
97,000	5.461	02/16/34	(c)(d)	97,822

Telecommunications – 0.4%
British Telecommunications PLC United Kingdom
230,000	9.625	12/15/30		280,757
Rogers Communications, Inc. Canada
505,000	3.200	03/15/27	(c)	500,117

				780,874

Transportation – 0.0%
Canadian Pacific Railway Co. Canada
25,000	2.050	03/05/30	(c)	22,968

TOTAL FOREIGN BONDS (Cost $7,665,424)				7,727,866

Principal Amount	Interest Rate	Maturity Date		Value

U.S. Government Agency Securities – 1.1%

Federal Farm Credit Banks Funding Corp.
$460,000	2.900%	04/12/32		$430,458
230,000	3.300	05/19/32		220,322
130,000	3.500	09/01/32		125,748
600,000	2.850	03/28/34		540,762
340,000	3.080	03/30/37		296,143
Federal Home Loan Banks
250,000	3.375	09/10/32		240,485
430,000	4.750	12/10/32		447,429

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,450,730)				2,301,347

Foreign Government Securities – 1.0%

Sovereign – 1.0%
Chile Government International Bond
200,000	5.650	01/13/37	(c)	211,533
Eagle Funding Luxco Sarl
570,000	5.500	08/17/30	(c)(d)	580,495
Indonesia Government International Bond
200,000	4.850	01/11/33	(c)	201,992
Mexico Government International Bond
400,000	3.250	04/16/30	(c)	377,600
110,000	1.450	10/25/33	(c)	104,427
200,000	4.280	08/14/41	(c)	160,518
Panama Government International Bond
200,000	6.875	01/31/36	(c)	217,578
Peruvian Government International Bond
70,000	5.500	03/30/36	(c)	71,385
50,000	3.230	07/28/21	(c)	27,304
Republic of Poland Government International Bond, Series 10Y
120,000	5.125	09/18/34	(c)	122,773
Romanian Government International Bond
40,000	3.000	02/27/27	(d)	39,342
10,000	2.124	07/16/31	(d)	10,309
30,000	2.625	12/02/40	(d)	23,163
10,000	4.625	04/03/49	(d)	9,216
Romanian Government International Bond, EMTN
50,000	2.875	03/11/29		57,617

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $2,281,512)				2,215,252

Municipal Bonds – 0.4%

California – 0.1%
State of California
105,000	7.625	03/01/40	(c)	126,591

Florida – 0.0%
State Board of Administration Finance Corp., Series A
70,000	2.154	07/01/30	(c)	64,408

Illinois – 0.1%
Illinois State Taxable Pension Funding GO Bonds Series 2003
21,814	5.100	06/01/33		22,356
State of Illinois GO Bonds
71,429	7.350	07/01/35	(c)	77,783

				100,139

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)

Louisiana – 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2022-ELL, Class A3
$140,000	4.275%		02/01/36		$138,883

Maryland – 0.1%
Maryland Economic Development Corp.
160,000	4.968		11/30/32	(c)	163,292
65,000	5.018		11/30/33	(c)	66,240

					229,532

Ohio – 0.0%
American Municipal Power, Inc., Series E
95,000	6.270		02/15/50	(c)	98,114

TOTAL MUNICIPAL BONDS (Cost $733,374)					757,667

U.S. Treasury Obligations – 31.0%

U.S. Treasury Bonds
2,370,000	4.750	(e)	02/15/41		2,415,178
1,640,000	3.125	(e)	11/15/41		1,357,356
1,550,000	2.750	(e)	08/15/42		1,197,617
2,310,000	2.750	(e)	11/15/42		1,776,895
450,000	4.000	(e)	11/15/42		413,016
560,000	3.875	(e)	05/15/43		503,037
100,000	4.375	(e)	08/15/43		95,641
2,200,000	4.625	(e)	05/15/44		2,163,219
480,000	3.125	(e)	05/15/48		365,175
480,000	3.000	(e)	08/15/48		356,025
510,000	2.375	(e)	11/15/49		328,153
610,000	2.000	(e)	02/15/50		358,280
480,000	2.375	(e)	05/15/51		303,075
170,000	2.000	(e)	08/15/51		97,591
1,288,400	4.000	(e)	11/15/52		1,119,297
1,130,000	4.750	(e)	11/15/53		1,111,108
550,000	4.750	(e)	05/15/55		541,664
U.S. Treasury Inflation Indexed Bonds
1,020,000	1.500	(e)	02/15/53		870,363
U.S. Treasury Notes
2,020,000	0.750	(e)	05/31/26		1,996,486
3,670,000	0.875	(e)	06/30/26		3,621,831
1,720,000	0.625	(e)	07/31/26		1,691,109
640,000	0.750	(e)	08/31/26		628,275
9,310,000	3.750	(e)	04/30/27		9,339,094
640,000	2.625	(e)	05/31/27		632,300
4,330,000	0.500	(e)	06/30/27		4,143,100
970,000	2.875	(e)	05/15/28		956,208
2,830,000	1.250	(e)	05/31/28		2,683,194
3,050,000	1.250	(e)	06/30/28		2,886,539
250,000	3.125	(e)	11/15/28		247,188
7,390,000	4.625	(e)	04/30/29		7,630,175
6,070,000	1.500	(e)	02/15/30		5,575,390
364,900	3.625	(e)	03/31/30		364,244
760,000	3.750	(e)	05/31/30		761,959
1,120,000	3.750	(e)	06/30/30		1,122,887
U.S. Treasury Strip Coupon
2,079,100	– (e)		11/15/29	(f)	1,801,567
430,000	– (e)		08/15/30	(f)	360,611
430,000	– (e)		11/15/30	(f)	356,814

Principal Amount	Interest Rate		Maturity Date		Value

U.S. Treasury Obligations – (continued)

U.S. Treasury Strip Coupon – (continued)
$720,000	–%(e)		08/15/31	(f)	$577,903
1,130,000	– (e)		11/15/31	(f)	896,997
929,900	– (e)		05/15/32	(f)	721,278
430,000	– (e)		08/15/33	(f)	314,123
550,000	– (e)		08/15/35	(f)	363,118
United States Treasury Floating Rate Note
620,000	4.375	(e)	08/15/26		622,930

TOTAL U.S. TREASURY OBLIGATIONS (Cost $67,437,691)					65,668,010

Shares	Dividend Rate				Value

Investment Company – 4.8%(g)

Goldman Sachs Financial Square Government Fund - Institutional Shares
10,210,659	3.686%				10,210,659
(Cost $10,210,659)

TOTAL INVESTMENTS – 115.7% (Cost $247,000,466)					$244,829,648

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.7)%					(33,221,989)

NET ASSETS – 100.0%					$211,607,659

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2025.

(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $39,786,761 which represents approximately 18.8% of the Fund’s net assets as of December 31, 2025.

(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(f)	Zero coupon bond until next reset date.

(g)	Represents an affiliated issuer.

Investment Abbreviations:
BBSW	—Bank Bill Swap Rate
BKBM	—Bank Bill Benchmark Rate

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Investment Abbreviations: (continued)
BOJDTR	—Bank of Japan Target Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
CORRA	—Canadian Overnight Repo Rate Average
EMTN	—Euro Medium-Term Note
ESTRON	—Euro Short-Term Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
GNMA	—Insured by Government National Mortgage
Association
GO	—Government Obligations
LLC	—Limited Liability Company
LP	—Limited Partnership
Mo.	—Month
MTN	—Medium Term Note
NIBOR	—Norwegian Interbank Offered Rate
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
SONIO	—Sterling Overnight Index Average

Investment Abbreviations: (continued)
STIBOR	—Stockholm Interbank Offered Rate
TSFR	—Term Secured Overnight Financing Rate
TSFR1M	—1 Month SOFR
TSFR3M	—3 Month SOFR
USISOA	—USD SOFR ICE Swap Rate

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2025, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley Co., Inc.
	USD	230,896	CHF	181,367	1/12/2026	$1,670
	NZD	306,834	USD	175,734	1/15/2026	1,028
	GBP	128,490	USD	168,757	2/4/2026	4,433
	EUR	264,820	USD	310,521	2/25/2026	1,479
	CAD	206,268	USD	148,473	2/27/2026	2,174
	SEK	2,296,405	USD	249,599	3/10/2026	712

TOTAL						$11,496

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.
	CHF	182,442	USD	232,264	1/12/2026	(1,680)
	USD	274,508	GBP	209,008	2/4/2026	(7,210)
	USD	1,517,562	EUR	1,294,213	2/25/2026	(7,231)
	USD	252,147	SEK	2,319,851	3/10/2026	(719)

TOTAL						$(16,840)

FORWARD SALES CONTRACTS — At December 31, 2025, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date (a)	Settlement Date	Principal Amount	Value

Federal National Mortgage Association	4.500%	TBA-30yr	01/15/56	$(1,000,000)	$(975,977)
Federal National Mortgage Association	6.500	TBA-30yr	01/15/56	(1,000,000)	(1,039,023)
Government National Mortgage Association	3.000	TBA-30yr	01/15/56	(1,000,000)	(899,412)

Total (Proceed Receivable $2,905,352)					$(2,914,412)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO-BOBL Future	23	06/15/26	$6,619,553	$985
EURO-BUXL Future	14	03/06/26	1,811,783	(13,919)
EURO-SCHATZ Future	1	03/06/26	125,500	(146)
ICE 3 Month SONIA Index Future	20	03/17/26	6,487,690	1,476
Long Gilt Future	15	03/27/26	1,847,435	7,700
U.S. Treasury 10 Year Note	64	03/20/26	7,186,000	(23,825)
U.S. Treasury 5 Year Note	104	03/31/26	11,357,938	(21,297)
U.S. Treasury Long Bond	47	03/20/26	5,415,281	(64,977)
U.S. Treasury Ultra Bond	94	03/20/26	11,039,125	(223,558)

Total				$(337,561)

Short position contracts:
Euro Bund Future	(4)	03/06/26	(599,870)	(871)
Euro-OAT	(30)	03/06/26	(4,251,523)	18,978
U.S. Treasury 10 Year Ultra Note	(65)	03/20/26	(7,459,766)	62,075

Total				$80,182

Total Futures Contracts				$(257,379)

SWAP CONTRACTS — At December 31, 2025, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2025(a)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

ICE CDX Investment Grade Index(b)	1.000%	2.0102%	12/20/2028	1,425	$28,645	$15,041	$13,604
ICE CDX Investment Grade Index(b)	1.000%	2.1395	06/20/2029	7,708	164,914	112,146	52,768
ICE CDX Investment Grade Index(b)	1.000%	2.2261	12/20/2029	2,000	44,521	36,855	7,666
ICE CDX Investment Grade Index(b)	1.000%	2.2440	06/20/2030	1,800	40,392	30,935	9,457
Chile Government International Bond(b)	1.000%	2.6210	12/20/2030	90	2,359	2,035	324
ICE CDX Investment Grade Index(b)	1.000%	2.2681	12/20/2030	12,025	272,741	260,600	12,141
Indonesia Government International Bond(b)	1.000%	1.3933	12/20/2030	200	2,787	1,420	1,367
Philippine Government International Bond(b)	1.000%	1.9536	12/20/2030	200	3,907	3,609	298

TOTAL					$560,266	$462,641	$97,625

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1 Day SOFR(b)	3.062%	8/31/2027	USD	6,940	$7,657	$(418)	$8,075
12 Month BOJDTR(b)	1.250	12/15/2027	JPY	1,055,890	8,606	–	8,606
1 Day SOFR(b)	3.136	12/15/2027	USD	8,620	15,937	–	15,937
3 Month BBSW(c)	3.500	3/18/2028	AUD	1,820	13,574	–	13,574

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

CORRA(d)	2.500%	3/18/2028	CAD	620	$361	$–	$361
2.750%(d)	CORRA	3/18/2028	CAD	40	118	104	14
1 Day SOFR(b)	0.000	3/18/2028	CHF	6,890	12,859	–	12,859
1 Day ESTRON(b)	2.000	3/18/2028	EUR	670	4,710	–	4,710
1 Day ESTRON(b)	2.250	3/18/2028	EUR	980	1,311	–	1,311
1.750 (b)	1 Day ESTRON	3/18/2028	EUR	5,660	(39,153)	–	(39,153)
4.000 (b)	1 Day SONIO	3/18/2028	GBP	730	9,963	8,550	1,413
3.750 (b)	1 Day SONIO	3/18/2028	GBP	10,940	79,508	50,358	29,150
12 Month BOJDTR(b)	1.000	3/18/2028	JPY	2,196,000	66,898	–	66,898
4.000 (b)	6 Month NIBOR	3/18/2028	NOK	184,170	(35,191)	–	(35,191)
1 Day SOFR(b)	3.500	3/18/2028	USD	13,380	(59,579)	(57,513)	(2,066)
3.368 (b)	1 Day SOFR	6/23/2028	USD	19,510	17,268	17,736	(468)
1 Day ESTRON(b)	2.500	9/10/2028	EUR	27,194	13,324	(55,750)	69,074
2.000 (b)	1 Day ESTRON	9/10/2028	EUR	27,194	(85,340)	–	(85,340)
3.201 (b)	1 Day SOFR	10/7/2028	USD	4,840	(6,349)	1,657	(8,006)
3.500 (b)	1 Day SONIO	10/27/2028	GBP	11,920	(12,060)	–	(12,060)
1 Day SONIO(b)	3.750	3/18/2029	GBP	30	(253)	(191)	(62)
2.400 (b)	1 Day ESTRON	8/11/2029	EUR	5,193	(26,537)	–	(26,537)
1 Day SOFR(b)	3.600	6/23/2030	USD	20,620	(11,652)	(60,940)	49,288
1 Day SOFR(b)	3.528	7/15/2030	USD	1,340	(1,831)	(7,273)	5,442
1 Day SONIO(b)	3.500	10/27/2030	GBP	11,110	84,728	–	84,728
3.265 (b)	1 Day SOFR	1/30/2031	USD	3,210	(28,647)	–	(28,647)
3.750 (d)	6 Month BBSW	3/18/2031	AUD	3,190	(71,883)	–	(71,883)
2.250 (b)	1 Day ESTRON	3/18/2031	EUR	2,930	(58,242)	–	(58,242)
3.750 (b)	1 Day SONIO	3/18/2031	GBP	1,710	8,999	5,619	3,380
12 Month BOJDTR(b)	1.000	3/18/2031	JPY	492,000	83,620	–	83,620
3.500 (d)	3 Month NZD BKBM	3/18/2031	NZD	3,970	(14,232)	–	(14,232)
3.379 (b)	1 Day SOFR	8/31/2031	USD	9,860	(52,175)	22,460	(74,635)
3.845 (b)	1 Day SOFR	5/21/2032	USD	1,630	16,320	18,654	(2,334)
1 Day SOFR(b)	3.577	10/10/2032	USD	3,330	22,949	(2,133)	25,082
12 Month BOJDTR(b)	1.295	8/2/2034	JPY	443,521	98,814	(2,598)	101,412
2.500 (b)	1 Day ESTRON	2/15/2035	EUR	3,700	(49,910)	–	(49,910)
4.098 (b)	1 Day SOFR	6/24/2035	USD	5,030	(4,585)	8,255	(12,840)
4.500 (b)	1 Day SONIO	10/28/2035	GBP	2,210	12,741	17,029	(4,288)
5.000 (d)	6 Month BBSW	11/27/2035	AUD	5,145	(17,708)	1,043	(18,751)
1 Day SOFR(b)	4.000	11/27/2035	USD	3,093	21,711	(4,589)	26,300
6 Month BBSW(d)	4.250	3/18/2036	AUD	780	23,077	–	23,077
3.000 (d)	CORRA	3/18/2036	CAD	420	(5,234)	–	(5,234)
1 Day SOFR(b)	0.500	3/18/2036	CHF	150	3,527	–	3,527
1 Day ESTRON(b)	2.500	3/18/2036	EUR	940	43,895	–	43,895
1 Day SONIO(b)	4.250	3/18/2036	GBP	520	(13,398)	(11,410)	(1,988)
12 Month BOJDTR(b)	1.250	3/18/2036	JPY	552,000	214,872	–	214,872
6 Month NIBOR(b)	4.000	3/18/2036	NOK	7,540	9,081	–	9,081
4.000 (d)	3 Month NZD BKBM	3/18/2036	NZD	1,700	(11,387)	–	(11,387)
3.000 (b)	3 Month STIBOR	3/18/2036	SEK	4,230	1,175	–	1,175
1 Day SOFR(b)	4.000	3/18/2036	USD	690	(10,993)	(11,884)	891
1 Day SOFR(b)	3.805	8/31/2036	USD	5,420	21,645	(45,380)	67,025
1 Day SONIO(b)	4.250	1/31/2039	GBP	1,590	(14,851)	(3,976)	(10,875)
4.574 (b)	1 Day SOFR	7/16/2040	USD	7,590	(34,016)	1,723	(35,739)
4.438 (b)	1 Day SOFR	10/9/2040	USD	2,230	(20,101)	1,021	(21,122)
2.160 (b)	12 Month BOJDTR	8/2/2044	JPY	656,619	(201,651)	–	(201,651)
2.750 (b)	1 Day ESTRON	3/18/2046	EUR	390	(34,563)	–	(34,563)
1 Day SOFR(b)	4.213	5/21/2055	USD	1,150	32,532	–	32,532
1 Day SOFR(b)	3.848	7/17/2055	USD	6,140	74,015	(2,545)	76,560
1 Day ESTRON(b)	2.800	8/13/2055	EUR	2,100	117,765	–	117,765
2.900 (b)	1 Day ESTRON	8/15/2055	EUR	1,220	(26,571)	4,721	(31,292)
1 Day SOFR(b)	3.828	1/30/2056	USD	900	51,614	–	51,614
1 Day ESTRON(b)	2.500	3/18/2056	EUR	420	73,082	–	73,082

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued) December 31, 2025

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.250%(b)	12 Month BOJDTR	3/18/2056	JPY	47,000	$(37,570)	$–	$(37,570)
2.530 (b)	1 Day ESTRON	3/19/2056	EUR	1,880	(235,798)	–	(235,798)
1 Day ESTRON(b)	2.610%	3/19/2056	EUR	1,880	279,860	–	279,860
1 Day ESTRON(b)	3.100	8/15/2056	EUR	1,590	57,935	–	57,935
1 Day ESTRON(b)	2.600	8/16/2075	EUR	850	10,005	(5,418)	15,423
1 Day ESTRON(b)	3.000	3/18/2076	EUR	230	9,616	–	9,616

TOTAL					$404,212	$(113,088)	$517,300

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2025.

(b) Payments made annually.

(c) Payments made quarterly.

(d) Payments made semi-annually.

OVER-THE-COUNTER - INTEREST RATE SWAPTIONS — At December 31, 2025, the Fund had the following purchased and written option contracts:

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Puts
3M IRS	Bank of America	EUR 2.25	03/09/2027	1,570,000	$ 1,570,000	$ 4,049	$ 11,008	$ (6,959)
3M IRS	Bank of America	EUR 2.00	09/07/2026	900,000	900,000	744	2,781	(2,037)
3M IRS	Bank of America	EUR 2.25	04/30/2026	430,000	430,000	394	2,922	(2,527)
3M IRS	JPMorgan Chase	EUR 2.45	03/25/2026	310,000	310,000	130	4,954	(4,825)
3M IRS	JPMorgan Chase	USD 3.30	01/29/2026	1,680,000	1,680,000	2,017	2,268	(251)

Total purchased option contracts				4,890,000	$ 4,890,000	$ 7,334	$ 23,933	$ (16,599)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)

Written Option Contracts:
Puts
3M IRS	Bank of America	EUR 2.69	03/09/2027	(150,000)	$ (150,000)	$ (2,359)	$ (6,831)	$ 4,472
3M IRS	Bank of America	EUR 2.55	09/07/2026	(90,000)	(90,000)	(485)	(2,828)	2,343
3M IRS	Bank of America	EUR 2.59	04/30/2026	(100,000)	(100,000)	(176)	(2,954)	2,779
3M IRS	JPMorgan Chase	EUR 2.50	03/25/2026	(130,000)	(130,000)	(68)	(5,001)	4,932

Total written option contracts				(470,000)	$ (470,000)	$ (3,088)	$ (17,614)	$ 14,526

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TREND DRIVEN ALLOCATION FUND

Schedule of Investments December 31, 2025

Shares	Dividend Rate	Value

Investment Companies (Institutional Shares) – 68.4%(a)
Goldman Sachs Financial Square Government Fund
1,456,640	3.686%	$1,456,640
Goldman Sachs Financial Square Treasury Instruments Fund
22,314,879	3.616	22,314,879
Goldman Sachs Financial Square Treasury Obligations Fund
22,320,472	3.670	22,320,472
Goldman Sachs Financial Square Treasury Solutions Fund
21,841,997	3.602	21,841,997
Goldman Sachs VIT Government Money Market Fund
38,412,970	3.691	38,412,970

Total Investment Companies (Cost $106,346,958)		106,346,958

	Description

Exchange-Traded Funds – 25.2%
29,865	iShares Core S&P 500 ETF	20,455,733
29,800	Vanguard S&P 500 ETF	18,688,474

TOTAL EXCHANGE-TRADED FUNDS (Cost $18,043,261)		39,144,207

TOTAL INVESTMENTS – 93.6% (Cost $124,390,219)		$145,491,165

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.4%		9,952,658

NET ASSETS – 100.0%		$155,443,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	150	03/20/26	$10,296,521	$227,672
FTSE 100 Index	32	03/20/26	4,287,995	97,762
S&P 500 E-Mini Index	142	03/20/26	48,936,750	100,636
TOPIX Index	25	03/12/26	5,448,002	36,902
U.S. Treasury 10 Year Note	429	03/20/26	48,168,656	(443,400)

Total Futures Contracts				$19,572

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE FIXED INCOME & TACTICAL ALLOCATION FUNDS

Statements of Assets and Liabilities December 31, 2025

	Core Fixed Income Fund	Trend Driven Allocation Fund

Assets:

Investments in unaffiliated issuers, at value (cost $236,789,807 and $40,358,140, respectively)	$234,618,989	$61,459,086
Investments in affiliated issuers, at value (cost $10,210,659 and $84,032,079, respectively)	10,210,659	84,032,079
Purchased Options, at value (premiums paid $23,933 and $–, respectively)	7,334	—
Cash	3,145,387	4,794,662
Foreign Currency, at value (cost $26,801 and $234,285, respectively)	26,873	236,145
Receivables:
Investments sold	24,892,293	—
Collateral on certain derivative contracts(a)	2,141,568	5,539,622
Interest and Dividends	1,482,655	212,861
Reimbursement from investment adviser	17,823	13,738
Fund shares sold	14,547	—
Unrealized gain on forward foreign currency exchange contracts	11,496	—
Variation margin on futures contracts	59,772	—
Variation margin on swap contracts	21,086	—
Other assets	822	105

Total assets	276,651,304	156,288,298

Liabilities:

Written options, at value (premiums received $17,614 and $–, respectively)	3,088	—
Variation margin on futures contracts	—	474,900
Forward sale contracts, at value (proceeds received $– and $2,905,352, respectively)	2,914,412	—
Unrealized loss on forward foreign currency exchange contracts	16,840	—
Payables:
Investments purchased	61,705,547	—
Fund shares redeemed	241,362	243,218
Management fees	36,387	45,778
Distribution and Service fees and Transfer Agency fees	14,307	18,439
Accrued expenses	111,702	62,140

Total liabilities	65,043,645	844,475

Net Assets:

Paid-in capital	221,936,431	133,511,387
Total distributable earnings (loss)	(10,328,772)	21,932,436

NET ASSETS	$211,607,659	$155,443,823
Net Assets:
Institutional	$98,086,794	$424,365
Service	113,520,865	155,019,458

Total Net Assets	$211,607,659	$155,443,823
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	10,066,819	36,763
Service	11,669,212	13,530,917
Net asset value, offering and redemption price per share:
Institutional	$9.74	$11.54
Service	9.73	11.46

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Core Fixed Income Fund	$910,594	$1,230,974
Trend Driven Allocation Fund	5,539,622	—

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE FIXED INCOME & TACTICAL ALLOCATION FUNDS

Statements of Operations For the Fiscal Year Ended December 31, 2025

	Core Fixed Income Fund	Trend Driven Allocation Fund

Investment income:

Interest	$7,557,661	$—

Dividends — affiliated issuers	476,395	6,509,551

Dividends — unaffiliated issuers	—	934,266

Total Investment Income	8,034,056	7,443,817

Expenses:

Management fees	745,596	1,808,718

Distribution and/or Service (12b-1) fees — Service Shares	264,720	571,437

Professional fees	135,045	99,429

Custody, accounting and administrative services	98,810	74,439

Printing and mailing costs	38,871	44,785

Transfer agency fees(a)	37,280	45,790

Trustee fees	28,152	28,587

Other	16,305	14,864

Total expenses	1,364,779	2,688,049

Less — expense reductions	(328,168)	(567,331)

Net expenses	1,036,611	2,120,718

NET INVESTMENT INCOME	6,997,445	5,323,099

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	612,308	20,202,733

Futures contracts	(280,951)	3,896,301

Swap contracts	371,413	—

Purchased options	467	—

Forward foreign currency exchange contracts	(62,680)	—

Written options	10,300	—

Foreign currency transactions	(35,854)	(10,369)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	5,325,986	(12,353,594)

Futures contracts	105,260	3,475,152

Swap contracts	358,778	—

Purchased options	(14,253)	—

Forward foreign currency exchange contracts	(18,112)	—

Written options	14,526	—

Forward sales contracts	(125,593)	—

Foreign currency translations	(6,195)	(11,598)

Net realized and unrealized gain	6,255,400	15,198,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,252,845	$20,521,724

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Core Fixed Income Fund	$16,102	$21,178
Trend Driven Allocation Fund	75	45,715

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE FIXED INCOME & TACTICAL ALLOCATION FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Trend Driven Allocation Fund
	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$6,997,445	$5,680,521	$5,323,099	$8,246,776

Net realized gain (loss)	615,003	(2,532,957)	24,088,665	25,729,465

Net change in unrealized gain (loss)	5,640,397	(1,504,499)	(8,890,040)	(2,973,395)

Net increase in net assets resulting from operations	13,252,845	1,643,065	20,521,724	31,002,846

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(3,139,974)	(2,246,995)	(63,706)	(12,289)

Service Shares	(3,843,070)	(3,476,734)	(23,945,769)	(8,251,555)

Total distributions to shareholders	(6,983,044)	(5,723,729)	(24,009,475)	(8,263,844)

From share transactions:

Proceeds from sales of shares	45,095,244	40,288,542	7,905,780	11,260,759

Reinvestment of distributions	6,983,044	5,713,711	24,009,475	8,263,844

Cost of shares redeemed	(14,251,503)	(9,311,900)	(135,141,555)	(58,118,700)

Net increase (decrease) in net assets resulting from share transactions	37,826,785	36,690,353	(103,226,300)	(38,594,097)

TOTAL INCREASE (DECREASE)	44,096,586	32,609,689	(106,714,051)	(15,855,095)

Net Assets:

Beginning of year	$167,511,073	$134,901,384	$262,157,874	$278,012,969

End of year	$211,607,659	$167,511,073	$155,443,823	$262,157,874

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Core Fixed Income Fund

	Institutional Shares
	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$9.42	$9.68	$9.41	$11.13	$11.53

Net investment income(a)	0.37	0.38	0.33	0.21	0.12

Net realized and unrealized gain (loss)	0.32	(0.26)	0.23	(1.77)	(0.36)

Total from investment operations	0.69	0.12	0.56	(1.56)	(0.24)

Distributions to shareholders from net investment income	(0.37)	(0.38)	(0.29)	(0.16)	(0.14)

Distributions to shareholders from net realized gains	–	–	–	–	(0.02)

Total distributions	(0.37)	(0.38)	(0.29)	(0.16)	(0.16)

Net asset value, end of year	$9.74	$9.42	$9.68	$9.41	$11.13

Total Return(b)	7.46%	1.24%	6.08%	(14.03)%	(2.06)%

Net assets, end of year (in 000’s)	$98,087	$68,175	$47,421	$38,157	$31,179

Ratio of net expenses to average net assets	0.41%	0.42%	0.43%	0.41%	0.41%

Ratio of total expenses to average net assets	0.59%	0.62%	0.62%	0.70%	0.81%

Ratio of net investment income to average net assets	3.89%	3.97%	3.45%	2.07%	1.09%

Portfolio turnover rate(c)	574%	766%	841%	693%	513%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Core Fixed Income Fund

	Service Shares
	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$9.40	$9.67	$9.40	$11.13	$11.53

Net investment income(a)	0.35	0.35	0.30	0.18	0.09

Net realized and unrealized gain (loss)	0.33	(0.26)	0.24	(1.77)	(0.34)

Total from investment operations	0.68	0.09	0.54	(1.59)	(0.25)

Distributions to shareholders from net investment income	(0.35)	(0.36)	(0.27)	(0.14)	(0.13)

Distributions to shareholders from net realized gains	–	–	–	–	(0.02)

Total distributions	(0.35)	(0.36)	(0.27)	(0.14)	(0.15)

Net asset value, end of year	$9.73	$9.40	$9.67	$9.40	$11.13

Total Return(b)	7.32%	0.89%	5.83%	(14.28)%	(2.23)%

Net assets, end of year (in 000’s)	$113,521	$99,336	$87,480	$72,540	$71,867

Ratio of net expenses to average net assets	0.66%	0.67%	0.68%	0.66%	0.66%

Ratio of total expenses to average net assets	0.84%	0.87%	0.87%	0.95%	1.06%

Ratio of net investment income to average net assets	3.65%	3.72%	3.19%	1.82%	0.85%

Portfolio turnover rate(c)	574%	766%	841%	693%	513%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Trend Driven Allocation Fund

	Institutional Shares
	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$12.39	$11.43	$10.06	$12.92	$12.61

Net investment income (loss)(a)	0.32	0.40	0.26	0.07	(0.04)

Net realized and unrealized gain (loss)	0.93	0.99	1.33	(2.51)	2.10

Total from investment operations	1.25	1.39	1.59	(2.44)	2.06

Distributions to shareholders from net investment income	(0.55)	(0.43)	(0.22)	–	–

Distributions to shareholders from net realized gains	(1.55)	–	–	(0.42)	(1.75)

Total distributions	(2.10)	(0.43)	(0.22)	(0.42)	(1.75)

Net asset value, end of year	$11.54	$12.39	$11.43	$10.06	$12.92

Total Return(b)	10.13%	12.05%	15.85%	(19.00)%	16.46%

Net assets, end of year (in 000’s)	$424	$377	$442	$506	$337

Ratio of net expenses to average net assets	0.68%	0.67%	0.67%	0.66%	0.65%

Ratio of total expenses to average net assets	0.93%	0.89%	0.89%	0.92%	0.87%

Ratio of net investment income (loss) to average net assets	2.57%	3.22%	2.38%	0.63%	(0.32)%

Portfolio turnover rate(c)	52%	7%	10%	344%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Trend Driven Allocation Fund

	Service Shares
	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$12.30	$11.35	$9.99	$12.86	$12.59

Net investment income (loss)(a)	0.29	0.37	0.23	0.02	(0.08)

Net realized and unrealized gain (loss)	0.92	0.97	1.32	(2.47)	2.10

Total from investment operations	1.21	1.34	1.55	(2.45)	2.02

Distributions to shareholders from net investment income	(0.50)	(0.39)	(0.19)	–	–

Distributions to shareholders from net realized gains	(1.55)	–	–	(0.42)	(1.75)

Total distributions	(2.05)	(0.39)	(0.19)	(0.42)	(1.75)

Net asset value, end of year	$11.46	$12.30	$11.35	$9.99	$12.86

Total Return(b)	9.89%	11.76%	15.57%	(19.16)%	16.17%

Net assets, end of year (in 000’s)	$155,019	$261,781	$277,571	$266,934	$357,316

Ratio of net expenses to average net assets	0.93%	0.92%	0.92%	0.91%	0.92%

Ratio of total expenses to average net assets	1.17%	1.14%	1.14%	1.17%	1.14%

Ratio of net investment income (loss) to average net assets	2.32%	2.99%	2.14%	0.13%	(0.58)%

Portfolio turnover rate(c)	52%	7%	10%	344%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements December 31, 2025

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Core Fixed Income Fund	Institutional and Service	Diversified

Trend Driven Allocation Fund	Institutional and Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Core Fixed Income Fund	Quarterly	Annually

Trend Driven Allocation Fund	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Portfolio management team within the Fund’s Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within each Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include exchange traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, each Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Core Fixed Income Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2025:

Core Fixed Income Fund

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Asset- Backed Securities	$—	$22,505,484	$—
Collateralized Mortgage Obligations	—	8,112,974	—
Commercial Mortgage-Backed Securities	—	13,524,317	—
Corporate Bond	—	43,779,127	—
Foreign Bond	—	7,727,866	—
Foreign Government Securities	—	2,215,252	—
Mortgage-Backed Securities	—	68,026,945	—
Municipal Bond	—	757,667	—
U.S. Government Agency Securities	—	2,301,347	—
U.S. Treasury Obligations	65,668,010	—	—

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investment Company	$10,210,659	$—	$—

Total	$75,878,669	$168,950,979	$—

Liabilities
Fixed Income
Forward Sales Contracts	$—	$(2,914,412)	$—

Derivative Type

Assets
Credit Default Swap Contracts(a)	$—	$97,625	$—
Forward Foreign Currency Exchange Contracts(a)	—	11,496	—

Futures Contracts(a)	91,214	—	—

Interest Rate Swap Contracts(a)	—	1,689,164	—

Purchased Options Contracts	—	7,334	—

Total	$91,214	$1,805,619	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(16,840)	$—

Futures Contracts(a)	(348,593)	—	—

Interest Rate Swap Contracts(a)	—	(1,171,864)	—

Written Options Contracts	—	(3,088)	—

Total	$(348,593)	$(1,191,792)	$—

Trend Driven Allocation Fund

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange-Traded Funds	$39,144,207	$—	$—
Investment Companies	106,346,958	—	—

Total	$145,491,165	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$462,972	$—	$—

Liabilities
Futures Contracts(a)	$(443,400)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Credit	Receivable for unrealized gain on swap contracts	$97,625	Payable for unrealized gain on swap contracts	$—
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	$11,496	Payable for unrealized loss on forward foreign currency exchange contracts	$(16,840)
Interest Rate	Purchased options at value, variation margin on futures and swap contracts	$1,787,712	Written options at value, variation margin on futures and swap contracts	$(1,523,545)

Total		$1,896,832		$(1,540,385)

  Trend Driven Allocation Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$462,972	Variation margin on futures contracts	$—
Interest Rate	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(443,400)

Total		$462,972		$(443,400)

1

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	$(62,680)	$(18,112)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	57,127	10,746

Interest Rate	Net realized gain (loss) from futures, purchased options, written options and swap contracts/Net change in unrealized gain (loss) on futures, purchased options, written options and swap contracts	44,102	453,565

Total		$38,549	$446,199

Trend Driven Allocation Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,537,370	3,127,442

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,358,931	347,710

Total		$3,896,301	$3,475,152

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2025, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Forward Contracts	Swap Contracts	Purchased Options	Written Options

Core Fixed Income Fund	313	21,277,505	4,458,272,391	7,781,462	492,000

Trend Driven Allocation Fund	1,178	–	–	–	–

(a)

Amounts disclosed represent average number of futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Core Fixed Income Fund	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%

Trend Driven Allocation Fund	0.79	0.71	0.68	0.66	0.65	0.79	0.65*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

The Investment Advisor has agreed to waive a portion of its management fee in order to achieve an effective net management rate as defined in the Funds’ most recent prospectus. These waivers will remain in effect through at least April 30, 2026, and prior to such date the Investment Advisor may not terminate the arrangements without approval of the Trustees.

The Core Fixed Income Fund and Trend Driven Allocation Fund invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds’ in an amount equal to the management fee it earns as an investment adviser to the Goldman Sachs Financial Square Government Fund in connection with such investments. For the fiscal year ended December 31, 2025, GSAM waived $18,440 and $35,589 of the Core Fixed Income Fund’s and Trend Driven Allocation Fund’s management fee, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least April 30, 2026, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2025, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Core Fixed Income Fund	$18,440	$309,728	$328,168

Trend Driven Allocation Fund	314,385	252,946	567,331

E.  Line of Credit Facility — As of December 31, 2025, the Funds participated in a $1,300,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2025, the Fund did not have any borrowings under the facility. Prior to April 14, 2025, the facility was $1,150,000,000.

F.  Other Transactions with Affiliates —The following table provides information about Core Fixed Income Fund investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2025:

Core Fixed Income Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$11,381,392	$102,844,705	$(104,015,438)	$10,210,659	10,210,659	$476,395

The following table provides information about Trend Driven Allocation Fund’s investments in the Institutional Shares of the Goldman Sachs VIT Government Money Market Fund, Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the fiscal year ended December 31, 2025:

Trend Driven Allocation Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund

	$31,511,321	$87,867,333	$(117,922,014)	$–	$–	$1,456,640	1,456,640	$1,031,576	$–

Goldman Sachs Financial Square Treasury Instruments Fund

	38,056,474	2,884,584	(18,626,179)	–	–	22,314,879	22,314,879	1,314,163	–

Goldman Sachs Financial Square Treasury Obligations Fund

	38,062,066	2,884,585	(18,626,179)	–	–	22,320,472	22,320,472	1,320,656	–

Goldman Sachs Financial Square Treasury Solutions Fund

	37,583,592	2,884,584	(18,626,179)	–	–	21,841,997	21,841,997	1,293,590	–

Goldman Sachs VIT Government Money Market Fund

	36,863,405	1,549,565	–	–	–	38,412,970	38,412,970	1,549,566	–

Total	$182,076,858	$98,070,651	$(173,800,551)	$–	$–	$106,346,958		$6,509,551	$–

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Trend Driven Allocation Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income	Capital Gain Distribution

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2025, were as follows:

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Core Fixed Income Fund	$1,282,894,942	$57,664,800	$1,246,098,953	$40,331,773

Goldman Sachs Trend Driven Allocation Fund	—	29,966,704	—	63,962,762

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2025 were as follows:

	Core Fixed Income Fund	Trend Driven Allocation Fund

Distributions paid from:

Ordinary Income	$ 6,983,044	$ 10,814,419

Long-term capital gains	—	13,195,056

Total taxable distributions	$ 6,983,044	$ 24,009,475

The tax character of distributions paid during the fiscal year ended December 31, 2024 were as follows:

	Core Fixed Income Fund	Trend Driven Allocation Fund

Distributions paid from:

Ordinary Income	$ 5,723,729	$ 8,263,844

As of December 31, 2025, the components of accumulated earnings (losses) on a tax-basis were as follows:

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

7. TAX INFORMATION (continued)

	Core Fixed Income Fund	Trend Driven Allocation Fund

Undistributed ordinary income — net	$ 1,226,570	$ 950,340

Undistributed long-term capital gains	—	284,733

Total undistributed earnings	$ 1,226,570	$ 1,235,073

Capital loss carryforwards:

Perpetual Short-Term	(3,942,965)	—

Perpetual Long-Term	(5,333,712)	—

Total capital loss carryforwards	(9,276,677)	—

Timing differences — (Late Year Ordinary Loss Deferral, Post October Loss Deferral and Straddle Loss Deferrals)	(668,069)	(13,261)

Unrealized gains (losses) — net	(1,610,596)	20,710,624

Total accumulated earnings (losses) — net	$ (10,328,772)	$ 21,932,436

For the period ended December 31, 2025, the Core Fixed Income Fund and the Trend Driven Allocation Fund utilized $297,465 and $5,737,882, respectively, in Capital Loss Carryforwards.

As of December 31, 2025, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income Fund	Trend Driven Allocation Fund

Tax Cost	$ 246,620,962	$ 125,561,236

Gross unrealized gain	4,146,015	20,819,571

Gross unrealized loss	(5,756,611)	(108,947)

Net unrealized gain (loss)	$ (1,610,596)	$ 20,710,624

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, swap transactions, and differences in the tax treatment of market discount accretion and premium amortization.

GSAM has reviewed the Funds tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

8. OTHER RISKS (continued)

assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk —  As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Tax Diversification Risk — The Fund intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code (the “Diversification Requirements”). In order for the Fund to qualify for “look through” treatment under the Diversification Requirements, Fund shares must be sold only to persons permitted to hold shares, directly or indirectly (each, a “Permitted Investor”), under Section 817 of the Code and Treasury Regulation 1.817-5(f), as supplemented by published rulings and procedures issued thereunder by the Internal Revenue Service (“IRS”). To the extent an investor in Fund shares no longer qualifies as a Permitted Investor, and such investor fails to restore its status as a Permitted Investor or obtain a waiver or closing agreement with respect to such failure from the IRS, the Fund may no longer qualify for “look through” treatment. Therefore, in testing compliance with the Diversification Requirements, an investor in the Fund, such as, for example, an insurance company separate account, no longer would be able to look through the Fund to its underlying investments. Instead, the Fund would be considered a single investment for purposes of the Diversification Requirements. A failure to satisfy the Diversification Requirements (whether resulting from investors in Fund shares or otherwise) could have significant adverse tax consequences for variable contract owners whose contract values are determined by investment in the Fund. See “Taxation” in the Statement of Additional Information for more information.

U.S. Government Securities Risk — The U.S. government may not provide support to U.S. government agencies, instrumentalities or sponsored enterprises if it not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities or sponsored enterprises, including those issued by the Federal National Mortgage Association, Federal Home Loan

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

8. OTHER RISKS (continued)

mortgage corporation and the Federal Home Loan Banks, are neither issued not guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	2,912,539	$28,010,605	2,339,517	$22,272,717

Reinvestment of distributions	326,413	3,139,974	233,542	2,236,977

Shares redeemed	(411,053)	(3,941,221)	(232,260)	(2,209,904)

	2,827,899	27,209,358	2,340,799	22,299,790

Service Shares

Shares sold	1,782,362	17,084,639	1,894,338	18,015,825

Reinvestment of distributions	400,257	3,843,070	363,632	3,476,734

Shares redeemed	(1,076,680)	(10,310,282)	(742,982)	(7,101,996)

	1,105,939	10,617,427	1,514,988	14,390,563

NET INCREASE IN SHARES	3,933,838	$37,826,785	3,855,787	$36,690,353

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST FIXED INCOME & TACTICAL ALLOCATION FUNDS

Notes to Financial Statements (continued) December 31, 2025

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Trend Driven Allocation Fund

	For the Fiscal Year Ended December 31, 2025		For the Fiscal Year Ended December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	4,614	$60,460	2,075	$26,395

Reinvestment of distributions	5,535	63,706	970	12,289

Shares redeemed	(3,801)	(48,820)	(11,281)	(135,876)

	6,348	75,346	(8,236)	(97,192)

Service Shares

Shares sold	635,155	7,845,320	915,092	11,234,364

Reinvestment of distributions	2,096,828	23,945,769	655,926	8,251,555

Shares redeemed	(10,486,887)	(135,092,735)	(4,740,600)	(57,982,824)

	(7,754,904)	(103,301,646)	(3,169,582)	(38,496,905)

NET DECREASE IN SHARES	(7,748,556)	$(103,226,300)	(3,177,818)	$(38,594,097)

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Core Fixed Income Fund and Goldman Sachs Trend Driven Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Core Fixed Income Fund and Goldman Sachs Trend Driven Allocation Fund (two of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Funds”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

41

GOLDMAN SACHS VARIABLE INSURANCE FIXED INCOME & TACTICAL ALLOCATION FUNDS

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2025, the Core Fixed Income Fund designates 100% of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

For the year ended December 31, 2025, 2.64% of the dividends paid from net investment company taxable income by the Trend Driven Allocation Fund qualifies for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, Trend Driven Allocation Fund designates $13,195,056, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2025.

42

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TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN L.P. SACHS ASSET MANAGEMENT, Investment Adviser 200 West Street, New York New York 10282 © 2026 Goldman Sachs. All rights reserved. VITFOFAR-26

Goldman Sachs Variable Insurance Trust Goldman Sachs International Equity Insights Fund Goldman Sachs Large Cap Value Fund Goldman Sachs Mid Cap Growth Fund Goldman Sachs Mid Cap Value Fund Goldman Sachs Small Cap Equity Insights Fund Goldman Sachs Strategic Growth Fund Goldman Sachs U.S. Equity Insights Fund Annual Financial Statements December 31, 2025 Goldman Sachs Variable Insurance Trust

Goldman Sachs Variable Insurance Trust

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 98.5%

Australia – 7.3%
22,179	BHP Group Ltd. (Materials)	$669,343
30,607	Brambles Ltd. (Commercial & Professional Services)	467,379
7,732	Capricorn Metals Ltd. (Materials)*	73,157
2,055	Codan Ltd. (Technology Hardware & Equipment)	38,855
8,359	Commonwealth Bank of Australia (Banks)	892,232
7,204	Develop Global Ltd. (Materials)*	22,258
76,823	Evolution Mining Ltd. (Materials)	642,912
147,549	Glencore PLC (Materials)*	806,601
760	HUB24 Ltd. (Financial Services)	48,625
968	JB Hi-Fi Ltd. (Consumer Discretionary Distribution & Retail)	61,964
7,228	National Australia Bank Ltd. (Banks)	203,228
40,686	Northern Star Resources Ltd. (Materials)	715,978
3,381	Orica Ltd. (Materials)	54,607
27,239	Perenti Ltd. (Materials)	50,558
1,143	Pro Medicus Ltd. (Health Care Equipment & Services)	167,865
22,055	QBE Insurance Group Ltd. (Insurance)	291,996
28,178	Regis Resources Ltd. (Materials)	140,537
18,229	Rio Tinto PLC ADR (Materials)	1,458,867
17,007	Sandfire Resources Ltd. (Materials)*	202,014
45,184	Suncorp Group Ltd. (Insurance)	530,419
16,167	Wesfarmers Ltd. (Consumer Discretionary Distribution & Retail)	870,966
37,844	Westpac Banking Corp. (Banks)	971,135

		9,381,496

Austria – 0.2%
865	BAWAG Group AG (Banks)*(a)	130,281
1,146	Strabag SE (Capital Goods)	108,901

		239,182

Belgium – 0.7%
4,483	KBC Ancora (Banks)	385,104
1,895	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	527,998

		913,102

China – 0.5%
335,000	Fosun International Ltd. (Capital Goods)	188,787
204,000	MMG Ltd. (Materials)*	230,493
299,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	246,318

		665,598

Shares	Description	Value

Common Stocks – (continued)

Denmark – 2.1%
254	AL Sydbank (Banks)	$22,687
22,115	Danske Bank A/S (Banks)	1,104,341
598	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	185,370
856	Gubra A/S (Pharmaceuticals, Biotechnology & Life Sciences)	68,851
449	Jyske Bank A/S (Banks)	61,450
20,788	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,054,336
457	Pandora A/S (Consumer Durables & Apparel)	50,538
245	Ringkjoebing Landbobank A/S (Banks)	59,071
2,191	Scandinavian Tobacco Group A/S (Food, Beverage & Tobacco)(a)	32,875
3,023	Vestas Wind Systems A/S (Capital Goods)	81,764
427	Zealand Pharma A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	31,022

		2,752,305

Finland – 1.9%
45,522	Nokia OYJ (Technology Hardware & Equipment)	293,484
81,927	Nordea Bank Abp (Banks)	1,541,397
16,163	Wartsila OYJ Abp (Capital Goods)	572,245

		2,407,126

France – 10.6%
8,035	Air Liquide SA (Materials)	1,510,211
26,903	AXA SA (Insurance)	1,290,835
106	Christian Dior SE (Consumer Durables & Apparel)	73,775
13,410	Danone SA (Food, Beverage & Tobacco)	1,209,570
1,961	Dassault Aviation SA (Capital Goods)	628,708
15,071	Dassault Systemes (Software & Services)	421,058
442	Eiffage SA (Capital Goods)	63,330
22,055	Engie SA (Utilities)	579,371
2,639	EssilorLuxottica SA (Health Care Equipment & Services)	834,447
263	Gaztransport Et Technigaz SA (Energy)	48,257
560	Hermes International SCA (Consumer Durables & Apparel)	1,390,397
4,198	Klepierre SA REIT (Equity Real Estate Investment Trusts (REITs))	166,095
2,378	Legrand SA (Capital Goods)	353,520

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
372	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	$280,390
2,856	Metropole Television SA (Media & Entertainment)	40,783
735	Nexans SA (Capital Goods)	108,045
5,017	Safran SA (Capital Goods)	1,747,508
3,698	Thales SA (Capital Goods)	997,595
20,654	TotalEnergies SE (Energy)	1,346,600
2,628	Unibail-Rodamco-Westfield REIT (Equity Real Estate Investment Trusts (REITs))*	285,787
6,662	Valeo SE (Automobiles & Components)	90,410
1,149	Viridien (Energy)*	132,088

		13,598,780

Georgia – 0.1%
1,300	TBC Bank Group PLC (Banks)	71,045

Germany – 10.5%
4,685	Allianz SE (Insurance)	2,166,239
2,196	Aumovio SE (Automobiles & Components)*	110,817
10,537	Continental AG (Automobiles & Components)	836,248
37,136	Deutsche Bank AG (Financial Services)	1,431,190
4,016	Deutsche Lufthansa AG (Transportation)	39,453
6,015	Deutsche Telekom AG (Telecommunication Services)	195,795
65,443	E.ON SE (Utilities)	1,239,159
814	Fresenius Medical Care AG (Health Care Equipment & Services)	38,881
4,672	FUCHS SE (Materials)	163,855
5,186	Henkel AG & Co. KGaA (Household & Personal Products)	394,687
10,016	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	437,008
3,922	Knorr-Bremse AG (Capital Goods)	435,116
17,226	Mercedes-Benz Group AG (Automobiles & Components)	1,194,143
1,790	MTU Aero Engines AG (Capital Goods)	742,006
393	Nemetschek SE (Software & Services)	42,519
162	Rheinmetall AG (Capital Goods)	295,552
1,446	SAP SE (Software & Services)	351,333
2,483	Scout24 SE (Media & Entertainment)(a)	249,393
7,054	Siemens AG (Capital Goods)	1,975,661
7,391	Siemens Energy AG (Capital Goods)*	1,036,873

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
851	Volkswagen AG (Automobiles & Components)	$103,930

		13,479,858

Hong Kong – 2.1%
94,600	Bank of East Asia Ltd. (The) (Banks)	161,802
212,000	Dah Sing Banking Group Ltd. (Banks)	290,927
26,000	Dah Sing Financial Holdings Ltd. (Banks)	118,129
11,200	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	585,999
62,300	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	432,781
15,000	Johnson Electric Holdings Ltd. (Automobiles & Components)	57,375
21,903	Prudential PLC (Insurance)	336,936
165,000	Swire Pacific Ltd., Class B (Capital Goods)	245,930
18,200	Swire Properties Ltd. (Real Estate Management & Development)	49,148
339,000	WH Group Ltd. (Food, Beverage & Tobacco)(a)	377,651

		2,656,678

Indonesia – 0.1%
1,600	Jardine Matheson Holdings Ltd. (Capital Goods)	109,192

Italy – 1.6%
16,486	Banca Mediolanum SpA (Financial Services)	374,340
30,366	Banca Monte dei Paschi di Siena SpA (Banks)	323,313
9,318	Credito Emiliano SpA (Banks)	166,476
5,059	FinecoBank Banca Fineco SpA (Banks)	131,076
45,629	Saipem SpA (Energy)(b)	129,176
5,336	UniCredit SpA (Banks)	441,964
19,288	Unipol Assicurazioni SpA (Insurance)	462,751

		2,029,096

Ivory Coast – 0.2%
3,907	Endeavour Mining PLC (Materials)	204,131

Japan – 22.8%
35,600	Acom Co. Ltd. (Financial Services)	112,474
5,800	Advantest Corp. (Semiconductors & Semiconductor Equipment)	733,398
14,300	AGC, Inc. (Capital Goods)	474,241
2,300	ANA Holdings, Inc. (Transportation)	43,681

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
39,400	Asia Pile Holdings Corp. (Materials)	$354,509
36,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	487,128
4,200	Bull-Dog Sauce Co. Ltd. (Food, Beverage & Tobacco)	49,796
5,500	Canon, Inc. (Technology Hardware & Equipment)	162,737
9,100	Chudenko Corp. (Capital Goods)	261,832
15,900	Chugin Financial Group, Inc. (Banks)	251,073
4,100	Computer Engineering & Consulting Ltd. (Software & Services)	64,134
1,900	Cosmo Energy Holdings Co. Ltd. (Energy)	50,678
9,000	Daido Metal Co. Ltd. (Automobiles & Components)	56,308
1,400	Daifuku Co. Ltd. (Capital Goods)	44,066
14,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	301,531
11,400	Daikyonishikawa Corp. (Automobiles & Components)	58,015
23,300	Daito Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	201,501
5,200	Daitron Co. Ltd. (Technology Hardware & Equipment)	80,617
6,300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	209,279
23,500	Daiwa Securities Group, Inc. (Financial Services)	205,949
3,100	Electric Power Development Co. Ltd. (Utilities)	62,688
155,900	ENEOS Holdings, Inc. (Energy)	1,103,009
4,800	FANUC Corp. (Capital Goods)	186,796
3,900	First Bank of Toyama Ltd. (The) (Banks)	45,270
3,900	FJ Next Holdings Co. Ltd. (Consumer Durables & Apparel)	36,075
3,600	Focus Systems Corp. (Software & Services)	41,718
4,500	Fuji Electric Co. Ltd. (Capital Goods)	341,258
42,400	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	899,661
1,100	Fujikura Ltd. (Capital Goods)	121,985
9,300	Fujitsu Ltd. (Software & Services)	255,591
18,900	Gecoss Corp. (Capital Goods)	175,161
4,400	Gunma Bank Ltd. (The) (Banks)	48,614
16,700	Haseko Corp. (Consumer Durables & Apparel)	331,796

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
1,900	Heiwa Corp. (Consumer Services)	$24,648
24,300	Hirakawa Hewtech Corp. (Capital Goods)	445,630
4,700	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	138,931
17,000	Hitachi Ltd. (Capital Goods)	533,147
4,700	Hokuriku Electric Power Co. (Utilities)	29,369
9,800	Honeys Holdings Co. Ltd. (Consumer Discretionary Distribution & Retail)	95,647
4,900	Inaba Seisakusho Co. Ltd. (Commercial & Professional Services)	49,895
1,200	Iriso Electronics Co. Ltd. (Technology Hardware & Equipment)	24,636
38,900	Isuzu Motors Ltd. (Automobiles & Components)	607,117
5,800	IwaiCosmo Holdings, Inc. (Financial Services)	121,272
4,200	Japan Material Co. Ltd. (Semiconductors & Semiconductor Equipment)	41,510
30,800	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,107,023
24,300	JX Advanced Metals Corp. (Materials)	303,776
4,900	Kajima Corp. (Capital Goods)	182,709
2,400	Kawai Musical Instruments Manufacturing Co. Ltd. (Consumer Durables & Apparel)	42,064
35,800	KDDI Corp. (Telecommunication Services)	619,616
4,300	Komori Corp. (Capital Goods)	43,564
2,900	Kyokuto Boeki Kaisha Ltd. (Capital Goods)	34,139
4,300	Kyoto Financial Group, Inc. (Banks)	94,175
16,300	Kyushu Electric Power Co., Inc. (Utilities)	174,873
200	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	38,109
8,400	Mabuchi Motor Co. Ltd. (Capital Goods)	77,253
4,400	Matsui Construction Co. Ltd. (Capital Goods)	42,333
9,000	Meiwa Estate Co. Ltd. (Consumer Durables & Apparel)	65,360
9,500	Mitsubishi Corp. (Capital Goods)	217,291
43,700	Mitsubishi Electric Corp. (Capital Goods)	1,274,155
15,600	Mitsubishi Heavy Industries Ltd. (Capital Goods)	380,834
3,000	Mitsui E&S Co. Ltd. (Capital Goods)	107,099

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
11,100	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	$126,143
2,400	Modec, Inc. (Energy)	182,195
28,200	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	582,836
700	Musashino Bank Ltd. (The) (Banks)	21,748
2,600	Nabtesco Corp. (Capital Goods)	62,280
7,000	NEC Capital Solutions Ltd. (Financial Services)	180,229
15,100	NEC Corp. (Software & Services)	510,916
27,500	NGK Insulators Ltd. (Capital Goods)	590,130
29,700	Nikkiso Co. Ltd. (Capital Goods)	301,687
20,200	Nippon Signal Co. Ltd. (Technology Hardware & Equipment)	168,882
92,100	Nippon Thompson Co. Ltd. (Capital Goods)	480,867
15,300	Nomura Holdings, Inc. (Financial Services)	127,456
2,000	Nomura Research Institute Ltd. (Software & Services)	76,109
508,700	NTT, Inc. (Telecommunication Services)	513,528
18,900	Obayashi Corp. (Capital Goods)	395,538
34,100	ORIX Corp. (Financial Services)	997,332
1,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	96,151
14,600	Procrea Holdings, Inc. (Banks)	203,112
5,200	QB Net Holdings Co. Ltd. (Consumer Services)	46,217
2,400	Rasa Corp. (Capital Goods)	27,903
27,900	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	382,142
4,500	Ricoh Co. Ltd. (Technology Hardware & Equipment)	39,596
4,000	San ju San Financial Group, Inc. (Banks)	112,446
14,000	SBI Holdings, Inc. (Financial Services)	301,700
2,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	224,030
4,600	Seikitokyu Kogyo Co. Ltd. (Capital Goods)	48,407
1,800	Shiga Bank Ltd. (The) (Banks)	82,475
2,900	Shikoku Bank Ltd. (The) (Banks)	32,581

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
5,600	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	$120,396
3,100	Shin-Etsu Chemical Co. Ltd. (Materials)	96,290
10,100	Shinsho Corp. (Capital Goods)	162,862
6,900	Soda Nikka Co. Ltd. (Capital Goods)	47,719
44,800	SoftBank Corp. (Telecommunication Services)	61,509
22,400	SoftBank Group Corp. (Telecommunication Services)	628,395
16,800	Sompo Holdings, Inc. (Insurance)	570,229
3,700	Sony Group Corp. (Consumer Durables & Apparel)	94,909
2,300	Space Co. Ltd. (Commercial & Professional Services)	22,838
1,300	SRA Holdings (Software & Services)	43,610
5,500	Subaru Corp. (Automobiles & Components)	118,422
3,800	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	34,764
27,000	Sumitomo Electric Industries Ltd. (Automobiles & Components)	1,087,487
12,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	389,153
1,800	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	26,583
27,200	Suzuki Co. Ltd. (Technology Hardware & Equipment)(b)	418,496
15,400	Taiho Kogyo Co. Ltd. (Automobiles & Components)	80,294
42,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,326,487
1,800	Tazmo Co. Ltd. (Semiconductors & Semiconductor Equipment)	23,654
37,700	TDK Corp. (Technology Hardware & Equipment)	533,370
2,100	Tokai Corp. (Health Care Equipment & Services)	33,709
10,500	Tokyo Century Corp. (Financial Services)	136,138
600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	133,636
4,700	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	42,935
12,300	TOPPAN Holdings, Inc. (Commercial & Professional Services)	365,638

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
6,800	Tosho Co. Ltd. (Consumer Services)	$33,825
3,700	Tosoh Corp. (Materials)	55,601
800	Toyota Motor Corp. (Automobiles & Components)	17,182
1,900	Trend Micro, Inc. (Software & Services)	78,911
1,300	Tsuruha Holdings, Inc. (Consumer Staples Distribution & Retail)	23,885
13,100	Tv Tokyo Holdings Corp. (Media & Entertainment)	384,213
4,100	West Japan Railway Co. (Transportation)	81,693
4,000	Yamae Group Holdings Co. Ltd. (Consumer Discretionary Distribution & Retail)	64,715
2,200	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	82,051
12,800	Yokohama Financial Group, Inc. (Banks)	105,818

		29,210,797

Netherlands – 4.1%
780	ASM International NV (Semiconductors & Semiconductor Equipment)	472,208
3,312	ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,568,749
1,602	EXOR NV (Financial Services)	136,081
35,619	ING Groep NV (Banks)	1,001,188
2,735	NSI NV REIT (Equity Real Estate Investment Trusts (REITs))	62,259
173	Wolters Kluwer NV (Commercial & Professional Services)	17,919

		5,258,404

New Zealand – 0.3%
11,963	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	259,919
60,148	TOWER Ltd. (Insurance)	69,953

		329,872

Nigeria – 0.1%
15,716	Airtel Africa PLC (Telecommunication Services)(a)	75,284

Norway – 0.5%
2,596	DNB Bank ASA (Banks)	72,327
11,239	Kongsberg Gruppen ASA (Capital Goods)	288,002
6,481	Orkla ASA (Food, Beverage & Tobacco)	72,171
1,248	Wilh Wilhelmsen Holding ASA, Class A (Transportation)	73,048

Shares	Description	Value

Common Stocks – (continued)

Norway – (continued)
31,029	Zaptec ASA (Capital Goods)*	$76,270

		581,818

Portugal – 0.2%
250,810	Banco Comercial Portugues SA, Class R (Banks)	264,017

Singapore – 0.8%
38,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	583,802
7,600	Singapore Technologies Engineering Ltd. (Capital Goods)	49,659
108,600	Singapore Telecommunications Ltd. (Telecommunication Services)	384,227

		1,017,688

South Africa – 0.2%
7,063	Anglo American PLC (Materials)	292,144

Spain – 1.8%
6,057	Aena SME SA (Transportation)(a)	169,238
37,190	Banco Bilbao Vizcaya Argentaria SA (Banks)	872,375
20,071	CaixaBank SA (Banks)	245,391
12,293	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)	810,904
49,094	Unicaja Banco SA (Banks)(a)	159,752

		2,257,660

Sweden – 4.3%
11,651	Atlas Copco AB, Class B (Capital Goods)	186,261
7,502	Boliden AB (Materials)*	415,583
19,933	Epiroc AB, Class B (Capital Goods)	401,024
12,075	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary Distribution & Retail)	242,030
2,931	Hanza AB (Technology Hardware & Equipment)	40,319
1,309	Industrivarden AB, Class A (Financial Services)	58,641
11,612	Investor AB, Class A (Financial Services)	411,742
19,317	Investor AB, Class B (Financial Services)	688,373
27,004	Sandvik AB (Capital Goods)	872,259
7,592	SKF AB, Class B (Capital Goods)	200,951
37,479	Svenska Handelsbanken AB, Class A (Banks)	542,979
11,925	Swedbank AB, Class A (Banks)	413,738

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
111,442	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	$1,084,558

		5,558,458

Switzerland – 4.5%
22,826	ABB Ltd. (Capital Goods)	1,682,677
1,772	Cie Financiere Richemont SA (Consumer Durables & Apparel)	382,134
140	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	94,391
592	Schindler Holding AG (Capital Goods)	209,474
1,042	Schindler Holding AG Participation Certificates (Capital Goods)	391,860
5,345	SGS SA (Commercial & Professional Services)	613,113
1,092	Sonova Holding AG (Health Care Equipment & Services)	282,464
35,017	UBS Group AG (Financial Services)	1,616,896
422	Zurich Insurance Group AG (Insurance)	319,328

		5,592,337

United Kingdom – 10.6%
23,144	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,127,628
4,017	Babcock International Group PLC (Capital Goods)	66,943
20,376	BAE Systems PLC (Capital Goods)	468,955
13,534	Beazley PLC (Insurance)	151,345
6,237	British American Tobacco PLC (Food, Beverage & Tobacco)	353,580
16,084	Compass Group PLC (Consumer Services)	509,623
10,833	easyJet PLC (Transportation)	74,314
99,361	HSBC Holdings PLC (Banks)	1,563,541
28,047	Imperial Brands PLC (Food, Beverage & Tobacco)	1,177,700
3,156	InterContinental Hotels Group PLC (Consumer Services)	443,509
6,538	Intertek Group PLC (Commercial & Professional Services)	405,465
9,126	Investec PLC (Financial Services)	67,741
2,581	Keller Group PLC (Capital Goods)	57,961
56,254	Kingfisher PLC (Consumer Discretionary Distribution & Retail)	236,804
2,860	Lancashire Holdings Ltd. (Insurance)	24,669

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,206,367	Lloyds Banking Group PLC (Banks)	$1,595,680
43,973	National Grid PLC (Utilities)	674,480
99,227	NatWest Group PLC (Banks)	870,448
2,603	Next PLC (Consumer Discretionary Distribution & Retail)	479,213
1,802	Oxford Instruments PLC (Technology Hardware & Equipment)	49,411
15,022	RELX PLC (Commercial & Professional Services)	605,189
28,859	Rolls-Royce Holdings PLC (Capital Goods)	446,326
1,675	Smiths Group PLC (Capital Goods)	52,981
67,474	Tesco PLC (Consumer Staples Distribution & Retail)	401,257
40,890	Vodafone Group PLC ADR (Telecommunication Services)	540,157

		13,444,920

United States – 10.4%
10,292	Alcon AG (Health Care Equipment & Services)	814,387
27,261	BP PLC ADR (Energy)	946,775
1,990	Carnival PLC ADR (Consumer Services)*	60,357
19,105	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	936,909
5,699	Holcim AG (Materials)*	554,799
25,470	Nestle SA (Food, Beverage & Tobacco)	2,528,130
16,190	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,230,917
11,406	PureTech Health PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	19,218
3,567	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)	162,216
5,228	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,159,009
16,727	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,618,426
914	Shell PLC (Energy)	33,858
1,575	Spotify Technology SA (Media & Entertainment)*	914,618
28,990	Tenaris SA (Energy)	559,387

		13,539,006

TOTAL COMMON STOCKS (Cost $104,065,321)		125,929,994

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Rate	Value

Preferred Stock – 0.2%

Germany – 0.2%
888	Sartorius AG (Pharmaceuticals, Biotechnology & Life Sciences)
(Cost $246,350)		0.30%	$ 255,713

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $104,311,671)			126,185,707

Shares	Dividend Rate

Securities Lending Reinvestment Vehicle – 0.4%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
552,960	3.686%	552,960
(Cost $552,960)

TOTAL INVESTMENTS – 99.1%
(Cost $104,864,631)		$126,738,667

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		1,098,543

NET ASSETS – 100.0%		$127,837,210

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	24.0%
Industrials	20.1
Health Care	12.8
Information Technology	10.0
Consumer Discretionary	8.9
Materials	7.2
Consumer Staples	6.1
Communication Services	3.6
Energy	3.6
Utilities	2.2
Real Estate	1.1
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	9	03/20/26	$617,791	$7,048
FTSE 100 Index	2	03/20/26	268,000	2,822
MSCI Singapore Index	1	01/29/26	34,678	(139)
SPI 200 Index	1	03/19/26	144,748	802
TOPIX Index	1	03/12/26	217,920	2,242

Total Futures Contracts				$12,775

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST-LARGE CAP VALUE FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 99.2%

Aerospace & Defense – 1.5%
13,315	Woodward, Inc.	$4,025,391

Banks – 9.8%
153,852	Bank of America Corp.	8,461,860
27,874	Citigroup, Inc.	3,252,617
35,568	JPMorgan Chase & Co.	11,460,721
30,890	Southsate Bank Corp.	2,907,058

		26,082,256

Beverages – 1.0%
38,388	Coca-Cola Co. (The)	2,683,705

Biotechnology – 1.0%
1,510	Argenx SE ADR (Netherlands)*	1,269,835
2,580	Madrigal Pharmaceuticals, Inc.*	1,502,437

		2,772,272

Broadline Retail – 3.4%
38,868	Amazon.com, Inc.*	8,971,512

Building Products – 0.5%
13,291	Builders FirstSource, Inc.*	1,367,511

Capital Markets – 4.2%
31,429	Jefferies Financial Group, Inc.	1,947,655
33,805	Morgan Stanley	6,001,402
32,238	Nasdaq, Inc.	3,131,277

		11,080,334

Chemicals – 2.0%
10,330	Sherwin-Williams Co. (The)	3,347,230
42,352	Solstice Advanced Materials, Inc.*	2,057,460

		5,404,690

Commercial Services & Supplies – 1.5%
22,383	Waste Connections, Inc.	3,925,083

Communications Equipment – 0.8%
15,726	Arista Networks, Inc.*	2,060,578

Construction Materials – 1.2%
5,101	Martin Marietta Materials, Inc.	3,176,189

Consumer Finance – 3.0%
7,151	American Express Co.	2,645,513
21,956	Capital One Financial Corp.	5,321,256

		7,966,769

Consumer Staples Distribution & Retail – 3.1%
73,906	Walmart, Inc.	8,233,867

Containers & Packaging – 1.0%
69,610	International Paper Co.	2,741,938

Electric Utilities – 2.9%
52,115	NextEra Energy, Inc.	4,183,792
97,209	PPL Corp.	3,404,259

		7,588,051

Electrical Equipment – 4.1%
13,676	Eaton Corp. PLC	4,355,943
4,080	GE Vernova, Inc.	2,666,566
10,136	Rockwell Automation, Inc.	3,943,613

		10,966,122

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – 1.3%
10,779	Coherent Corp.*	$1,989,480
6,923	Jabil, Inc.	1,578,582

		3,568,062

Financial Services – 2.7%
10,867	Berkshire Hathaway, Inc., Class B*	5,462,298
54,619	Klarna Group PLC (United Kingdom)*	1,579,035

		7,041,333

Ground Transportation – 2.5%
76,015	CSX Corp.	2,755,544
24,770	Old Dominion Freight Line, Inc.	3,883,936

		6,639,480

Health Care Equipment & Supplies – 3.6%
45,482	Abbott Laboratories	5,698,440
41,573	Boston Scientific Corp.*	3,963,985

		9,662,425

Hotels, Restaurants & Leisure – 1.4%
42,739	Starbucks Corp.	3,599,051

Household Products – 2.5%
45,954	Procter & Gamble Co. (The)	6,585,668

Industrial Conglomerates – 3.3%
29,392	3M Co.	4,705,659
20,227	Honeywell International, Inc.	3,946,086

		8,651,745

Industrial REITs – 1.8%
37,351	Prologis, Inc. REIT	4,768,229

Insurance – 2.8%
22,432	Marsh & McLennan Cos., Inc.	4,161,585
11,172	Travelers Cos., Inc. (The)	3,240,550

		7,402,135

Interactive Media & Services – 7.9%
47,333	Alphabet, Inc., Class A	14,815,229
9,487	Meta Platforms, Inc., Class A	6,262,274

		21,077,503

IT Services – 1.5%
13,731	International Business Machines Corp.	4,067,259

Life Sciences Tools & Services – 2.8%
23,417	Agilent Technologies, Inc.	3,186,351
7,182	Thermo Fisher Scientific, Inc.	4,161,610

		7,347,961

Machinery – 2.4%
10,974	Caterpillar, Inc.	6,286,675

Multi-Utilities – 1.2%
33,111	Ameren Corp.	3,306,464

Oil, Gas & Consumable Fuels – 4.7%
40,012	Chevron Corp.	6,098,229
17,787	DT Midstream, Inc.	2,128,748
38,129	Expand Energy Corp.	4,207,916

		12,434,893

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 4.5%
22,916	AstraZeneca PLC ADR (United Kingdom)	$2,106,668
47,223	Johnson & Johnson	9,772,800

		11,879,468

Residential REITs – 0.9%
12,785	AvalonBay Communities, Inc. REIT	2,318,048

Semiconductors & Semiconductor Equipment – 4.9%
10,673	Lam Research Corp.	1,827,004
27,679	Marvell Technology, Inc.	2,352,161
9,770	Micron Technology, Inc.	2,788,456
20,402	NVIDIA Corp.	3,804,973
12,035	Teradyne, Inc.	2,329,495

		13,102,089

Software – 1.6%
2,002	AppLovin Corp., Class A*	1,348,988
11,396	Salesforce, Inc.	3,018,914

		4,367,902

Specialty Retail – 2.9%
12,404	Home Depot, Inc. (The)	4,268,216
23,183	TJX Cos., Inc. (The)	3,561,141

		7,829,357

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services – 1.0%
12,727	T-Mobile US, Inc.	$2,584,090

TOTAL COMMON STOCKS (Cost $203,179,814)		263,566,105

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)

Goldman Sachs Financial Square Government Fund – Institutional Shares
1,494,932	3.686%	1,494,932

(Cost $1,494,932)

TOTAL INVESTMENTS – 99.8% (Cost $204,674,746)		$265,061,037

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		536,428

NET ASSETS – 100.0%		$265,597,465

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST-MID CAP GROWTH FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 96.9%

Aerospace & Defense – 8.2%
2,551	Axon Enterprise, Inc.*	$1,448,789
10,335	Howmet Aerospace, Inc.	2,118,882
9,530	Rocket Lab Corp.*	664,813
3,251	Woodward, Inc.	982,842

		5,215,326

Beverages – 1.0%
6,710	Coca-Cola Europacific Partners PLC (United Kingdom)	608,597

Biotechnology – 5.6%
1,158	Alnylam Pharmaceuticals, Inc.*	460,479
506	Argenx SE ADR (Netherlands)*	425,520
5,488	Insmed, Inc.*	955,131
773	Madrigal Pharmaceuticals, Inc.*	450,149
3,460	Neurocrine Biosciences, Inc.*	490,732
4,163	REVOLUTION Medicines, Inc.*	331,583
21,384	Roivant Sciences Ltd.*	464,033

		3,577,627

Building Products – 0.5%
2,893	Builders FirstSource, Inc.*	297,661

Capital Markets – 4.7%
56,587	Blue Owl Capital, Inc.	845,410
11,053	Jefferies Financial Group, Inc.	684,954
2,508	MSCI, Inc.	1,438,915

		2,969,279

Chemicals – 1.0%
13,647	Solstice Advanced Materials, Inc.*	662,971

Construction & Engineering – 3.1%
4,630	Quanta Services, Inc.	1,954,138

Construction Materials – 1.9%
1,982	Martin Marietta Materials, Inc.	1,234,112

Consumer Staples Distribution & Retail – 0.6%
693	Casey’s General Stores, Inc.	383,028

Electrical Equipment – 5.5%
3,029	Rockwell Automation, Inc.	1,178,493
14,446	Vertiv Holdings Co., Class A	2,340,396

		3,518,889

Electronic Equipment, Instruments & Components – 4.0%
5,056	Coherent Corp.*	933,186
4,568	Jabil, Inc.	1,041,595
23,606	Mirion Technologies, Inc.*	552,853

		2,527,634

Entertainment – 4.1%
8,903	Live Nation Entertainment, Inc.*	1,268,678
7,479	ROBLOX Corp., Class A*	606,023
3,520	TKO Group Holdings, Inc.	735,680

		2,610,381

Financial Services – 2.6%
3,517	Corpay, Inc.*	1,058,371
7,658	Klarna Group PLC (United Kingdom)*	221,392

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
19,953	Rocket Cos., Inc., Class A	$386,290

		1,666,053

Ground Transportation – 1.5%
5,922	Old Dominion Freight Line, Inc.	928,570

Health Care Equipment & Supplies – 3.3%
13,742	Dexcom, Inc.*	912,057
4,135	Insulet Corp.*	1,175,332

		2,087,389

Health Care Providers & Services – 5.7%
7,986	Cencora, Inc.	2,697,272
8,945	Guardant Health, Inc.*	913,642

		3,610,914

Health Care Technology – 1.5%
4,355	Veeva Systems, Inc., Class A*	972,167

Hotels, Restaurants & Leisure – 9.6%
11,361	Cava Group, Inc.*	666,777
4,651	DoorDash, Inc., Class A*	1,053,358
28,780	DraftKings, Inc., Class A*	991,759
6,341	Hilton Worldwide Holdings, Inc.	1,821,452
2,476	Royal Caribbean Cruises Ltd.	690,606
3,507	Wingstop, Inc.	836,384

		6,060,336

Household Durables – 0.6%
3,916	Lennar Corp., Class A	402,565

Independent Power and Renewable Electricity Producers – 2.7%
10,433	Vistra Corp.	1,683,156

Interactive Media & Services – 2.3%
6,438	Reddit, Inc., Class A*	1,479,903

IT Services – 2.7%
8,588	Cloudflare, Inc., Class A*	1,693,124

Life Sciences Tools & Services – 2.7%
6,643	Agilent Technologies, Inc.	903,913
561	Mettler-Toledo International, Inc.*	782,141

		1,686,054

Machinery – 0.6%
2,110	ITT, Inc.	366,106

Oil, Gas & Consumable Fuels – 1.4%
7,872	Expand Energy Corp.	868,754

Personal Care Products – 0.7%
6,070	elf Beauty, Inc.*	461,563

Semiconductors & Semiconductor Equipment – 2.9%
4,327	Marvell Technology, Inc.	367,708
718	Monolithic Power Systems, Inc.	650,767
4,112	Teradyne, Inc.	795,919

		1,814,394

Software – 6.2%
6,902	Datadog, Inc., Class A*	938,603
527	Fair Isaac Corp.*	890,957
13,415	Samsara, Inc., Class A*	475,562
1,746	Tyler Technologies, Inc.*	792,596

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
3,699	Zscaler, Inc.*	$831,979

		3,929,697

Specialty Retail – 5.5%
3,575	Carvana Co.*	1,508,722
4,579	Five Below, Inc.*	862,500
6,379	Ross Stores, Inc.	1,149,113

		3,520,335

Textiles, Apparel & Luxury Goods – 1.1%
14,606	On Holding AG, Class A (Switzerland)*	678,887

Trading Companies & Distributors – 3.1%
27,532	Fastenal Co.	1,104,859
1,036	United Rentals, Inc.	838,456

		1,943,315

TOTAL COMMON STOCKS (Cost $50,527,164)		61,412,925

Shares	Dividend Rate	Value

Investment Company – 3.0%(a)

Goldman Sachs Financial Square Government Fund – Institutional Shares
1,911,362	3.686%	1,911,362
(Cost $1,911,362)

TOTAL INVESTMENTS – 99.9% (Cost $52,438,526)		$63,324,287

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		48,911

NET ASSETS – 100.0%		$63,373,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST-MID CAP VALUE FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 98.8%

Aerospace & Defense – 1.8%
26,834	L3Harris Technologies, Inc.	$7,877,657

Automobile Components – 1.1%
64,352	Aptiv PLC*	4,896,544

Automobiles – 0.5%
167,745	Ford Motor Co.	2,200,814

Banks – 4.2%
140,904	Fifth Third Bancorp	6,595,716
192,388	First Horizon Corp.	4,598,073
38,721	Southsate Bank Corp.	3,644,034
29,199	Wintrust Financial Corp.	4,082,604

		18,920,427

Beverages – 2.3%
113,547	Coca-Cola Europacific Partners PLC (United Kingdom)	10,298,713

Biotechnology – 0.5%
28,879	REVOLUTION Medicines, Inc.*	2,300,212

Broadline Retail – 1.4%
72,164	eBay, Inc.	6,285,484

Building Products – 1.2%
50,461	Builders FirstSource, Inc.*	5,191,932

Capital Markets – 4.4%
197,712	Invesco Ltd.	5,193,894
61,067	Jefferies Financial Group, Inc.	3,784,322
35,318	Nasdaq, Inc.	3,430,438
36,019	Raymond James Financial, Inc.	5,784,291
13,183	Robinhood Markets, Inc., Class A*	1,490,997

		19,683,942

Chemicals – 2.4%
44,909	RPM International, Inc.	4,670,536
59,214	Solstice Advanced Materials, Inc.*	2,876,616
44,377	Westlake Corp.	3,281,236

		10,828,388

Construction Materials – 2.1%
15,345	Martin Marietta Materials, Inc.	9,554,718

Consumer Finance – 1.2%
64,516	Synchrony Financial	5,382,570

Consumer Staples Distribution & Retail – 2.6%
8,370	Casey’s General Stores, Inc.	4,626,183
79,249	Performance Food Group Co.*	7,126,070

		11,752,253

Containers & Packaging – 1.6%
180,313	International Paper Co.	7,102,529

Electric Utilities – 3.0%
53,806	Exelon Corp.	2,345,403
12,446	NRG Energy, Inc.	1,981,901
202,774	PG&E Corp.	3,258,578
163,879	PPL Corp.	5,739,043

		13,324,925

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 4.2%
37,743	AMETEK, Inc.	$7,749,016
27,845	Rockwell Automation, Inc.	10,833,654

		18,582,670

Electronic Equipment, Instruments & Components – 3.9%
30,188	Coherent Corp.*	5,571,799
124,965	Ingram Micro Holding Corp.(a)	2,666,753
12,672	Jabil, Inc.	2,889,470
262,865	Mirion Technologies, Inc.*	6,156,298

		17,284,320

Entertainment – 1.2%
16,417	Live Nation Entertainment, Inc.*	2,339,423
14,789	TKO Group Holdings, Inc.	3,090,901

		5,430,324

Financial Services – 3.4%
98,769	Corebridge Financial, Inc.	2,979,861
50,444	Fidelity National Information Services, Inc.	3,352,508
45,298	Global Payments, Inc.	3,506,065
273,287	Rocket Cos., Inc., Class A	5,290,836

		15,129,270

Ground Transportation – 1.2%
34,547	Old Dominion Freight Line, Inc.	5,416,970

Health Care Equipment & Supplies – 0.3%
23,707	Dexcom, Inc.*	1,573,434

Health Care Providers & Services – 3.8%
22,277	Cencora, Inc.	7,524,057
11,909	Humana, Inc.	3,050,252
37,375	Quest Diagnostics, Inc.	6,485,684

		17,059,993

Health Care REITs – 0.5%
28,309	Ventas, Inc. REIT	2,190,550

Hotels, Restaurants & Leisure – 0.5%
30,786	Wyndham Hotels & Resorts, Inc.	2,326,190

Household Durables – 1.7%
28,842	D.R. Horton, Inc.	4,154,113
29,949	SharkNinja, Inc.*	3,351,293

		7,505,406

Industrial REITs – 0.5%
158,112	Americold Realty Trust, Inc. REIT	2,033,320

Insurance – 4.3%
36,532	American Financial Group, Inc.	4,993,194
28,371	Arch Capital Group Ltd.*	2,721,346
35,366	Globe Life, Inc.	4,946,289
56,048	Prudential Financial, Inc.	6,326,698

		18,987,527

Life Sciences Tools & Services – 2.5%
51,696	Agilent Technologies, Inc.	7,034,275
3,071	Mettler-Toledo International, Inc.*	4,281,557

		11,315,832

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Machinery – 3.4%
14,335	IDEX Corp.	$2,550,770
56,682	Ingersoll Rand, Inc.	4,490,348
18,005	ITT, Inc.	3,124,047
66,482	Stanley Black & Decker, Inc.	4,938,283

		15,103,448

Media – 1.0%
55,393	Omnicom Group, Inc.	4,472,985

Metals & Mining – 1.1%
28,188	Steel Dynamics, Inc.	4,776,457

Multi-Utilities – 4.8%
27,243	Ameren Corp.	2,720,486
77,528	CMS Energy Corp.	5,421,533
173,688	NiSource, Inc.	7,253,211
73,236	Public Service Enterprise Group, Inc.	5,880,851

		21,276,081

Oil, Gas & Consumable Fuels – 8.3%
169,921	BKV Corp. (Thailand)*	4,613,355
24,025	Diamondback Energy, Inc.	3,611,678
34,345	DT Midstream, Inc.	4,110,410
22,040	EOG Resources, Inc.	2,314,420
56,857	Expand Energy Corp.	6,274,739
38,479	HF Sinclair Corp.	1,773,112
46,210	Kinetik Holdings, Inc.(a)	1,665,871
162,722	Permian Resources Corp.	2,282,990
56,133	Phillips 66	7,243,402
16,530	Targa Resources Corp.	3,049,785

		36,939,762

Passenger Airlines – 2.2%
86,730	United Airlines Holdings, Inc.*	9,698,149

Pharmaceuticals – 0.5%
61,834	Royalty Pharma PLC, Class A	2,389,266

Real Estate Management & Development – 0.6%
17,208	CBRE Group, Inc., Class A*	2,766,874

Residential REITs – 2.7%
131,001	American Homes 4 Rent, Class A REIT	4,205,132
28,820	AvalonBay Communities, Inc. REIT	5,225,354
19,061	Mid-America Apartment Communities, Inc. REIT	2,647,764

		12,078,250

Retail REITs – 0.8%
63,453	Realty Income Corp. REIT	3,576,846

Semiconductors & Semiconductor Equipment – 1.8%
42,638	Marvell Technology, Inc.	3,623,377
21,854	Teradyne, Inc.	4,230,060

		7,853,437

Software – 0.6%
65,921	Dynatrace, Inc.*	2,857,016

Specialized REITs – 3.0%
31,501	Digital Realty Trust, Inc. REIT	4,873,520
30,015	Extra Space Storage, Inc. REIT	3,908,553

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)
165,460	VICI Properties, Inc. REIT	$4,652,735

		13,434,808

Specialty Retail – 2.4%
60,530	Ross Stores, Inc.	10,903,874

Technology Hardware, Storage & Peripherals – 2.5%
182,287	Hewlett Packard Enterprise Co.	4,378,534
39,050	Western Digital Corp.	6,727,143

		11,105,677

Textiles, Apparel & Luxury Goods – 1.3%
45,085	Tapestry, Inc.	5,760,510

Trading Companies & Distributors – 3.5%
145,889	Fastenal Co.	5,854,526
12,319	United Rentals, Inc.	9,970,013

		15,824,539

TOTAL COMMON STOCKS (Cost $370,542,984)		441,254,893

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
4,349,549	3.686%	4,349,549

(Cost $4,349,549)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $374,892,533)		445,604,442

Securities Lending Reinvestment Vehicle – 0.4%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
1,695,525	3.686%	1,695,525

(Cost $1,695,525)

TOTAL INVESTMENTS – 100.2% (Cost $376,588,058)		$447,299,967

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,057,847)

NET ASSETS – 100.0%		$446,242,120

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 98.0%

Aerospace & Defense – 1.6%
806	Astronics Corp.*	$43,718
5,262	Kratos Defense & Security Solutions, Inc.*	399,438
9,441	Mercury Systems, Inc.*	689,287
5,943	Moog, Inc., Class A	1,447,418
39,154	Redwire Corp.*(a)	297,570

		2,877,431

Automobile Components – 1.4%
29,660	Adient PLC*	568,582
44,822	American Axle & Manufacturing Holdings, Inc.*	287,309
693	Cooper-Standard Holdings, Inc.*	22,751
16,345	Dana, Inc.	388,357
1,120	Gentherm, Inc.*	40,735
8,888	LCI Industries	1,078,470
36,811	Solid Power, Inc.*	156,447

		2,542,651

Banks – 8.0%
10,807	Ameris Bancorp	802,636
28,069	Associated Banc-Corp.	723,057
3,077	BancFirst Corp.	326,223
6,038	Bank of Hawaii Corp.	412,818
80,181	Capitol Federal Financial, Inc.	546,033
1,964	Central Pacific Financial Corp.	61,198
1,157	Chemung Financial Corp.	64,561
1,204	ChoiceOne Financial Services, Inc.	35,542
5,216	Community Trust Bancorp, Inc.	294,704
4,779	Dime Community Bancshares, Inc.	143,800
3,581	FB Financial Corp.	199,820
500	Fidelity D&D Bancorp, Inc.	21,765
584	First Bancorp, Inc. (The)	15,441
24,905	First Financial Bancorp	623,123
15,126	First Financial Bankshares, Inc.	451,814
10,678	First Merchants Corp.	400,211
935	Flushing Financial Corp.	14,184
6,032	Glacier Bancorp, Inc.	265,710
6,141	Hancock Whitney Corp.	391,059
12,500	Hanmi Financial Corp.	337,875
20,633	Heritage Commerce Corp.	247,802
1,621	Home Bancorp, Inc.	93,694
25,676	Hope Bancorp, Inc.	281,409
9,722	International Bancshares Corp.	645,930
8,676	Northrim BanCorp, Inc.	230,868
5,385	Origin Bancorp, Inc.	202,530
1,011	Park National Corp.	153,854
15,407	Provident Financial Services, Inc.	304,288
1,122	Red River Bancshares, Inc.	80,144
1,218	Seacoast Banking Corp. of Florida	38,270
8,902	ServisFirst Bancshares, Inc.	639,075
773	SmartFinancial, Inc.	28,593
595	Sound Financial Bancorp, Inc.	25,960
5,807	Southern First Bancshares, Inc.*	299,177
12,037	Southside Bancshares, Inc.	365,804
8,673	Texas Capital Bancshares, Inc.*	785,253

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
9,394	TriCo Bancshares	$444,994
13,222	TrustCo Bank Corp.	546,465
8,518	Trustmark Corp.	331,776
12,608	United Bankshares, Inc.	484,147
24,163	United Community Banks, Inc.	754,369
881	Univest Financial Corp.	28,844
15,372	Washington Trust Bancorp, Inc.	454,243
19,195	WesBanco, Inc.	638,042
3,496	Westamerica BanCorp	167,214

		14,404,319

Biotechnology – 8.9%
5,985	ACADIA Pharmaceuticals, Inc.*	159,859
14,812	Alector, Inc.*	23,107
102,741	Allogene Therapeutics, Inc.*	140,755
67,788	Amicus Therapeutics, Inc.*	965,301
106,286	Annexon, Inc.*	533,556
1,357	Apogee Therapeutics, Inc.*	102,426
280	Arcellx, Inc.*	18,256
12,676	Arcturus Therapeutics Holdings, Inc.*	77,704
2,820	Arcutis Biotherapeutics, Inc.*	81,893
19,038	Ardelyx, Inc.*	110,992
19,301	Aurinia Pharmaceuticals, Inc. (Canada)*	307,851
2,086	BioCryst Pharmaceuticals, Inc.*	16,271
2,462	Bridgebio Pharma, Inc.*	188,318
1,294	Celcuity, Inc.*	129,064
10,733	Celldex Therapeutics, Inc.*	291,508
8,369	CG oncology, Inc.*	347,481
9,135	Cogent Biosciences, Inc.*	324,475
11,166	Corvus Pharmaceuticals, Inc.*	85,978
3,666	CRISPR Therapeutics AG (Switzerland)*	192,245
19,819	Cullinan Therapeutics, Inc.*	205,127
56,489	Denali Therapeutics, Inc.*	932,633
9,376	Design Therapeutics, Inc.*	87,947
20,667	Dyne Therapeutics, Inc.*	404,247
5,732	Enanta Pharmaceuticals, Inc.*	90,394
3,593	Entrada Therapeutics, Inc.*	36,936
100,232	Erasca, Inc.*	372,863
15,795	Heron Therapeutics, Inc.*	20,533
14,987	Ideaya Biosciences, Inc.*	518,101
15,379	ImmunityBio, Inc.*(a)	30,450
1,827	Immunome, Inc.*	39,244
7,716	Keros Therapeutics, Inc.*	157,098
6,435	Kodiak Sciences, Inc.*	179,923
6,790	Kymera Therapeutics, Inc.*	528,330
39,997	Larimar Therapeutics, Inc.*	152,389
17,099	Lexeo Therapeutics, Inc.*	169,793
1,418	Madrigal Pharmaceuticals, Inc.*	825,758
2,956	MeiraGTx Holdings PLC*	23,500
11,250	Mineralys Therapeutics, Inc.*	408,262
9,414	Mirum Pharmaceuticals, Inc.*	743,612
8,223	Monte Rosa Therapeutics, Inc.*	128,937
24,812	Myriad Genetics, Inc.*	152,594
8,237	Nkarta, Inc.*	15,238
7,434	Nurix Therapeutics, Inc.*	141,023
2,438	Nuvalent, Inc., Class A*	245,238
6,343	Olema Pharmaceuticals, Inc.*	158,575

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
1,796	Praxis Precision Medicines, Inc.*	$529,353
3,096	Protagonist Therapeutics, Inc.*	270,405
3,970	PTC Therapeutics, Inc.*	301,561
28,220	Puma Biotechnology, Inc.*	167,909
2,591	Recursion Pharmaceuticals, Inc., Class A*	10,597
26,324	Relay Therapeutics, Inc.*	222,701
13,939	Rigel Pharmaceuticals, Inc.*	597,007
10,711	Sana Biotechnology, Inc.*	43,594
8,528	Solid Biosciences, Inc.*	48,098
3,261	Spyre Therapeutics, Inc.*	106,830
14,198	Syndax Pharmaceuticals, Inc.*	298,300
1,544	Tectonic Therapeutic, Inc.*	32,208
17,752	TG Therapeutics, Inc.*	529,187
4,609	Travere Therapeutics, Inc.*	176,110
13,461	Vera Therapeutics, Inc.*	681,665
15,766	Veracyte, Inc.*	663,749
15,828	Viridian Therapeutics, Inc.*	492,567

		16,037,626

Broadline Retail – 0.1%
10,712	Kohl’s Corp.	218,632
6,633	Savers Value Village, Inc.*	61,952

		280,584

Building Products – 0.4%
6,712	Griffon Corp.	494,339
2,495	Tecnoglass, Inc.	125,548

		619,887

Capital Markets – 1.8%
38,210	BGC Group, Inc., Class A	341,215
1,495	Cohen & Steers, Inc.	93,856
52,826	GCM Grosvenor, Inc., Class A	597,990
402	Moelis & Co., Class A	27,634
2,064	Piper Sandler Cos.	701,161
16,555	Victory Capital Holdings, Inc., Class A	1,044,455
27,887	WisdomTree, Inc.	339,943

		3,146,254

Chemicals – 1.3%
6,759	Aspen Aerogels, Inc.*	19,128
7,904	Avient Corp.	246,921
12,382	Innospec, Inc.	947,718
11,105	Minerals Technologies, Inc.	676,850
2,760	Perimeter Solutions, Inc.*	75,983
8,411	Stepan Co.	398,345

		2,364,945

Commercial Services & Supplies – 1.2%
13,805	Deluxe Corp.	308,265
17,069	Ennis, Inc.	307,413
33,849	Healthcare Services Group, Inc.*	647,193
421	HNI Corp.	17,699
3,379	Interface, Inc.	94,342
2,064	Liquidity Services, Inc.*	62,560
32,581	Montrose Environmental Group, Inc.*	808,986
1,172	Pitney Bowes, Inc.	12,388

		2,258,846

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – 0.8%
5,608	Applied Optoelectronics, Inc.*	$195,495
3,445	Calix, Inc.*	182,344
35,099	CommScope Holding Co., Inc.*	636,345
20,328	Viavi Solutions, Inc.*	362,245

		1,376,429

Construction & Engineering – 2.4%
719	Arcosa, Inc.	76,444
1,316	Argan, Inc.	412,329
2,201	Dycom Industries, Inc.*	743,718
1,756	Great Lakes Dredge & Dock Corp.*	23,039
383	Limbach Holdings, Inc.*	29,817
9,590	Matrix Service Co.*	112,203
3,066	MYR Group, Inc.*	669,921
10,045	Primoris Services Corp.	1,246,986
14,320	Tutor Perini Corp.	959,726

		4,274,183

Construction Materials – 0.6%
2,057	Knife River Corp.*	144,710
8,082	United States Lime & Minerals, Inc.	967,739

		1,112,449

Consumer Finance – 2.5%
1,677	Dave, Inc.*	371,305
15,417	Encore Capital Group, Inc.*	837,914
7,072	Enova International, Inc.*	1,111,718
2,937	FirstCash Holdings, Inc.	468,099
2,090	LendingClub Corp.*	39,585
744	LendingTree, Inc.*	39,499
8,348	Medallion Financial Corp.	85,901
9,353	Navient Corp.	121,589
9,383	Oportun Financial Corp.*	49,636
18,916	OppFi, Inc.	197,861
21,594	PROG Holdings, Inc.	636,807
10,853	Regional Management Corp.	420,554
2,077	Upstart Holdings, Inc.*	90,827
249	World Acceptance Corp.*	34,957

		4,506,252

Containers & Packaging – 0.3%
33,795	O-I Glass, Inc.*	498,814

Distributors – 0.0%
1,065	Weyco Group, Inc.	32,578

Diversified Consumer Services – 2.5%
1,638	Adtalem Global Education, Inc.*	169,484
8,313	American Public Education, Inc.*	314,231
100,109	European Wax Center, Inc., Class A*	360,393
7,286	Frontdoor, Inc.*	420,329
724	Graham Holdings Co., Class B	795,386
37,350	Laureate Education, Inc.*	1,257,575
4,647	McGraw Hill, Inc.*	76,676
4,532	Mister Car Wash, Inc.*	25,198
6,415	OneSpaWorld Holdings Ltd. (Bahamas)	133,047
20,098	Perdoceo Education Corp.	589,474

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Diversified Consumer Services – (continued)
13,746	Universal Technical Institute, Inc.*	$359,183

		4,500,976

Diversified REITs – 0.0%
2,577	Alpine Income Property Trust, Inc. REIT	43,087

Diversified Telecommunication Services – 0.7%
937	Anterix, Inc.*	20,455
4,722	ATN International, Inc.	107,661
20,409	Bandwidth, Inc., Class A*	315,319
58,457	Liberty Latin America Ltd., Class A (Puerto Rico)*	431,997
27,627	Liberty Latin America Ltd., Class C (Puerto Rico)*	206,098
15,781	Lumen Technologies, Inc.*	122,618

		1,204,148

Electric Utilities – 0.0%
585	Oklo, Inc.*	41,980

Electrical Equipment – 2.1%
10,842	American Superconductor Corp.*	312,033
11,746	Amprius Technologies, Inc.*	92,676
6,596	Array Technologies, Inc.*	60,815
15,808	Bloom Energy Corp., Class A*	1,373,557
12,179	Eos Energy Enterprises, Inc.*	139,571
8,395	Nextpower, Inc., Class A*	731,289
6,495	NuScale Power Corp.*	92,034
26,561	Plug Power, Inc.*	52,325
982	Powell Industries, Inc.	313,042
1,309	Preformed Line Products Co.	270,583
7,709	Thermon Group Holdings, Inc.*	286,467

		3,724,392

Electronic Equipment, Instruments & Components – 4.2%
6,109	908 Devices, Inc.*	32,072
4,147	Advanced Energy Industries, Inc.	868,258
1,128	CTS Corp.	48,357
3,583	Fabrinet (Thailand)*	1,631,268
45,146	Knowles Corp.*	967,479
1,452	Novanta, Inc.*	172,774
4,381	Richardson Electronics Ltd.	47,665
9,327	Sanmina Corp.*	1,399,703
21,760	TTM Technologies, Inc.*	1,501,440
53,466	Vishay Intertechnology, Inc.	774,722

		7,443,738

Energy Equipment & Services – 2.3%
2,634	Archrock, Inc.	68,537
91,533	Borr Drilling Ltd. (Mexico)*	368,878
32,198	Core Laboratories, Inc.	516,134
25,174	Expro Group Holdings NV*	336,073
39,647	Helix Energy Solutions Group, Inc.*	248,587
12,512	Noble Corp. PLC	353,339
38,170	Oceaneering International, Inc.*	917,225
108,327	Patterson-UTI Energy, Inc.	661,878
15,031	Seadrill Ltd. (Norway)*	520,072
853	Tidewater, Inc.*	43,085

Shares	Description	Value

Common Stocks – (continued)

Energy Equipment & Services – (continued)
34,765	Transocean Ltd.*	$143,579

		4,177,387

Entertainment – 0.5%
38,037	AMC Entertainment Holdings, Inc., Class A*	59,338
9,623	CuriosityStream, Inc.	36,567
10,973	Madison Square Garden Entertainment Corp.*	591,335
45,404	Playtika Holding Corp.	179,346
1,917	Starz Entertainment Corp.*	22,429

		889,015

Financial Services – 1.5%
3,806	Alerus Financial Corp.	85,711
23,931	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,067,323
32,344	Burford Capital Ltd.	288,509
13,689	NCR Atleos Corp.*	521,688
27,354	Pagseguro Digital Ltd., Class A (Brazil)	263,692
15,032	Payoneer Global, Inc.*	84,480
13,845	Paysign, Inc.*	71,302
10,496	Remitly Global, Inc.*	144,845
2,207	Velocity Financial, Inc.*	45,817

		2,573,367

Food Products – 0.5%
37,970	BRC, Inc., Class A*	42,147
9,942	Cal-Maine Foods, Inc.	791,085
28,665	SunOpta, Inc. (Canada)*	108,927

		942,159

Gas Utilities – 0.4%
1,032	New Jersey Resources Corp.	47,596
9,663	ONE Gas, Inc.	746,467

		794,063

Ground Transportation – 0.1%
7,958	FTAI Infrastructure, Inc.	36,686
9,456	RXO, Inc.*	119,524

		156,210

Health Care Equipment & Supplies – 4.4%
47,722	Accuray, Inc.*	39,352
11,387	Artivion, Inc.*	519,361
20,153	AtriCure, Inc.*	797,253
106,048	Cerus Corp.*	218,459
2,563	CVRx, Inc.*	18,197
25,550	Delcath Systems, Inc.*	258,055
12,841	Embecta Corp.	152,551
13,684	Glaukos Corp.*	1,545,060
5,514	Haemonetics Corp.*	441,947
30,019	Inogen, Inc.*	201,728
5,537	Integer Holdings Corp.*	434,267
6,768	iRadimed Corp.	658,391
2,505	iRhythm Technologies, Inc.*	444,487
5,021	LeMaitre Vascular, Inc.	407,203
3,354	Novocure Ltd.*	43,367
3,073	PROCEPT BioRobotics Corp.*	96,677

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – (continued)
10,864	Pulmonx Corp.*	$24,009
22,140	RxSight, Inc.*	230,699
16,690	SI-BONE, Inc.*	329,127
7,613	TransMedics Group, Inc.*	926,121

		7,786,311

Health Care Providers & Services – 3.3%
313	Addus HomeCare Corp.*	33,613
24,083	agilon health, Inc.*	16,586
857	Castle Biosciences, Inc.*	33,337
24,801	Community Health Systems, Inc.*	77,379
1,963	CorVel Corp.*	132,836
26,417	Enhabit, Inc.*	243,565
4,339	Fulgent Genetics, Inc.*	113,986
2,674	GeneDx Holdings Corp.*	347,781
12,760	Guardant Health, Inc.*	1,303,306
9,482	HealthEquity, Inc.*	868,646
10,998	Hims & Hers Health, Inc.*	357,105
1,716	Joint Corp. (The)*	14,964
80,806	LifeStance Health Group, Inc.*	568,874
12,829	Nano-X Imaging Ltd. (Israel)*(a)	35,921
171,120	OPKO Health, Inc.*	215,611
13,669	Pennant Group, Inc. (The)*	384,782
21,182	Privia Health Group, Inc.*	502,225
6,351	Progyny, Inc.*	163,094
69,582	Viemed Healthcare, Inc.*	516,994

		5,930,605

Health Care REITs – 0.5%
50,281	Sabra Health Care REIT, Inc. REIT	952,322

Health Care Technology – 0.1%
5,795	Evolent Health, Inc., Class A*	23,180
10,546	Phreesia, Inc.*	178,438

		201,618

Hotel & Resort REITs – 1.4%
81,463	Apple Hospitality REIT, Inc. REIT	965,337
8,367	Braemar Hotels & Resorts, Inc. REIT	24,013
49,182	Chatham Lodging Trust REIT	334,929
69,420	RLJ Lodging Trust REIT	517,179
1,987	Summit Hotel Properties, Inc. REIT	9,677
50,076	Xenia Hotels & Resorts, Inc. REIT	708,075

		2,559,210

Hotels, Restaurants & Leisure – 1.5%
7,214	Bloomin’ Brands, Inc.	44,510
50,243	Brightstar Lottery PLC	777,762
8,387	First Watch Restaurant Group, Inc.*	126,476
44,258	Global Business Travel Group I*	338,574
6,589	Lindblad Expeditions Holdings, Inc.*	95,013
10,154	Red Rock Resorts, Inc., Class A	629,040
1,375	Shake Shack, Inc., Class A*	111,609

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
46,322	Super Group SGHC Ltd. (Guernsey)	$553,548

		2,676,532

Household Durables – 1.1%
12,210	Century Communities, Inc.	724,663
1,839	Champion Homes, Inc.*	155,396
15,280	Dream Finders Homes, Inc., Class A*	261,288
6,592	La-Z-Boy, Inc.	245,684
975	LGI Homes, Inc.*	41,886
6,733	Meritage Homes Corp.	443,031

		1,871,948

Household Products – 0.4%
39,843	Energizer Holdings, Inc.	792,477

Independent Power and Renewable Electricity Producers – 0.7%
4,400	Hallador Energy Co.*	83,776
10,327	Ormat Technologies, Inc.	1,140,824

		1,224,600

Industrial REITs – 0.3%
9,928	LXP Industrial Trust REIT	492,230

Insurance – 2.0%
21,024	AMERISAFE, Inc.	807,532
1,280	HCI Group, Inc.	245,363
296	Investors Title Co.	73,894
628	Lemonade, Inc.*	44,701
16,939	Octave Specialty Group, Inc.*	131,785
15,361	Oscar Health, Inc., Class A*	220,738
4,312	Safety Insurance Group, Inc.	335,948
1,329	Selective Insurance Group, Inc.	111,197
13,099	Stewart Information Services Corp.	920,336
9,284	Tiptree, Inc.	169,619
14,258	Universal Insurance Holdings, Inc.	481,920

		3,543,033

Interactive Media & Services – 0.5%
2,043	EverQuote, Inc., Class A*	55,161
54,791	fuboTV, Inc., Class A*	138,073
20,061	Grindr, Inc. (Singapore)*	271,626
31,355	QuinStreet, Inc.*	450,572
1,563	TripAdvisor, Inc.*	22,757

		938,189

IT Services – 0.4%
11,095	Applied Digital Corp.*	272,049
10,646	BigBear.ai Holdings, Inc.*(a)	57,488
2,618	DigitalOcean Holdings, Inc.*	125,978
20,998	Fastly, Inc., Class A*	213,760

		669,275

Leisure Products – 0.8%
4,291	JAKKS Pacific, Inc.	72,432
21,081	MasterCraft Boat Holdings, Inc.*	398,642
105,595	Peloton Interactive, Inc., Class A*	650,465

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Leisure Products – (continued)
23,263	Topgolf Callaway Brands Corp.*	$271,479

		1,393,018

Life Sciences Tools & Services – 1.2%
34,890	10X Genomics, Inc., Class A*	569,056
58,386	Adaptive Biotechnologies Corp.*	948,189
77,723	Cytek Biosciences, Inc.*	392,501
26,420	Maravai LifeSciences Holdings, Inc., Class A*	85,865
10,532	Niagen Bioscience, Inc.*	66,983

		2,062,594

Machinery – 2.5%
19,033	Aebi Schmidt Holding AG (Switzerland)	240,767
10,973	Atmus Filtration Technologies, Inc.	569,608
2,290	Chart Industries, Inc.*	472,267
1,760	Eastern Co. (The)	34,654
2,807	ESCO Technologies, Inc.	548,460
4,085	Federal Signal Corp.	443,590
6,430	Gencor Industries, Inc.*	83,333
1,192	Gorman-Rupp Co. (The)	56,918
835	Kadant, Inc.	237,992
8,861	Kennametal, Inc.	251,741
36,679	Microvast Holdings, Inc.*(a)	102,701
11,571	Miller Industries, Inc.	432,408
2,618	Omega Flex, Inc.	77,074
14,055	Palladyne AI Corp.*(a)	59,874
833	Park-Ohio Holdings Corp.	17,443
3,347	Proto Labs, Inc.*	169,325
12,718	REV Group, Inc.	773,382
686	Worthington Enterprises, Inc.	35,377

		4,606,914

Marine Transportation – 0.8%
33,972	Costamare, Inc. (Monaco)	536,418
1,799	Matson, Inc.	222,266
14,861	Pangaea Logistics Solutions Ltd.	102,244
106,017	Safe Bulkers, Inc. (Monaco)	511,002

		1,371,930

Media – 0.7%
11,758	AMC Networks, Inc., Class A*	111,936
5,756	Cable One, Inc.	649,565
60,629	Entravision Communications Corp., Class A	177,643
28,272	Gray Media, Inc.	136,836
1,985	John Wiley & Sons, Inc., Class A	60,801
14,163	USA TODAY Co., Inc.*	72,939

		1,209,720

Metals & Mining – 2.7%
4,730	Century Aluminum Co.*	185,321
62,624	Coeur Mining, Inc.*	1,116,586
4,419	Critical Metals Corp. (Austria)*(a)	30,668
98,251	Hecla Mining Co.	1,885,437
20,044	Ivanhoe Electric, Inc.*	320,303
73,455	Novagold Resources, Inc. (Canada)*	684,601
15,407	SSR Mining, Inc. (Canada)*	337,721

Shares	Description	Value

Common Stocks – (continued)

Metals & Mining – (continued)
10,887	U.S. Gold Corp.*(a)	$211,317

		4,771,954

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
26,320	BrightSpire Capital, Inc. REIT	147,392
7,403	Invesco Mortgage Capital, Inc. REIT	62,259
15,287	Ladder Capital Corp. REIT	168,004
16,850	Nexpoint Real Estate Finance, Inc. REIT	237,248
15,395	Ready Capital Corp. REIT	33,561
47,887	TPG RE Finance Trust, Inc. REIT	412,307

		1,060,771

Multi-Utilities – 0.3%
7,478	Black Hills Corp.	519,123

Office REITs – 0.5%
10,555	Brandywine Realty Trust REIT	30,821
76,520	Douglas Emmett, Inc. REIT	840,955

		871,776

Oil, Gas & Consumable Fuels – 2.1%
12,106	Clean Energy Fuels Corp.*	25,422
890	Core Natural Resources, Inc.	78,774
4,712	Crescent Energy Co., Class A	39,534
13,713	DHT Holdings, Inc.	167,436
13,615	Diversified Energy Co.(a)	197,145
23,397	Encore Energy Corp. (Canada)*	58,024
7,692	Energy Fuels, Inc.*	111,842
16,265	Golar LNG Ltd. (Cameroon)	605,221
25,629	Magnolia Oil & Gas Corp., Class A(b)	561,019
102,140	Nordic American Tankers Ltd.	351,361
7,391	Par Pacific Holdings, Inc.*	259,720
2,936	PBF Energy, Inc., Class A	79,624
9,444	Peabody Energy Corp.	280,487
2,078	REX American Resources Corp.*	67,161
58,985	SFL Corp. Ltd. (Norway)	460,673
938	SM Energy Co.	17,541
34,315	Uranium Energy Corp.*	400,799

		3,761,783

Passenger Airlines – 1.5%
5,463	Allegiant Travel Co.*	465,830
7,001	Frontier Group Holdings, Inc.*	32,975
183,530	JetBlue Airways Corp.*	835,061
11,077	SkyWest, Inc.*	1,112,242
16,839	Sun Country Airlines Holdings, Inc.*	242,313

		2,688,421

Personal Care Products – 0.2%
33,256	Herbalife Ltd.*	428,670

Pharmaceuticals – 2.1%
45,207	Aclaris Therapeutics, Inc.*	136,073
60,207	Amneal Pharmaceuticals, Inc.*	758,608
11,103	Arvinas, Inc.*	131,682
10,022	Atea Pharmaceuticals, Inc.*	35,779
1,931	Axsome Therapeutics, Inc.*	352,678

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – (continued)
6,426	Collegium Pharmaceutical, Inc.*	$297,524
5,922	Crinetics Pharmaceuticals, Inc.*	275,669
4,015	Edgewise Therapeutics, Inc.*	99,632
7,222	EyePoint, Inc.*	131,946
8,748	Harmony Biosciences Holdings, Inc.*	327,350
4,965	Innoviva, Inc.*	99,250
684	Ligand Pharmaceuticals, Inc.*	129,324
2,407	Liquidia Corp.*	83,017
4,630	Omeros Corp.*(a)	79,520
1,286	Septerna, Inc.*(a)	35,854
19,306	SIGA Technologies, Inc.	117,960
4,499	Supernus Pharmaceuticals, Inc.*	223,600
1,212	Tarsus Pharmaceuticals, Inc.*	99,239
4,229	Terns Pharmaceuticals, Inc.*	170,852
3,716	Theravance Biopharma, Inc.*	69,526
14,128	Third Harmonic Bio, Inc.*(c)	—

		3,655,083

Professional Services – 1.5%
320,553	Alight, Inc., Class A	625,078
679	ICF International, Inc.	57,919
3,990	Innodata, Inc.*	203,291
55,422	Legalzoom.com, Inc.*	550,340
415	Maximus, Inc.	35,823
7,586	Planet Labs PBC*	149,596
45,621	Verra Mobility Corp.*(b)	1,022,366

		2,644,413

Real Estate Management & Development – 0.6%
7,375	Compass, Inc., Class A*	77,954
27,524	Douglas Elliman, Inc.*	65,232
8,500	Forestar Group, Inc.*	209,355
14,920	FRP Holdings, Inc.*	340,027
37,820	Kennedy-Wilson Holdings, Inc.	365,719

		1,058,287

Residential REITs – 1.0%
28,543	NexPoint Residential Trust, Inc. REIT	859,144
45,712	UMH Properties, Inc. REIT	727,278
10,565	Veris Residential, Inc. REIT	157,207

		1,743,629

Retail REITs – 1.7%
6,799	Acadia Realty Trust REIT	139,651
11,083	CBL & Associates Properties, Inc. REIT	410,071
5,097	FrontView REIT, Inc. REIT	75,232
5,516	Macerich Co. (The) REIT	101,825
22,649	Phillips Edison & Co., Inc. REIT	805,625
4,097	Tanger, Inc. REIT	136,717
53,718	Urban Edge Properties REIT	1,030,848
19,966	Whitestone REIT	277,328

		2,977,297

Semiconductors & Semiconductor Equipment – 3.2%
5,069	ACM Research, Inc., Class A*	199,972
1,041	Alpha & Omega Semiconductor Ltd.*	20,622
1,447	Axcelis Technologies, Inc.*	116,252

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
9,814	Credo Technology Group Holding Ltd.*	$1,412,136
12,716	Diodes, Inc.*	627,407
3,527	FormFactor, Inc.*	196,736
38,336	MaxLinear, Inc.*	668,197
13,004	Rigetti Computing, Inc.*	288,039
8,392	Semtech Corp.*	618,407
8,293	Silicon Laboratories, Inc.*	1,083,895
970	SiTime Corp.*	342,594
1,457	Ultra Clean Holdings, Inc.*	36,906

		5,611,163

Software – 4.8%
13,950	A10 Networks, Inc.	246,776
19,036	Adeia, Inc.	328,371
1,338	Appian Corp., Class A*	47,392
34,817	Arteris, Inc.*	539,663
811	AvePoint, Inc.*	11,265
7,674	Box, Inc., Class A*	229,529
15,847	C3.ai, Inc., Class A*	213,618
14,641	Cerence, Inc.*	156,512
2,931	Cipher Mining, Inc.*	43,262
23,260	Cleanspark, Inc.*	235,391
10,210	Clear Secure, Inc., Class A	358,167
4,881	Commvault Systems, Inc.*	611,882
7,357	Consensus Cloud Solutions, Inc.*	160,530
27,962	Core Scientific, Inc.*(a)	407,127
18,800	D-Wave Quantum, Inc. (Canada)*	491,620
4,004	Five9, Inc.*	80,280
5,426	Hut 8 Corp. (Canada)*	249,270
3,307	Intapp, Inc.*	151,527
1,797	InterDigital, Inc.	572,129
15,653	MARA Holdings, Inc.*	140,564
18,341	Mitek Systems, Inc.*	193,498
14,788	Pagaya Technologies Ltd., Class A*	309,069
2,329	Q2 Holdings, Inc.*	168,061
2,172	Red Violet, Inc.	123,695
22,067	Riot Platforms, Inc.*	279,589
17,358	SoundHound AI, Inc., Class A*(a)	173,059
9,040	Telos Corp.*	46,104
25,167	Terawulf, Inc.*(a)	289,169
19,358	Varonis Systems, Inc.*	634,942
53,715	Zeta Global Holdings Corp., Class A*	1,093,100

		8,585,161

Specialized REITs – 0.1%
4,929	Smartstop Self Storage REIT, Inc. REIT	152,503

Specialty Retail – 3.1%
2,888	Abercrombie & Fitch Co., Class A*	363,513
43,382	American Eagle Outfitters, Inc.	1,143,983
20,716	Bed Bath & Beyond, Inc.*	113,109
4,587	Boot Barn Holdings, Inc.*	809,468
4,656	Buckle, Inc. (The)	248,723
4,695	Citi Trends, Inc.*	195,124

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST-SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
23,729	Designer Brands, Inc., Class A	$176,306
33,746	EVgo, Inc.*	98,201
20,605	Haverty Furniture Cos., Inc.	481,333
22,660	Revolve Group, Inc.*	684,106
9,851	Shoe Carnival, Inc.	166,285
41,644	Stitch Fix, Inc., Class A*	218,631
11,266	ThredUp, Inc., Class A*	71,990
863	Victoria’s Secret & Co.*	46,749
250	Winmark Corp.	101,235
19,849	Zumiez, Inc.*	517,066

		5,435,822

Technology Hardware, Storage & Peripherals – 0.6%
14,526	Eastman Kodak Co.*	122,890
20,071	IonQ, Inc.*	900,586
3,805	Quantum Computing, Inc.*	39,039

		1,062,515

Textiles, Apparel & Luxury Goods – 1.2%
7,688	G-III Apparel Group Ltd.	222,644
8,078	Kontoor Brands, Inc.	493,485
23,221	Movado Group, Inc.	478,817
20,484	Steven Madden Ltd.	852,954

		2,047,900

Trading Companies & Distributors – 1.1%
64,916	DNOW, Inc.*	860,137
506	DXP Enterprises, Inc.*	55,554
549	GATX Corp.	93,110
15,464	Rush Enterprises, Inc., Class A	834,128
1,302	Xometry, Inc., Class A*	77,430

		1,920,359

Water Utilities – 0.3%
5,429	American States Water Co.	393,494
2,352	Middlesex Water Co.	118,588

		512,082

Wireless Telecommunication Services – 0.1%
7,219	Spok Holdings, Inc.	95,219

TOTAL COMMON STOCKS (Cost $150,189,802)		174,710,227

Shares	Dividend Rate	Value

Investment Company – 0.5%(d)
Goldman Sachs Financial Square Government Fund - Institutional Shares
837,768	3.686%	$837,768
(Cost $837,768)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $151,027,570)		175,547,995

Securities Lending Reinvestment Vehicle – 0.9%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,589,036	3.686%	1,589,036

(Cost $1,589,036)

TOTAL INVESTMENTS – 99.4% (Cost $152,616,606)		$177,137,031

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,140,348

NET ASSETS – 100.0%		$178,277,379

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	23	03/20/26	$2,872,700	$(83,623)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-STRATEGIC GROWTH FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 99.7%

Aerospace & Defense – 1.5%
22,914	General Electric Co.	$7,058,199

Automobiles – 2.3%
23,216	Tesla, Inc.*	10,440,700

Banks – 2.1%
70,340	Bank of America Corp.	3,868,700
18,629	JPMorgan Chase & Co.	6,002,636

		9,871,336

Biotechnology – 1.5%
3,307	Argenx SE ADR (Netherlands)*	2,781,022
22,973	Insmed, Inc.*	3,998,221

		6,779,243

Broadline Retail – 5.3%
106,126	Amazon.com, Inc.*	24,496,003

Chemicals – 0.7%
10,286	Sherwin-Williams Co. (The)	3,332,973

Commercial Services & Supplies – 0.4%
10,029	Waste Connections, Inc.	1,758,685

Construction Materials – 0.8%
5,913	Martin Marietta Materials, Inc.	3,681,789

Consumer Finance – 1.0%
18,630	Capital One Financial Corp.	4,515,167

Consumer Staples Distribution & Retail – 1.5%
7,925	Costco Wholesale Corp.	6,834,045

Electrical Equipment – 3.6%
12,686	AMETEK, Inc.	2,604,563
12,563	Eaton Corp. PLC	4,001,441
7,107	GE Vernova, Inc.	4,644,922
13,351	Rockwell Automation, Inc.	5,194,473

		16,445,399

Electronic Equipment, Instruments & Components – 0.6%
15,697	Coherent Corp.*	2,897,195

Entertainment – 1.8%
9,317	Spotify Technology SA*	5,410,475
13,380	TKO Group Holdings, Inc.	2,796,420

		8,206,895

Financial Services – 2.5%
20,428	Mastercard, Inc., Class A	11,661,937

Ground Transportation – 1.0%
28,656	Old Dominion Freight Line, Inc.	4,493,261

Health Care Equipment & Supplies – 2.0%
30,572	Boston Scientific Corp.*	2,915,040
11,437	Intuitive Surgical, Inc.*	6,477,460

		9,392,500

Health Care Providers & Services – 0.7%
31,277	Guardant Health, Inc.*	3,194,633

Hotels, Restaurants & Leisure – 1.9%
23,531	DoorDash, Inc., Class A*	5,329,301
14,479	Wingstop, Inc.	3,453,097

		8,782,398

Shares	Description	Value

Common Stocks – (continued)

Household Durables – 0.3%
8,096	D.R. Horton, Inc.	$1,166,067

Interactive Media & Services – 10.4%
39,384	Alphabet, Inc., Class A	12,327,192
40,949	Alphabet, Inc., Class C	12,849,796
34,370	Meta Platforms, Inc., Class A	22,687,293

		47,864,281

IT Services – 1.4%
14,059	Cloudflare, Inc., Class A*	2,771,732
17,210	Snowflake, Inc.*	3,775,185

		6,546,917

Oil, Gas & Consumable Fuels – 1.2%
30,685	Targa Resources Corp.	5,661,382

Pharmaceuticals – 5.0%
27,861	AstraZeneca PLC ADR (United Kingdom)	2,561,262
14,337	Eli Lilly & Co.	15,407,687
25,032	Johnson & Johnson	5,180,372

		23,149,321

Semiconductors & Semiconductor Equipment – 23.2%
21,315	Advanced Micro Devices, Inc.*	4,564,820
56,023	Broadcom, Inc.	19,389,560
2,352	KLA Corp.	2,857,868
37,779	Lam Research Corp.	6,467,009
41,674	Marvell Technology, Inc.	3,541,457
13,293	Micron Technology, Inc.	3,793,955
354,829	NVIDIA Corp.	66,175,609

		106,790,278

Software – 17.8%
10,303	AppLovin Corp., Class A*	6,942,368
21,865	Datadog, Inc., Class A*	2,973,421
5,757	Intuit, Inc.	3,813,552
107,629	Microsoft Corp.	52,051,537
37,562	Oracle Corp.	7,321,209
25,419	Palantir Technologies, Inc., Class A*	4,518,227
64,553	Samsara, Inc., Class A*	2,288,404
8,513	Zscaler, Inc.*	1,914,744

		81,823,462

Specialty Retail – 1.5%
12,494	Home Depot, Inc. (The)	4,299,185
13,365	Ross Stores, Inc.	2,407,571

		6,706,756

Technology Hardware, Storage & Peripherals – 7.0%
118,550	Apple, Inc.	32,229,003

Textiles, Apparel & Luxury Goods – 0.7%
73,814	On Holding AG, Class A (Switzerland)*	3,430,875

TOTAL COMMON STOCKS (Cost $208,245,631)		459,210,700

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST-STRATEGIC GROWTH FUND

Schedule of Investments (continued) December 31, 2025

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)

Goldman Sachs Financial Square Government Fund – Institutional Shares
1,845,032	3.686%	$1,845,032

(Cost $1,845,032)

TOTAL INVESTMENTS – 100.1% (Cost $210,090,663)		$461,055,732

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(234,601)

NET ASSETS – 100.0%		$460,821,131

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-U.S. EQUITY INSIGHTS FUND

Schedule of Investments December 31, 2025

Shares	Description	Value

Common Stocks – 99.2%

Aerospace & Defense – 2.7%
18,900	General Electric Co.	$5,821,767
25,097	RTX Corp.	4,602,790

		10,424,557

Automobile Components – 0.2%
13,220	BorgWarner, Inc.	595,693
9,964	Gentex Corp.	231,862

		827,555

Automobiles – 2.6%
159,713	Ford Motor Co.	2,095,434
17,479	Tesla, Inc.*	7,860,656

		9,956,090

Banks – 4.2%
113,582	Bank of America Corp.	6,247,010
13,613	Citizens Financial Group, Inc.	795,135
12,473	FNB Corp.	213,288
26,494	JPMorgan Chase & Co.	8,536,897

		15,792,330

Beverages – 1.5%
80,157	Coca-Cola Co. (The)	5,603,776

Biotechnology – 2.1%
9,034	AbbVie, Inc.	2,064,179
5,676	Regeneron Pharmaceuticals, Inc.	4,381,134
3,305	Vertex Pharmaceuticals, Inc.*	1,498,355

		7,943,668

Broadline Retail – 3.9%
63,293	Amazon.com, Inc.*	14,609,290
1,892	Ollie’s Bargain Outlet Holdings, Inc.*	207,382

		14,816,672

Building Products – 0.3%
21,111	Carrier Global Corp.	1,115,505

Capital Markets – 2.7%
9,850	CME Group, Inc.	2,689,838
711	Coinbase Global, Inc., Class A*	160,785
1,627	Evercore, Inc., Class A	553,587
1,397	Houlihan Lokey, Inc.	243,343
24,786	Invesco Ltd.	651,128
23,505	Morgan Stanley	4,172,843
15,245	Stifel Financial Corp.	1,908,979

		10,380,503

Chemicals – 0.5%
28,763	Axalta Coating Systems Ltd.*	929,333
1,479	Linde PLC	630,631
14,403	Mosaic Co. (The)	346,968

		1,906,932

Construction & Engineering – 0.1%
255	Comfort Systems USA, Inc.	237,989

Construction Materials – 0.8%
11,197	Vulcan Materials Co.	3,193,608

Consumer Finance – 1.4%
866	American Express Co.	320,377
19,796	OneMain Holdings, Inc.	1,337,220

Shares	Description	Value

Common Stocks – (continued)

Consumer Finance – (continued)
22,473	SoFi Technologies, Inc.*	$588,343
34,552	Synchrony Financial	2,882,673

		5,128,613

Consumer Staples Distribution & Retail – 0.8%
5,780	Casey’s General Stores, Inc.	3,194,664

Diversified Consumer Services – 1.2%
35,427	Bright Horizons Family Solutions, Inc.*	3,592,298
6,003	Grand Canyon Education, Inc.*	998,359

		4,590,657

Diversified Telecommunication Services – 0.1%
21,812	Iridium Communications, Inc.	379,093

Electronic Equipment, Instruments & Components – 0.2%
6,833	Amphenol Corp., Class A	923,412

Energy Equipment & Services – 0.0%
10,763	NOV, Inc.	168,226

Entertainment – 0.4%
17,693	Netflix, Inc.*	1,658,896

Financial Services – 4.7%
19,471	Berkshire Hathaway, Inc., Class B*	9,787,098
22,689	Visa, Inc., Class A	7,957,259

		17,744,357

Food Products – 0.5%
29,293	Tyson Foods, Inc., Class A	1,717,156

Health Care Equipment & Supplies – 1.2%
48,607	Boston Scientific Corp.*	4,634,677

Health Care Providers & Services – 2.0%
1,516	Chemed Corp.	648,636
1,210	Quest Diagnostics, Inc.	209,971
11,223	UnitedHealth Group, Inc.	3,704,824
13,635	Universal Health Services, Inc., Class B	2,972,703

		7,536,134

Health Care REITs – 0.6%
45,881	Alexandria Real Estate Equities, Inc. REIT	2,245,416

Hotels, Restaurants & Leisure – 3.6%
22,093	Airbnb, Inc., Class A*	2,998,462
38,286	Aramark	1,411,222
6,979	Dutch Bros, Inc., Class A*	427,254
14,921	Expedia Group, Inc.	4,227,268
9,193	Royal Caribbean Cruises Ltd.	2,564,112
30,014	Viking Holdings Ltd.*	2,143,300

		13,771,618

Household Durables – 0.2%
4,244	D.R. Horton, Inc.	611,263

Household Products – 1.0%
25,786	Procter & Gamble Co. (The)	3,695,392

Independent Power and Renewable Electricity Producers – 0.3%
66,699	AES Corp. (The)	956,464

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST-U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued) December 31, 2025

Shares	Description	Value

Common Stocks – (continued)

Insurance – 0.8%
2,738	Erie Indemnity Co., Class A	$784,848
22,786	Loews Corp.	2,399,593

		3,184,441

Interactive Media & Services – 7.9%
11,194	Alphabet, Inc., Class A	3,503,722
47,657	Alphabet, Inc., Class C	14,954,767
16,642	Meta Platforms, Inc., Class A	10,985,218
2,735	Reddit, Inc., Class A*	628,694

		30,072,401

IT Services – 0.4%
4,457	International Business Machines Corp.	1,320,208

Leisure Products – 0.0%
1,757	Brunswick Corp.	130,440

Life Sciences Tools & Services – 0.4%
2,400	Medpace Holdings, Inc.*	1,347,960

Machinery – 1.2%
36,663	Mueller Industries, Inc.	4,208,913
1,061	Nordson Corp.	255,096

		4,464,009

Marine Transportation – 1.1%
37,421	Kirby Corp.*	4,123,046

Media – 1.4%
44,389	Fox Corp., Class A	3,243,505
11,683	Fox Corp., Class B	758,577
5,387	Nexstar Media Group, Inc.	1,093,830
4,504	Omnicom Group, Inc.	363,698

		5,459,610

Metals & Mining – 0.9%
14,160	Freeport-McMoRan, Inc.	719,186
17,536	Southern Copper Corp. (Mexico)	2,515,890

		3,235,076

Oil, Gas & Consumable Fuels – 2.0%
8,373	Antero Resources Corp.*	288,534
14,388	APA Corp.	351,930
35,885	Chevron Corp.	5,469,233
16,404	ConocoPhillips	1,535,578

		7,645,275

Passenger Airlines – 0.5%
8,670	Delta Air Lines, Inc.	601,698
26,633	Southwest Airlines Co.	1,100,742

		1,702,440

Pharmaceuticals – 4.6%
46,104	Bristol-Myers Squibb Co.	2,486,850
5,400	Eli Lilly & Co.	5,803,272
35,496	Johnson & Johnson	7,345,897
13,074	Zoetis, Inc.	1,644,971

		17,280,990

Professional Services – 1.5%
3,594	CACI International, Inc., Class A*	1,914,919
6,698	Equifax, Inc.	1,453,332

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
26,663	SS&C Technologies Holdings, Inc.	$2,330,879

		5,699,130

Residential REITs – 0.9%
31,659	Camden Property Trust REIT	3,485,023
7,781	Invitation Homes, Inc. REIT	216,234

		3,701,257

Semiconductors & Semiconductor Equipment – 12.8%
33,846	Broadcom, Inc.	11,714,101
12,298	Microchip Technology, Inc.	783,629
7,305	Micron Technology, Inc.	2,084,920
160,952	NVIDIA Corp.	30,017,548
22,768	Texas Instruments, Inc.	3,950,020

		48,550,218

Software – 12.3%
9,931	Dolby Laboratories, Inc., Class A	637,769
28,491	Fortinet, Inc.*	2,262,470
3,989	Intuit, Inc.	2,642,393
56,467	Microsoft Corp.	27,308,571
27,935	Oracle Corp.	5,444,811
1,843	Palantir Technologies, Inc., Class A*	327,593
15,710	Palo Alto Networks, Inc.*	2,893,782
1,855	Rubrik, Inc., Class A*	141,870
17,086	Samsara, Inc., Class A*	605,699
27,600	ServiceNow, Inc.*	4,228,044

		46,493,002

Specialized REITs – 0.1%
1,073	Public Storage REIT	278,444

Specialty Retail – 1.3%
32,248	TJX Cos., Inc. (The)	4,953,615

Technology Hardware, Storage & Peripherals – 7.4%
93,812	Apple, Inc.	25,503,730
15,307	Western Digital Corp.	2,636,937

		28,140,667

Textiles, Apparel & Luxury Goods – 0.2%
7,148	Birkenstock Holding PLC (Germany)*	292,353
1,782	Ralph Lauren Corp.	630,133

		922,486

Tobacco – 1.1%
27,030	Philip Morris International, Inc.	4,335,612

Wireless Telecommunication Services – 0.6%
11,460	T-Mobile US, Inc.	2,326,838

TOTAL INVESTMENTS – 99.2% (Cost $253,700,281)		$376,522,388

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		2,938,304

NET ASSETS – 100.0%		$379,460,692

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST-U.S. EQUITY INSIGHTS FUND

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	6	03/20/26	$2,067,750	$1,049

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities December 31, 2025

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund

Assets:
Investments in unaffiliated issuers, at value (cost $104,311,671, $203,179,814, $50,527,164 and $370,542,984, respectively)(a)	$126,185,707	$263,566,105	$61,412,925	$441,254,893
Investments in affiliated issuers, at value (cost $–, $1,494,932, $1,911,362 and $4,349,549, respectively)	—	1,494,932	1,911,362	4,349,549
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	552,960	—	—	1,695,525
Cash	227,951	578,202	57,585	683,157
Foreign Currency, at value (cost $828,046, $–, $– and $–, respectively)	830,659	—	—	—
Receivables:
Foreign tax reclaims	550,770	4,993	—	870
Dividends	111,211	91,711	3,330	493,215
Collateral on certain derivative contracts	70,610	—	—	—
Reimbursement from investment adviser	20,189	12,857	12,634	7,490
Fund shares sold	978	779	7,583	68,806
Securities lending income	117	435	242	996
Investments sold	—	87,250	72,967	—
Variation margin on futures contracts	7,946	—	—	—
Other assets	331	272	2,654	161

Total assets	128,559,429	265,837,536	63,481,282	448,554,662

Liabilities:

Payables:
Payable upon return of securities loaned	552,960	—	—	1,695,525
Accrued professional fees	52,315	45,413	45,413	45,422
Management fees	43,694	79,618	22,661	151,602
Custody, accounting and administrative services	37,241	13,132	10,068	21,456
Fund shares redeemed	19,066	63,982	7,985	298,764
Accrued Printing and mailing costs	11,306	15,728	14,546	80,954
Distribution and Service fees and Transfer Agency fees	5,418	20,842	7,142	16,334
Accrued expenses	219	1,356	269	2,485

Total liabilities	722,219	240,071	108,084	2,312,542

Net Assets:

Paid-in capital	104,408,178	206,293,811	51,539,341	364,885,107
Total distributable earnings	23,429,032	59,303,654	11,833,857	81,357,013

NET ASSETS	$127,837,210	$265,597,465	$63,373,198	$446,242,120

Net Assets:
Institutional	$88,704,945	$83,353,907	$4,059,415	$334,356,597
Service	39,132,265	182,243,558	59,313,783	111,885,523

Total Net Assets	$127,837,210	$265,597,465	$63,373,198	$446,242,120
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	8,541,578	10,192,172	374,685	20,523,528
Service	3,742,717	22,241,215	6,060,875	6,764,069
Net asset value, offering and redemption price per share:
Institutional	$10.39	$8.18	$10.83	$16.29
Service	10.46	8.19	9.79	16.54

(a)

Includes loaned securities having a market value of $524,351, $–, $– and $1,662,070 for International Equity Insights Fund, Large Cap Value Fund, Mid Cap Growth Fund and Mid Cap Value Fund, respectively.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities (continued) December 31, 2025

	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $150,189,802, $208,245,631 and $253,700,281, respectively)(a)	$174,710,227	$459,210,700	$376,522,388
Investments in affiliated issuers, at value (cost $837,768, $1,845,032 and $–, respectively)	837,768	1,845,032	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,589,036	—	—
Cash	2,745,274	538,216	3,019,353
Receivables:
Dividends	131,295	19,260	129,346
Fund shares sold	50,750	92,512	24,302
Reimbursement from investment adviser	7,340	14,772	13,845
Foreign tax reclaims	2,224	2,799	1,006
Securities lending income	1,357	151	—
Collateral on certain derivative contracts	0	—	135,610
Other assets	274	75	1,006

Total assets	180,075,545	461,723,517	379,846,856

Liabilities:

Variation margin on futures contracts	22,655	—	3,260
Payables:
Payable upon return of securities loaned	1,589,036	—	—
Management fees	55,410	137,683	90,102
Fund shares redeemed	47,957	639,796	197,651
Accrued professional fees	47,513	45,413	47,654
Accrued Printing and mailing costs	12,235	27,155	20,540
Distribution and Service fees and Transfer Agency fees	7,320	31,269	8,467
Accrued expenses	16,040	21,070	18,490

Total liabilities	1,798,166	902,386	386,164

Net Assets:
Paid-in capital	153,165,633	185,609,702	255,179,618
Total distributable earnings	25,111,746	275,211,429	124,281,074

NET ASSETS	$178,277,379	$460,821,131	$379,460,692

Net Assets:
Institutional	$126,484,237	$213,125,858	$332,934,918
Service	51,793,142	247,695,273	46,525,774
Total Net Assets	$178,277,379	$460,821,131	$379,460,692
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	8,856,994	13,756,185	15,281,341
Service	3,685,204	16,314,319	2,110,609
Net asset value, offering and redemption price per share:
Institutional	$14.28	$15.49	$21.79
Service	14.05	15.18	22.04

(a)	Includes loaned securities having a market value of $1,523,098, $– and $– for Small Cap Equity Insights Fund, Strategic Growth Fund and U.S. Equity Insights Fund, respectively.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations For the Fiscal Year Ended December 31, 2025

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $358,338, $1,604, $– and $1,580, respectively)	$3,392,460	$4,504,458	$306,944	$7,788,104

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	4,608	7,709	2,691	8,576

Dividends — affiliated issuers	3,969	34,623	40,398	241,777

Total Investment Income	3,401,037	4,546,790	350,033	8,038,457

Expenses:

Management fees	929,324	1,905,755	547,140	3,323,878

Custody, accounting and administrative services	141,946	57,796	39,801	77,393

Professional fees	130,946	115,264	108,403	105,375

Distribution and/or Service (12b-1) fees	93,599	456,189	149,555	259,853

Trustee fees	28,004	28,316	27,895	28,662

Transfer Agency fees(a)	22,946	52,938	12,578	86,334

Printing and mailing costs	20,736	33,822	38,606	—

Other	5,298	8,695	4,843	12,281

Total expenses	1,372,799	2,658,775	928,821	3,893,776

Less — expense reductions	(356,932)	(377,035)	(316,158)	(88,606)

Net expenses	1,015,867	2,281,740	612,663	3,805,170

NET INVESTMENT INCOME (LOSS)	2,385,170	2,265,050	(262,630)	4,233,287

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	16,600,187	30,788,753	8,082,444	51,785,037

Futures contracts	370,532	—	—	—

Foreign currency transactions	18,740	18	14	(746)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	17,223,019	(6,751,026)	(3,594,215)	(18,082,276)

Foreign currency translations	99,608	225	—	20

Futures contracts	15,355	—	—	—

Net realized and unrealized gain	34,327,441	24,037,970	4,488,243	33,702,035

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,712,611	$26,303,020	$4,225,613	$37,935,322

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
International Equity Insights Fund	$15,458	$7,488
Large Cap Value Fund	16,443	36,495
Mid Cap Growth Fund	614	11,964
Mid Cap Value Fund	65,546	20,788

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations (continued) For the Fiscal Year Ended December 31, 2025

	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,424, $1,979 and $–, respectively)	$2,217,642	$2,122,772	$4,409,615

Dividends — affiliated issuers	41,347	137,105	2,070

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	32,677	3,792	—

Total Investment Income	2,291,666	2,263,669	4,411,685

Expenses:

Management fees	1,106,542	3,025,591	2,292,723

Professional fees	114,401	111,485	114,055

Distribution and/or Service (12b-1) fees	108,927	568,864	112,366

Custody, accounting and administrative services	66,536	72,709	72,607

Printing and mailing costs	31,943	47,029	35,229

Transfer Agency fees(a)	31,616	85,228	73,959

Trustee fees	28,104	28,664	28,543

Other	9,485	12,039	12,019

Total expenses	1,497,554	3,951,609	2,741,501

Less — expense reductions	(103,457)	(388,060)	(561,539)

Net expenses	1,394,097	3,563,549	2,179,962

NET INVESTMENT INCOME (LOSS)	897,569	(1,299,880)	2,231,723

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	11,015,389	79,311,687	36,669,740

Foreign currency transactions	—	36	—

Futures contracts	112,903	—	(317,845)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	12,701,371	(8,672,751)	15,522,565

Futures contracts	43,869	—	90,505

Foreign currency translations	—	125	—

Net realized and unrealized gain	23,873,532	70,639,097	51,964,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,771,101	$69,339,217	$54,196,688

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Small Cap Equity Insights Fund	$22,902	$8,714
Strategic Growth Fund	39,719	45,509
U.S. Equity Insights Fund	64,970	8,989

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets

	International Equity Insights Fund		Large Cap Value Fund
	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$2,385,170	$2,237,632	$2,265,050	$3,135,982

Net realized gain	16,989,459	11,876,070	30,788,771	34,945,091

Net change in unrealized gain (loss)	17,337,982	(7,732,163)	(6,750,801)	6,843,102

Net increase in net assets resulting from operations	36,712,611	6,381,539	26,303,020	44,924,175

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(12,618,389)	(4,359,207)	(12,045,590)	(11,419,934)

Service Shares	(5,558,963)	(2,118,195)	(26,076,765)	(24,965,024)

Total distributions to shareholders	(18,177,352)	(6,477,402)	(38,122,355)	(36,384,958)

From share transactions:

Proceeds from sales of shares	17,473,431	5,340,662	10,077,718	6,554,512

Reinvestment of distributions	18,177,352	6,477,402	38,122,355	36,384,958

Cost of shares redeemed	(24,396,506)	(18,577,626)	(43,638,709)	(59,320,824)

Net increase (decrease) in net assets resulting from share transactions	11,254,277	(6,759,562)	4,561,364	(16,381,354)

TOTAL INCREASE (DECREASE)	29,789,536	(6,855,425)	(7,257,971)	(7,842,137)

Net Assets:

Beginning of year	$98,047,674	$104,903,099	$272,855,436	$280,697,573

End of year	$127,837,210	$98,047,674	$265,597,465	$272,855,436

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income (loss)	$(262,630)	$(229,634)	$4,233,287	$4,071,636

Net realized gain	8,082,458	11,515,918	51,784,291	39,385,202

Net change in unrealized gain (loss)	(3,594,215)	536,961	(18,082,256)	9,439,108

Net increase in net assets resulting from operations	4,225,613	11,823,245	37,935,322	52,895,946

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(647,552)	(183,376)	(38,937,278)	(22,346,482)

Service Shares	(10,316,086)	(7,178,874)	(12,730,385)	(7,562,396)

Total distributions to shareholders	(10,963,638)	(7,362,250)	(51,667,663)	(29,908,878)

From share transactions:

Proceeds from sales of shares	11,607,162	4,869,881	62,581,796	24,974,652

Reinvestment of distributions	10,963,638	7,362,250	51,667,663	29,908,878

Cost of shares redeemed	(16,953,531)	(14,460,582)	(103,643,998)	(77,492,627)

Net increase (decrease) in net assets resulting from share transactions	5,617,269	(2,228,451)	10,605,461	(22,609,097)

TOTAL INCREASE (DECREASE)	(1,120,756)	2,232,544	(3,126,880)	377,971

Net Assets:

Beginning of year	$64,493,954	$62,261,410	$449,369,000	$448,991,029

End of year	$63,373,198	$64,493,954	$446,242,120	$449,369,000

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Strategic Growth Fund
	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income (loss)	$897,569	$662,738	$(1,299,880)	$(1,061,758)

Net realized gain	11,128,292	27,355,340	79,311,723	45,117,308

Net change in unrealized gain (loss)	12,745,240	(4,876,916)	(8,672,626)	66,730,570

Net increase in net assets resulting from operations	24,771,101	23,141,162	69,339,217	110,786,120

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(10,631,236)	(9,967,498)	(31,726,909)	(14,116,534)

Service Shares	(4,217,779)	(3,285,027)	(37,446,533)	(17,717,139)

Total distributions to shareholders	(14,849,015)	(13,252,525)	(69,173,442)	(31,833,673)

From share transactions:

Proceeds from sales of shares	26,385,156	28,899,945	90,165,692	29,714,042

Reinvestment of distributions	14,849,015	13,252,525	69,173,442	31,833,672

Cost of shares redeemed	(25,503,539)	(23,052,447)	(125,871,781)	(80,063,168)

Net increase (decrease) in net assets resulting from share transactions	15,730,632	19,100,023	33,467,353	(18,515,454)

TOTAL INCREASE	25,652,718	28,988,660	33,633,128	60,436,993

Net Assets:

Beginning of year	$152,624,661	$123,636,001	$427,188,003	$366,751,010

End of year	$178,277,379	$152,624,661	$460,821,131	$427,188,003

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Equity Insights Fund
	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024

From operations:

Net investment income	$2,231,723	$1,926,403

Net realized gain	36,351,895	61,281,367

Net change in unrealized gain	15,613,070	23,941,033

Net increase in net assets resulting from operations	54,196,688	87,148,803

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(43,615,530)	(45,338,169)

Service Shares	(6,009,559)	(6,364,126)

Total distributions to shareholders	(49,625,089)	(51,702,295)

From share transactions:

Proceeds from sales of shares	24,114,224	20,868,263

Reinvestment of distributions	49,625,089	51,702,296

Cost of shares redeemed	(72,299,998)	(58,156,442)

Net increase in net assets resulting from share transactions	1,439,315	14,414,117

TOTAL INCREASE	6,010,914	49,860,625

Net Assets:

Beginning of year	$373,449,778	$323,589,153

End of year	$379,460,692	$373,449,778

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	International Equity Insights Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023		2022		2021

Per Share Data

Net asset value, beginning of year	$8.79	$8.86	$7.66		$9.16		$8.62

Net investment income(a)	0.22	0.21 (b)	0.20	(c)	0.25	(d)	0.21

Net realized and unrealized gain (loss)	3.11	0.35	1.23		(1.49)		0.83

Total from investment operations	3.33	0.56	1.43		(1.24)		1.04

Distributions to shareholders from net investment income	(0.29)	(0.29)	(0.23)		(0.26)		(0.27)

Distributions to shareholders from net realized gains	(1.44)	(0.34)	–		–		(0.23)

Total distributions	(1.73)	(0.63)	(0.23)		(0.26)		(0.50)

Net asset value, end of year	$10.39	$8.79	$8.86		$7.66		$9.16

Total Return(e)	38.48%	6.13%	18.71%		(13.55)%		12.17%

Net assets, end of year (in 000’s)	$88,705	$64,825	$67,221		$59,170		$63,179

Ratio of net expenses to average net assets	0.80%	0.81%	0.82%		0.83%		0.85%

Ratio of total expenses to average net assets	1.12%	1.09%	1.10%		0.99%		1.14%

Ratio of net investment income to average net assets	2.14%	2.19%	2.38	%(c)	3.09	%(d)	2.22%

Portfolio turnover rate(f)	156%	151%	162%		164%		167%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.03 per share and 0.33% of average net assets.
(d)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.45% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	International Equity Insights Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023		2022		2021

Per Share Data

Net asset value, beginning of year	$8.84	$8.90	$7.70		$9.20		$8.66

Net investment income(a)	0.20	0.19 (b)	0.18	(c)	0.22	(d)	0.19

Net realized and unrealized gain (loss)	3.12	0.35	1.23		(1.48)		0.83

Total from investment operations	3.32	0.54	1.41		(1.26)		1.02

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.21)		(0.24)		(0.25)

Distributions to shareholders from net realized gains	(1.44)	(0.34)	–		–		(0.23)

Total distributions	(1.70)	(0.60)	(0.21)		(0.24)		(0.48)

Net asset value, end of year	$10.46	$8.84	$8.90		$7.70		$9.20

Total Return(e)	38.15%	5.81%	18.43%		(13.72)%		11.81%

Net assets, end of year (in 000’s)	$39,132	$33,223	$37,682		$34,154		$44,372

Ratio of net expenses to average net assets	1.05%	1.06%	1.07%		1.09%		1.10%

Ratio of total expenses to average net assets	1.36%	1.34%	1.35%		1.25%		1.40%

Ratio of net investment income to average net assets	1.96%	1.98%	2.14	%(c)	2.74	%(d)	1.97%

Portfolio turnover rate(f)	156%	151%	162%		164%		167%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.03 per share and 0.33% of average net assets.
(d)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.45% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Large Cap Value Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.62	$8.43	$8.34	$9.97	$9.27

Net investment income(a)	0.09	0.12	0.11	0.13	0.11

Net realized and unrealized gain (loss)	0.84	1.39	0.93	(0.72)	2.09

Total from investment operations	0.93	1.51	1.04	(0.59)	2.20

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.16)	(0.13)	(0.13)

Distributions to shareholders from net realized gains	(1.27)	(1.18)	(0.79)	(0.91)	(1.37)

Total distributions	(1.37)	(1.32)	(0.95)	(1.04)	(1.50)

Net asset value, end of year	$8.18	$8.62	$8.43	$8.34	$9.97

Total Return(b)	10.88%	17.10%	13.01%	(6.37)%	24.13%

Net assets, end of year (in 000’s)	$83,354	$85,065	$80,219	$145,165	$179,541

Ratio of net expenses to average net assets	0.70%	0.70%	0.71%	0.70%	0.69%

Ratio of total expenses to average net assets	0.83%	0.81%	0.79%	0.80%	0.79%

Ratio of net investment income to average net assets	0.97%	1.26%	1.33%	1.38%	1.08%

Portfolio turnover rate(c)	81%	57%	58%	46%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Large Cap Value Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.63	$8.44	$8.35	$9.98	$9.27

Net investment income(a)	0.07	0.10	0.10	0.11	0.09

Net realized and unrealized gain (loss)	0.84	1.38	0.91	(0.72)	2.09

Total from investment operations	0.91	1.48	1.01	(0.61)	2.18

Distributions to shareholders from net investment income	(0.08)	(0.11)	(0.13)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	(1.27)	(1.18)	(0.79)	(0.91)	(1.37)

Total distributions	(1.35)	(1.29)	(0.92)	(1.02)	(1.47)

Net asset value, end of year	$8.19	$8.63	$8.44	$8.35	$9.98

Total Return(b)	10.60%	16.79%	12.71%	(6.57)%	23.93%

Net assets, end of year (in 000’s)	$182,244	$187,791	$200,479	$238,371	$307,721

Ratio of net expenses to average net assets	0.93%	0.93%	0.94%	0.93%	0.92%

Ratio of total expenses to average net assets	1.08%	1.06%	1.04%	1.05%	1.04%

Ratio of net investment income to average net assets	0.80%	1.03%	1.12%	1.15%	0.84%

Portfolio turnover rate(c)	81%	57%	58%	46%	54%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Mid Cap Growth Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.97	$10.99	$9.32	$13.05	$13.93

Net investment loss(a)	(0.03)	(0.03)	(0.01)	(0.02)	(0.07)

Net realized and unrealized gain (loss)	0.94	2.38	1.75	(3.38)	1.71

Total from investment operations	0.91	2.35	1.74	(3.40)	1.64

Distributions to shareholders from net realized gains	(2.05)	(1.37)	(0.07)	(0.33)	(2.52)

Net asset value, end of year	$10.83	$11.97	$10.99	$9.32	$13.05

Total Return(b)	7.42%	20.48%	18.68%	(26.20)%	11.65%

Net assets, end of year (in 000’s)	$4,059	$1,768	$1,408	$1,132	$483

Ratio of net expenses to average net assets	0.83%	0.83%	0.83%	0.82%	0.83%

Ratio of total expenses to average net assets	1.24%	1.13%	1.15%	1.20%	1.33%

Ratio of net investment loss to average net assets	(0.27)%	(0.22)%	(0.06)%	(0.16)%	(0.47)%

Portfolio turnover rate(c)	83%	73%	63%	59%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Mid Cap Growth Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$11.01	$10.21	$8.68	$12.20	$13.19

Net investment loss(a)	(0.05)	(0.04)	(0.02)	(0.03)	(0.09)

Net realized and unrealized gain (loss)	0.88	2.21	1.62	(3.16)	1.62

Total from investment operations	0.83	2.17	1.60	(3.19)	1.53

Distributions to shareholders from net realized gains	(2.05)	(1.37)	(0.07)	(0.33)	(2.52)

Net asset value, end of year	$9.79	$11.01	$10.21	$8.68	$12.20

Total Return(b)	7.36%	20.29%	18.45%	(26.30)%	11.48%

Net assets, end of year (in 000’s)	$59,314	$62,726	$60,854	$51,286	$76,986

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.99%

Ratio of total expenses to average net assets	1.49%	1.38%	1.40%	1.51%	1.43%

Ratio of net investment loss to average net assets	(0.43)%	(0.37)%	(0.22)%	(0.36)%	(0.62)%

Portfolio turnover rate(c)	83%	73%	63%	59%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Mid Cap Value Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$16.87	$16.01	$14.89	$19.53	$17.23

Net investment income(a)	0.18	0.16	0.14	0.16	0.09

Net realized and unrealized gain (loss)	1.38	1.90	1.53	(1.98)	5.20

Total from investment operations	1.56	2.06	1.67	(1.82)	5.29

Distributions to shareholders from net investment income	(0.21)	(0.18)	(0.16)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	(1.93)	(1.02)	(0.39)	(2.69)	(2.89)

Total distributions	(2.14)	(1.20)	(0.55)	(2.82)	(2.99)

Net asset value, end of year	$16.29	$16.87	$16.01	$14.89	$19.53

Total Return(b)	9.39%	12.40%	11.42%	(9.99)%	30.95%

Net assets, end of year (in 000’s)	$334,357	$331,816	$326,257	$311,440	$383,315

Ratio of net expenses to average net assets	0.82%	0.84%	0.84%	0.83%	0.83%

Ratio of total expenses to average net assets	0.84%	0.84%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets	1.04%	0.96%	0.96%	0.89%	0.46%

Portfolio turnover rate(c)	96%	62%	92%	75%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Mid Cap Value Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$17.10	$16.21	$15.07	$19.73	$17.39

Net investment income(a)	0.14	0.12	0.11	0.10	0.04

Net realized and unrealized gain (loss)	1.40	1.92	1.54	(1.99)	5.24

Total from investment operations	1.54	2.04	1.65	(1.89)	5.28

Distributions to shareholders from net investment income	(0.17)	(0.13)	(0.12)	(0.08)	(0.05)

Distributions to shareholders from net realized gains	(1.93)	(1.02)	(0.39)	(2.69)	(2.89)

Total distributions	(2.10)	(1.15)	(0.51)	(2.77)	(2.94)

Net asset value, end of year	$16.54	$17.10	$16.21	$15.07	$19.73

Total Return(b)	9.13%	12.16%	11.11%	(10.23)%	30.57%

Net assets, end of year (in 000’s)	$111,886	$117,553	$122,734	$89,460	$169,283

Ratio of net expenses to average net assets	1.07%	1.08%	1.09%	1.08%	1.08%

Ratio of total expenses to average net assets	1.09%	1.09%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.80%	0.71%	0.73%	0.56%	0.21%

Portfolio turnover rate(c)	96%	62%	92%	75%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Small Cap Equity Insights Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023		2022		2021

Per Share Data

Net asset value, beginning of year	$13.44	$12.28	$10.40		$13.08		$13.51

Net investment income(a)	0.09	0.07	0.08	(b)	0.07	(c)	0.05	(d)

Net realized and unrealized gain (loss)	2.07	2.37	1.92		(2.59)		3.17

Total from investment operations	2.16	2.44	2.00		(2.52)		3.22

Distributions to shareholders from net investment income	(0.11)	(0.14)	(0.12)		(0.04)		(0.08)

Distributions to shareholders from net realized gains	(1.21)	(1.14)	–		(0.12)		(3.57)

Total distributions	(1.32)	(1.28)	(0.12)		(0.16)		(3.65)

Net asset value, end of year	$14.28	$13.44	$12.28		$10.40		$13.08

Total Return(e)	16.14%	19.05%	19.28%		(19.38)%		23.79%

Net assets, end of year (in 000’s)	$126,484	$114,090	$95,809		$87,877		$108,716

Ratio of net expenses to average net assets	0.81%	0.81%	0.82%		0.81%		0.81%

Ratio of total expenses to average net assets	0.88%	0.87%	0.87%		0.95%		0.93%

Ratio of net investment income to average net assets	0.63%	0.54%	0.75	%(b)	0.65	%(c)	0.34	%(d)

Portfolio turnover rate(f)	153%	158%	152%		163%		172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.03 per share and 0.26% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.21% of average net assets.
(d)	Reflects income recognized from special dividends which amounts to $0.03 per share and 0.22% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Small Cap Equity Insights Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023		2022		2021

Per Share Data

Net asset value, beginning of year	$13.25	$12.12	$10.27		$12.93		$13.39

Net investment income(a)	0.05	0.04	0.06	(b)	0.05	(c)	0.01	(d)

Net realized and unrealized gain (loss)	2.03	2.34	1.88		(2.58)		3.14

Total from investment operations	2.08	2.38	1.94		(2.53)		3.15

Distributions to shareholders from net investment income	(0.07)	(0.11)	(0.09)		(0.01)		(0.04)

Distributions to shareholders from net realized gains	(1.21)	(1.14)	–		(0.12)		(3.57)

Total distributions	(1.28)	(1.25)	(0.09)		(0.13)		(3.61)

Net asset value, end of year	$14.05	$13.25	$12.12		$10.27		$12.93

Total Return(e)	15.82%	18.82%	18.95%		(19.64)%		23.50%

Net assets, end of year (in 000’s)	$51,793	$38,534	$27,827		$21,617		$22,114

Ratio of net expenses to average net assets	1.06%	1.06%	1.07%		1.06%		1.06%

Ratio of total expenses to average net assets	1.13%	1.12%	1.12%		1.20%		1.18%

Ratio of net investment income to average net assets	0.39%	0.29%	0.50	%(b)	0.43	%(c)	0.09	%(d)

Portfolio turnover rate(f)	153%	158%	152%		163%		172%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.03 per share and 0.26% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.21% of average net assets.
(d)	Reflects income recognized from special dividends which amounts to $0.03 per share and 0.22% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Strategic Growth Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$15.39	$12.54	$9.20	$16.63	$15.43

Net investment loss(a)	(0.03)	(0.02)	(0.01)	(0.01)	(0.05)

Net realized and unrealized gain (loss)	2.81	4.08	3.84	(5.24)	3.46

Total from investment operations	2.78	4.06	3.83	(5.25)	3.41

Distributions to shareholders from net realized gains	(2.68)	(1.21)	(0.49)	(2.18)	(2.21)

Total distributions	(2.68)	(1.21)	(0.49)	(2.18)	(2.21)

Net asset value, end of year	$15.49	$15.39	$12.54	$9.20	$16.63

Total Return(b)	17.92%	32.37%	41.94%	(32.52)%	21.93%

Net assets, end of year (in 000’s)	$213,126	$191,210	$160,030	$122,077	$187,144

Ratio of net expenses to average net assets	0.70%	0.72%	0.75%	0.74%	0.73%

Ratio of total expenses to average net assets	0.79%	0.79%	0.79%	0.82%	0.79%

Ratio of net investment loss to average net assets	(0.17)%	(0.13)%	(0.06)%	(0.11)%	(0.27)%

Portfolio turnover rate(c)	54%	39%	47%	29%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Strategic Growth Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$15.17	$12.40	$9.12	$16.55	$15.41

Net investment loss(a)	(0.07)	(0.05)	(0.03)	(0.05)	(0.09)

Net realized and unrealized gain (loss)	2.76	4.03	3.80	(5.20)	3.44

Total from investment operations	2.69	3.98	3.77	(5.25)	3.35

Distributions to shareholders from net realized gains	(2.68)	(1.21)	(0.49)	(2.18)	(2.21)

Total distributions	(2.68)	(1.21)	(0.49)	(2.18)	(2.21)

Net asset value, end of year	$15.18	$15.17	$12.40	$9.12	$16.55

Total Return(b)	17.58%	32.09%	41.65%	(32.68)%	21.56%

Net assets, end of year (in 000’s)	$247,695	$235,978	$206,721	$115,205	$262,782

Ratio of net expenses to average net assets	0.95%	0.97%	1.00%	0.99%	0.98%

Ratio of total expenses to average net assets	1.04%	1.04%	1.03%	1.07%	1.04%

Ratio of net investment loss to average net assets	(0.42)%	(0.38)%	(0.31)%	(0.38)%	(0.52)%

Portfolio turnover rate(c)	54%	39%	47%	29%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Equity Insights Fund

	Institutional Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$21.68	$19.53	$15.88	$20.06	$20.08

Net investment income(a)	0.14	0.13	0.15	0.15	0.18

Net realized and unrealized gain (loss)	3.25	5.47	3.63	(4.10)	5.61

Total from investment operations	3.39	5.60	3.78	(3.95)	5.79

Distributions to shareholders from net investment income	(0.16)	(0.15)	(0.13)	(0.14)	(0.19)

Distributions to shareholders from net realized gains	(3.12)	(3.30)	–	(0.09)	(5.62)

Total distributions	(3.28)	(3.45)	(0.13)	(0.23)	(5.81)

Net asset value, end of year	$21.79	$21.68	$19.53	$15.88	$20.06

Total Return(b)	15.75%	28.32%	23.81%	(19.74)%	29.41%

Net assets, end of year (in 000’s)	$332,935	$326,795	$279,958	$242,239	$317,468

Ratio of net expenses to average net assets	0.56%	0.56%	0.57%	0.56%	0.55%

Ratio of total expenses to average net assets	0.71%	0.70%	0.69%	0.72%	0.71%

Ratio of net investment income to average net assets	0.63%	0.57%	0.83%	0.86%	0.81%

Portfolio turnover rate(c)	198%	204%	201%	203%	206%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	U.S. Equity Insights Fund

	Service Shares

	Year Ended December 31,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$21.90	$19.71	$16.02	$20.23	$20.21

Net investment income(a)	0.09	0.08	0.11	0.11	0.14

Net realized and unrealized gain (loss)	3.28	5.51	3.66	(4.13)	5.64

Total from investment operations	3.37	5.59	3.77	(4.02)	5.78

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.08)	(0.10)	(0.14)

Distributions to shareholders from net realized gains	(3.12)	(3.30)	–	(0.09)	(5.62)

Total distributions	(3.23)	(3.40)	(0.08)	(0.19)	(5.76)

Net asset value, end of year	$22.04	$21.90	$19.71	$16.02	$20.23

Total Return(b)	15.49%	28.00%	23.59%	(19.90)%	29.11%

Net assets, end of year (in 000’s)	$46,526	$46,655	$43,631	$41,870	$61,849

Ratio of net expenses to average net assets	0.77%	0.77%	0.78%	0.77%	0.77%

Ratio of total expenses to average net assets	0.96%	0.95%	0.94%	0.97%	0.93%

Ratio of net investment income to average net assets	0.42%	0.36%	0.62%	0.64%	0.60%

Portfolio turnover rate(c)	198%	204%	201%	203%	206%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements December 31, 2025

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Goldman Sachs International Equity Insights Fund	Institutional and Service	Diversified

Goldman Sachs Large Cap Value Fund	Institutional and Service	Diversified

Goldman Sachs Mid Cap Growth Fund	Institutional and Service	Diversified

Goldman Sachs Mid Cap Value Fund	Institutional and Service	Diversified

Goldman Sachs Small Cap Equity Insights Fund	Institutional and Service	Diversified

Goldman Sachs Strategic Growth Fund	Institutional and Service	Non-Diversified

Goldman Sachs U.S. Equity Insights Fund	Institutional and Service	Diversified

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

50

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within each Fund’s financial statements.

G. In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

H. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves,

52

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2025:

International Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$571,559	$—
Asia	319,710	33,411,288	—
Europe	3,522,724	65,110,052	—
North America	2,877,877	10,661,129	—
Oceania	1,528,820	8,182,548	—
Securities Lending Reinvestment Vehicle	552,960	—	—

Total	$8,802,091	$117,936,576	$—

Derivative Type

Assets
Futures Contracts(b)	$12,914	$—	$—

Liabilities
Futures Contracts(b)	$(139)	$—	$—

Large Cap Value Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Europe	$4,955,538	$—	$—
North America	258,610,567	—	—
Investment Company	1,494,932	—	—

Total	$265,061,037	$—	$—

53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Mid Cap Growth Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Europe	$1,934,396	$—	$—
North America	59,478,529	—	—
Investment Company	1,911,362	—	—

Total	$63,324,287	$—	$—

Mid Cap Value Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Asia	$4,613,355	$—	$—
Europe	10,298,713	—	—
North America	426,342,825	—	—
Investment Company	4,349,549	—	—
Securities Lending Reinvestment Vehicle	1,695,525	—	—

Total	$447,299,967	$—	$—

Small Cap Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Africa	$605,221	$—	$—
Asia	1,938,815	—	—
Europe	3,045,393	—	—
North America	168,857,106	—	—
South America	263,692	—	—
Investment Company	837,768	—	—
Securities Lending Reinvestment Vehicle	1,589,036	—	—

Total	$177,137,031	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(83,623)	$—	$—

Strategic Growth Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Europe	$8,773,159	$—	$—
North America	450,437,541	—	—
Investment Company	1,845,032	—	—

Total	$461,055,732	$—	$—

54

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)
Europe	$292,353	$—	$—
North America	376,230,035	—	—

Total	$376,522,388	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$1,049	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2025. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

International Equity Insights Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$12,914	Variation margin on futures contracts	$(139)

Small Cap Equity Insights Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(83,623)

U.S. Equity Insights Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$1,049	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of December 31, 2025 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2025. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

55

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

4. INVESTMENTS IN DERIVATIVES (continued)

International Equity Insights Fund

Risk			Net Change in
	Statement of Operations	Net Realized Gain (Loss)	Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$370,532	$15,355

Small Cap Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	112,903	43,869

U.S. Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(317,845)	90,505

For the fiscal year ended December 31, 2025, the relevant values for each derivative type were as follows:

Average number of
Contracts(a)

Fund	Futures Contracts

International Equity Insights Fund	19

Small Cap Equity Insights Fund	24

U.S. Equity Insights Fund	9

(a)

Amounts disclosed represent average number of contracts for future contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2025.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2025, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

International Equity Insights Fund	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.78%*

Large Cap Value Fund	0.72	0.65	0.62	0.60	0.59	0.72	0.68 *

Mid Cap Growth Fund	0.87	0.87	0.78	0.74	0.73	0.87	0.81 *

Mid Cap Value Fund	0.77	0.77	0.69	0.66	0.65	0.77	0.77

Small Cap Equity Insights Fund	0.70	0.70	0.63	0.60	0.59	0.70	0.70

Strategic Growth Fund	0.71	0.64	0.61	0.59	0.58	0.71	0.68 *

U.S. Equity Insights Fund	0.62	0.59	0.56	0.55	0.54	0.62	0.54 *

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM has agreed to waive a portion of its management fee in order to achieve effective net management fee rates of 0.78%, 0.68%, 0.81%, 0.68% and 0.54% of International Equity Insights Fund, Large Cap Value Fund, Mid Cap Growth Fund, Strategic Growth Fund and U.S. Equity Insights Fund, respectively. These arrangements will remain in effect through at least April 30, 2026 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2025, with respect to the Funds’ investments in an affiliated Underlying Fund GSAM waived $165, $1,359, $1,570, $9,669, $1,581, $5,337 and $63 of the International Equity Insights Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Insights Fund, Strategic Growth Fund, and U.S. Equity Insights Fund management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2025 for the U.S. Equity Insights Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2025 for the Mid Cap Growth Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual percentage rate of 0.15% of the average daily net assets attributable to Service Shares. These distribution and service fee waivers will remain in place through at least April 30, 2026, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive its transfer agency fee attributable to the Service Shares of the Large Cap Value Fund. This arrangement will remain in place through at least April 30, 2026, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual

57

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

percentage rate of average daily net assets for the International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds are 0.004%, 0.004%, 0.004%, 0.024%, 0.094%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 30, 2026, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to April 30, 2025, the Other Expense limitation was 0.054% for Mid Cap Value Fund. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2025, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

International Equity Insights Fund	$34,591	$–	$–	$322,341	$356,932

Large Cap Value Fund	107,234	36,495	–	233,306	377,035

Mid Cap Growth Fund	39,304	–	59,822	217,032	316,158

Mid Cap Value Fund	9,669	–	–	78,937	88,606

Small Cap Equity Insights Fund	1,581	–	–	101,876	103,457

Strategic Growth Fund	133,178	–	–	254,882	388,060

U.S. Equity Insights Fund	295,898	–	17,979	247,662	561,539

E. Line of Credit Facility — As of December 31, 2025, the Funds participated in a $1,300,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2025, the Funds did not have any borrowings under the facility. Prior to April 14, 2025 the facility was $1,150,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2025, Goldman Sachs earned $2,434, $621, $3,443 and $29 in brokerage commissions from portfolio transactions, on behalf of the VIT Large Cap Value Fund, VIT Mid Cap Growth Fund, VIT Mid Cap Value Fund and VIT Strategic Growth Fund, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2025:

International Equity Insights Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$81	$4,708,542	$(4,708,623)	$–	–	$3,969

Large Cap Value Fund
Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	2,137	31,268,240	(29,775,445)	1,494,932	1,494,932	34,623

58

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Mid Cap Growth Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$211,545	$23,311,917	$(21,612,100)	$1,911,362	1,911,362	$40,398

Mid Cap Value Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,607,866	102,907,603	(100,165,920)	4,349,549	4,349,549	241,777

Small Cap Equity Insights Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,209,171	20,262,117	(20,633,520)	837,768	837,768	41,347

Strategic Growth Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	2,883,077	89,891,483	(90,929,528)	1,845,032	1,845,032	137,105

U.S. Equity Insights Fund

Underlying Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025	Shares as of December 31, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	3,239,454	(3,239,454)	–	–	2,070

59

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2025, were as follows:

Fund	Purchases	Sales

International Equity Insights Fund	$174,694,108	$ 178,406,692

Large Cap Value Fund	215,422,479	248,268,015

Mid Cap Growth Fund	51,954,274	59,245,718

Mid Cap Value Fund	410,406,058	449,077,544

Small Cap Equity Insights Fund	240,695,811	238,190,696

Strategic Growth Fund	231,880,083	267,531,768

U.S. Equity Insights Fund	730,275,818	776,228,815

7. SECURITIES LENDING

The Large Cap Value, Mid Cap Growth, Mid Cap Value and Strategic Growth Funds may lend their securities through a securities lending agent, the Bank of New York (“BNY”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the International Equity Insights, Small Cap Equity Insights and U. S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNY may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNY are unable to purchase replacement securities, GSAL and/or BNY will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s

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7. SECURITIES LENDING (continued)

bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2025, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds, GSAL and BNY received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2025, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2025
			Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	December 31, 2025

International Equity Insights Fund	$508	$120	$—

Small Cap Equity Insights Fund	3,219	1,443	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2025.

Fund	Beginning value as of December 31, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2025

International Equity Insights Fund	$1,041,900	$10,259,467	$(10,748,407)	$552,960

Large Cap Value Fund	—	13,607,984	(13,607,984)	—

Mid Cap Growth Fund	—	5,489,305	(5,489,305)	—

Mid Cap Value Fund	—	13,681,641	(11,986,116)	1,695,525

Small Cap Equity Insights Fund	1,943,370	35,416,591	(35,770,925)	1,589,036

Strategic Growth Fund	—	6,026,813	(6,026,813)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2025 were as follows:

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

Distributions paid from:

Ordinary Income	$10,739,379	$2,456,944	$2,902,871	$9,164,778	$5,083,216

Long-term capital gains	7,437,973	35,665,411	8,060,767	42,502,885	9,765,799

Total taxable distributions	$18,177,352	$38,122,355	$10,963,638	$51,667,663	$14,849,015

	Strategic Growth Fund	U.S. Equity Insights Fund

Distributions paid from:

Ordinary Income	$7,548,494	$24,292,340

Long-term capital gains	61,624,948	25,332,749

Total taxable distributions	$69,173,442	$49,625,089

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2024 were as follows:

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

Distributions paid from:

Ordinary Income	$2,943,384	$12,931,970	$1,311,145	$13,899,535	$1,631,550

Long-term capital gains	3,534,018	23,452,988	6,051,105	16,009,343	11,620,975

Total taxable distributions	$6,477,402	$36,384,958	$7,362,250	$29,908,878	$13,252,525

	Strategic Growth Fund	U.S. Equity Insights Fund

Distributions paid from:

Ordinary Income	$7,426,194	$42,060,058

Long-term capital gains	24,407,479	9,642,237

Total taxable distributions	$31,833,673	$51,702,295

As of December 31, 2025, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

Undistributed ordinary income — net	$1,538,051	$399,584	$—	$6,105,621	$1,002,933

Undistributed long-term capital gains	738,765	60,305	1,392,293	7,285,898	732,563

Total undistributed earnings	$2,276,816	$459,889	$1,392,293	$13,391,519	$1,735,496

Timing differences — (Real Estate Investment Trusts, late year ordinary loss deferral, and post October loss deferral)	—	(578,969)	(160,014)	186,780	1,211

Unrealized gains (losses) — net	21,152,216	59,422,734	10,601,578	67,778,714	23,375,039

Total accumulated earnings (losses) — net	$23,429,032	$59,303,654	$11,833,857	$81,357,013	$25,111,746

	Strategic Growth Fund	U.S. Equity Insights Fund

Undistributed ordinary income — net	$3,602,134	$1,911,332

Undistributed long-term capital gains	21,133,360	1,259,001

Total undistributed earnings	$24,735,494	$3,170,333

Timing differences — (Real Estate Investment Trusts and post October loss deferral)	—	33,034

Unrealized gains (losses) — net	250,475,935	121,077,707

Total accumulated earnings (losses) — net	$275,211,429	$124,281,074

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2025, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity
	Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund

Tax Cost	$105,664,283	$205,638,126	$52,722,709

Gross unrealized gain	22,812,125	64,881,049	12,358,528

Gross unrealized loss	(1,659,909)	(5,458,315)	(1,756,950)

Net unrealized gain (loss)	$21,152,216	$59,422,734	$10,601,578

		Small Cap Equity
	Mid Cap Value Fund	Insights Fund	Strategic Growth Fund

Tax Cost	$377,825,748	$153,678,370	$210,579,766

Gross unrealized gain	81,599,116	32,131,606	257,663,895

Gross unrealized loss	(13,820,402)	(8,756,567)	(7,187,960)

Net unrealized gain (loss)	$67,778,714	$23,375,039	$250,475,935

U.S. Equity Insights
Fund

Tax Cost	$255,445,730

Gross unrealized gain	130,031,007

Gross unrealized loss	(8,953,300)

Net unrealized gain (loss)	$121,077,707

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

9. OTHER RISKS (continued)

securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Growth investing is an example of an investment style. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Value investing is an example of an investment style. Value stocks are those believed to be undervalued in comparison to their peers, due to market, company-specific or other factors.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax Diversification Risk — The Fund intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code (the “Diversification Requirements”). In order for the Fund to qualify for “look through” treatment under the Diversification Requirements, Fund shares must be sold only to persons permitted to hold shares, directly or indirectly (each, a “Permitted Investor”), under Section 817 of the Code and Treasury Regulation 1.817-5(f), as supplemented by published rulings and procedures issued thereunder by the Internal Revenue Service (“IRS”). To the extent an investor in Fund shares no longer qualifies as a Permitted Investor, and such investor fails to restore its status as a Permitted Investor or obtain a waiver or closing agreement with respect to such failure from the IRS, the Fund may no longer qualify for “look through” treatment. Therefore, in testing compliance with the Diversification Requirements, an investor in the Fund, such as, for

64

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9. OTHER RISKS (continued)

example, an insurance company separate account, no longer would be able to look through the Fund to its underlying investments. Instead, the Fund would be considered a single investment for purposes of the Diversification Requirements. A failure to satisfy the Diversification Requirements (whether resulting from investors in Fund shares or otherwise) could have significant adverse tax consequences for variable contract owners whose contract values are determined by investment in the Fund. See “Taxation” in the Statement of Additional Information for more information.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

The Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	968,139	$9,680,897	306,482	$2,913,239

Reinvestment of distributions	1,251,824	12,618,389	475,376	4,359,207

Shares redeemed	(1,055,974)	(10,752,816)	(995,179)	(9,393,442)

	1,163,989	11,546,470	(213,321)	(2,120,996)

Service Shares

Shares sold	794,150	7,792,534	258,995	2,427,423

Reinvestment of distributions	547,681	5,558,963	229,739	2,118,195

Shares redeemed	(1,357,994)	(13,643,690)	(962,763)	(9,184,184)

	(16,163)	(292,193)	(474,029)	(4,638,566)

NET INCREASE (DECREASE) IN SHARES	1,147,826	$11,254,277	(687,350)	$(6,759,562)

	Large Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	561,363	$4,897,610	590,812	$5,454,648

Reinvestment of distributions	1,483,447	12,045,590	1,260,478	11,419,934

Shares redeemed	(1,719,482)	(14,528,282)	(1,503,373)	(13,970,849)

	325,328	2,414,918	347,917	2,903,733

Service Shares

Shares sold	597,288	5,180,108	119,393	1,099,864

Reinvestment of distributions	3,203,534	26,076,765	2,749,452	24,965,024

Shares redeemed	(3,307,739)	(29,110,427)	(4,878,616)	(45,349,975)

	493,083	2,146,446	(2,009,771)	(19,285,087)

NET INCREASE (DECREASE) IN SHARES	818,411	$4,561,364	(1,661,854)	$(16,381,354)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	210,291	$2,583,810	29,601	$340,916

Reinvestment of distributions	59,137	647,552	14,182	183,376

Shares redeemed	(42,493)	(560,457)	(24,149)	(276,573)

	226,935	2,670,905	19,634	247,719

Service Shares

Shares sold	809,462	9,023,352	423,473	4,528,965

Reinvestment of distributions	1,043,081	10,316,086	603,774	7,178,874

Shares redeemed	(1,489,053)	(16,393,074)	(1,290,465)	(14,184,009)

	363,490	2,946,364	(263,218)	(2,476,170)

NET INCREASE (DECREASE) IN SHARES	590,425	$5,617,269	(243,584)	$(2,228,451)

	Mid Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	937,206	$15,716,954	1,232,116	$21,006,206

Reinvestment of distributions	2,419,968	38,937,278	1,239,405	22,346,482

Shares redeemed	(2,507,127)	(43,104,726)	(3,179,541)	(54,305,638)

	850,047	11,549,506	(708,020)	(10,952,950)

Service Shares

Shares sold	2,730,181	46,864,842	228,427	3,968,446

Reinvestment of distributions	779,093	12,730,385	413,472	7,562,396

Shares redeemed	(3,620,682)	(60,539,272)	(1,335,992)	(23,186,989)

	(111,408)	(944,045)	(694,093)	(11,656,147)

NET INCREASE (DECREASE) IN SHARES	738,639	$10,605,461	(1,402,113)	$(22,609,097)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued) December 31, 2025

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	966,011	$13,223,597	1,314,235	$18,193,349

Reinvestment of distributions	753,454	10,631,237	686,940	9,967,498

Shares redeemed	(1,353,206)	(18,361,213)	(1,315,237)	(17,803,778)

	366,259	5,493,621	685,938	10,357,069

Service Shares

Shares sold	992,031	13,161,559	774,701	10,706,596

Reinvestment of distributions	303,656	4,217,778	229,562	3,285,027

Shares redeemed	(519,499)	(7,142,326)	(390,842)	(5,248,669)

	776,188	10,237,011	613,421	8,742,954

NET INCREASE IN SHARES	1,142,447	$15,730,632	1,299,359	$19,100,023

	Strategic Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	1,035,017	$14,879,855	437,949	$6,140,517

Reinvestment of distributions	2,032,473	31,726,909	914,283	14,116,534

Shares redeemed	(1,734,326)	(27,956,155)	(1,687,991)	(24,085,712)

	1,333,164	18,650,609	(335,759)	(3,828,661)

Service Shares

Shares sold	5,000,977	75,285,837	1,674,997	23,573,525

Reinvestment of distributions	2,447,485	37,446,533	1,164,070	17,717,138

Shares redeemed	(6,693,742)	(97,915,626)	(3,946,733)	(55,977,456)

	754,720	14,816,744	(1,107,666)	(14,686,793)

NET INCREASE (DECREASE) IN SHARES	2,087,884	$33,467,353	(1,443,425)	$(18,515,454)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2025		December 31, 2024

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	1,016,147	$22,432,936	830,157	$18,611,634

Reinvestment of distributions	2,013,644	43,615,530	2,048,720	45,338,169

Shares redeemed	(2,821,196)	(64,023,741)	(2,137,416)	(47,602,217)

	208,595	2,024,725	741,461	16,347,586

Service Shares

Shares sold	76,445	1,681,288	101,127	2,256,629

Reinvestment of distributions	274,159	6,009,559	284,621	6,364,127

Shares redeemed	(369,924)	(8,276,257)	(469,429)	(10,554,225)

	(19,320)	(585,410)	(83,681)	(1,933,469)

NET INCREASE IN SHARES	189,275	$1,439,315	657,780	$14,414,117

69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs U.S. Equity Insights Fund (seven of the funds constituting Goldman Sachs Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2025, 87.68%, 7.04%, 45.47%, 33.32%, 23.22%, and 16.17% of the dividends paid from net investment company taxable income by the Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds designate $7,437,973, $35,665,411, $8,060,492, $42,502,885, $9,765,799, $61,624,948, and $25,334,152 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2025.

For the year end December 31, 2025, the International Equity Insights Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Insights Fund from sources within foreign countries and possessions of the United States was $0.2695 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2025, from foreign sources was 79.68%. The total amount of foreign taxes paid by the Fund was $0.0328 per share.

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TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282 © 2026 Goldman Sachs. All rights reserved. VITEQTYAR-26

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 24, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Variable Insurance Trust

Date:	February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Variable Insurance Trust

Date:	February 25, 2026

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Variable Insurance Trust

Date:	February 25, 2026